UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: March 31

Registrant is making a filing for 9 of its series:

Wells Fargo Intrinsic Small Cap Value Fund, Wells Fargo Small Cap Core Fund, Wells Fargo Small Cap Opportunities Fund, Wells Fargo Small Cap Value Fund, Wells Fargo Special Small Cap Value Fund, Wells Fargo Traditional Small Cap Growth Fund, Wells Fargo Precious Metals Fund, Wells Fargo Specialized Technology Fund, and Wells Fargo Utility and Telecommunications Fund.

Date of reporting period: March 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

March 31, 2018

Wells Fargo Intrinsic Small Cap Value Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Intrinsic Small Cap Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Intrinsic Small Cap Value Fund for the 12-month period that ended March 31, 2018. During the last three quarters of 2017, investors enjoyed consistently rising equity values globally. Short-term interest rates tended to increase, while long-term rates remained flat to lower. During the final two months of the first quarter of 2018, equity market volatility returned, stocks reversed year-to-date gains, and bond yields rose while prices fell.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 13.99% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 16.53%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 24.93%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 1.20% and the Bloomberg Barclays Municipal Bond Index5 added 2.66% while fixed-income investments outside the U.S. gained 11.75%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.6 The ICE BofAML U.S. High Yield Index7 earned 3.69%.

Through the last nine months of 2017, stocks advanced on synchronized global growth, which led to higher investor and consumer confidence. The first quarter of 2018 began with strong stock market gains in January. A strong January 2018 U.S. employment report and inflation concerns prompted equity volatility in February. Investor optimism for growth was supplanted with concerns over trade tensions, increased interest rates, and the prospect of new data privacy regulations.

Reactions to U.S. interest rate increases were uneven across the yield curve and globally.

The U.S. Federal Reserve (Fed) increased the federal funds rate three times during the 12-month period for a combined 75 basis points (bps; 100 bps equals 1.00%). Following an increase in March 2017, short-term bond yields in the U.S. rose while longer-term Treasury yields were little changed. Municipal bond returns were positive, helped by strong demand and constrained new-issue supply. The Fed raised the target interest rate once again in June 2017 to a range of 1.00% to 1.25%. Ten-year U.S. Treasury yields declined, the yield curve flattened, and long-term bond prices benefited.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[7]	The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Intrinsic Small Cap Value Fund	3

Internationally, central banks maintained low interest rates and accommodative monetary policies that supported business activity and stock values in foreign markets. A weaker U.S. dollar was generally supportive of business activity in regions around the globe. The Bank of Japan continued its accommodative monetary policies, and industrial production, retail sales, and fixed asset investment increased in China.

Growth continued through the summer of 2017.

Globally, stocks moved higher during the third quarter of 2017. Low inflation and interest rates supported accelerating global economic growth and corporate earnings. Brief episodes of geopolitical tensions, often associated with North Korea’s advancing nuclear missile program, flaring conflicts in the Middle East, and uncertainty surrounding U.S. trade policies, did not discourage investing activity.

In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate. Stocks in international developed and emerging markets continued to benefit from improving economic growth.

Positive economic and market news continued as 2017 closed and 2018 began.

During the fourth quarter of 2017, stock markets continued the move higher. Third-quarter economic output in the U.S. grew at a 3.2% annual rate. The unemployment rate fell to a 17-year low of 4.1%. Tax reform passed and wage growth data improved, encouraging increased business and consumer spending.

Fed officials announced in October 2017 plans to begin unwinding its $4.5 trillion portfolio of bonds and other assets accumulated during rounds of quantitative easing conducted since the 2008–2009 recession. Still, restrained inflation kept long-term bond rates steady and the flattened yield curve persisted. The Fed raised the federal funds rate target to a range of 1.25% to 1.50% in December 2017 and began selling bonds held in its portfolio.

2018 opened with continued stock advances, then volatility.

Improving business and economic data globally continued to support stocks through January 2018. Political wrangling in the U.S. over budget resolutions could not dissuade investors from buying stocks as payrolls and factory orders increased. Long-term interest rates in the U.S. trended higher as the yield curve steepened—the 10-year Treasury rate moved from 2.46% to 2.84% and the 30-year rate moved from 2.81% to 3.08% during January 2018.

Investor sentiment shifted in February as inflation concerns emerged in the U.S. when readings from the Producer Price Index in January rose 2.5% year over year. During February, the U.S. market endured a loss from January’s high of nearly 12% before recovering much of that loss. The Fed raised the federal funds rate in March 2018. Bond yields rose across the yield curve.

During January 2018, purchasing managers’ indices in China, the eurozone, India, and Japan reported data for December that indicated continued growth. Despite positive economic signals and business fundamentals, international stock values fell during February and March 2018, swept up in the selling momentum in U.S. markets.

Globally, stocks moved higher during the third quarter of 2017.

During February, the U.S. market endured a loss from January’s high of nearly 12% before recovering much of that loss.

4	Wells Fargo Intrinsic Small Cap Value Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Intrinsic Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Ann Miletti

Christopher G. Miller, CFA®

Average annual total returns (%) as of March 31, 2018

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (WFSMX)	3-31-2008	2.54	8.92	8.13	8.78	10.22	8.78	1.49	1.36
Class C (WSCDX)	3-31-2008	6.96	9.40	7.97	7.96	9.40	7.97	2.24	2.11
Administrator Class (WFSDX)	4-8-2005	–	–	–	8.94	10.42	9.01	1.41	1.21
Institutional Class (WFSSX)	4-8-2005	–	–	–	9.15	10.65	9.24	1.16	1.01
Russell 2000® Value Index[3]	–	–	–	–	5.13	9.96	8.61	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Intrinsic Small Cap Value Fund	7

Growth of $10,000 investment as of March 31, 2018[4]

[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]	The manager has contractually committed through July 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the 1.35% for Class A, 2.10% for Class C, 1.20% for Administrator Class, and 1.00% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[4]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[5]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Intrinsic Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended March 31, 2018.

∎	Stock selection in the health care, energy, and materials sectors contributed the most to performance relative to the index.

∎	Stock selection in the consumer staples sector detracted from performance relative to the index.

The U.S. stock market rallied for most of the reporting period, with many stock market indices hitting new all-time highs in January 2018 before pulling back in the subsequent two months. Market volatility hit an all-time low in late 2017, and larger-cap and growth stocks tended to outperform smaller-cap and value stocks. The small-cap value segment of the U.S. stock market, represented by the Russell 2000® Value Index, followed a similar pattern and ended with a 5.1% gain for the period.

A number of factors influenced the U.S. stock market during the period. From our perspective, the outcome of the November 2016 U.S. presidential election likely had the biggest impact; the U.S. stock market generally rallied since the election through the latter part of January 2018 as investors expected businesses to benefit from the new administration’s progrowth positioning. In December 2017, the Tax Cuts and Jobs Act of 2017 was passed by the U.S. Congress and signed into law. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 0.25% three times during the reporting period, most recently to a range of 1.50% to 1.75% at its March 2018 meeting. The Fed also released a fairly detailed outline of its plans to reduce the size of its balance sheet of approximately $4.5 trillion and began implementing the reduction. Overall, the U.S. economy remained resilient, with 15 straight quarters of growth in gross domestic product, and continued to experience favorable trends in employment, wages, and consumer confidence.

Throughout all of the market and economic events that occurred during the reporting period, we continued to seek well-positioned companies—those with good business models, strong management teams, and healthy cash flows—trading at attractive discounts to their private market valuations (PMVs). The PMV represents the expected price that would be paid for the entire company as a stand-alone private entity.

Ten largest holdings (%) as of March 31, 2018[5]
Zions Bancorporation	2.19
Sterling BanCorp	2.17
Webster Financial Corporation	2.16
WPX Energy Incorporated	2.13
RSP Permian Incorporated	2.08
Bio-Rad Laboratories Incorporated Class A	1.91
LegacyTexas Financial Group	1.85
National General Holdings Corporation	1.83
Stifel Financial Corporation	1.82
Haemonetics Corporation	1.78

Portfolio holdings in the health care, energy, and materials sectors were the largest contributors to relative performance.

Health care was the best-performing sector in the index, rising almost 25% during the reporting period. The Fund’s overweight position and stock selection outperformed the sector, making it the largest contributor to relative performance. Holdings in the health care equipment and services industry, including Haemonetics Corporation, STERIS plc, and Integer Holdings Corporation, outperformed their peers. Haemonetics, a global health care company providing innovative blood management solutions, rose 80% during the period on reporting strong financial results after implementing cost-cutting measures and experiencing sequential growth. Even though energy was one of the worst-performing sectors in the index, declining over 18%, the Fund’s overweight position in high-quality companies gained 3.6% during the period. West Texas Intermediate crude oil prices rose 28% and, along with debt reduction and operational improvements, aided the performance of the Fund’s energy holdings. In the materials sector, holdings in the chemicals and mining industries outperformed their peers.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Intrinsic Small Cap Value Fund	9

Sector distribution as of March 31, 2018[6]

Stock selection in the consumer staples sector detracted from relative performance.

The consumer staples sector in the index declined 5.6% during the reporting period, with the Fund’s holdings in the food products industry underperforming the benchmark, making it the leading detractor from relative performance. TreeHouse Foods, Incorporated, is a food and beverage manufacturing company operating in the U.S. and Canada, specializing in the production of private label products. The company has been dealing with a competitive pricing environment that negatively affected margins and future earnings potential, causing the stock to decline 54% during the period.

Our methodology includes buying stocks at a discount to their estimated PMV and selling stocks as they approach or exceed the upper end of their PMV range.

Our bottom-up investment process leads us to be overweight or underweight certain sectors. This positioning changes over time based on macroeconomic and industry-specific factors. During the reporting period, our process led us to be overweight the industrials, health care, and information technology sectors and underweight utilities, real estate, and financials. Through our disciplined investment process, we remain keenly aware of both price and enterprise values on a company-by-company basis. Our proprietary database of historical company acquisitions across industries, sectors, and time frames enables us to maintain an extensive foundation for assessing the PMV of companies compared with their public stock prices. We strive to take advantage of those price discrepancies for the benefit of Fund shareholders by purchasing stocks when we believe they are selling at a discount to their PMV.

Similar themes may prevail for the rest of 2018.

Looking ahead to the rest of the year, the policies of the U.S. government, the impact of tax reform, interest rates, and energy prices are themes that likely could influence the overall market and the relative performance of the Fund. Now that tax reform has been accomplished, the U.S. administration has turned its sights on trade agreements, further reduction of commercial business regulations, and infrastructure.

The Fed has signaled more rate hikes in 2018 if labor markets tighten further, global economic risks remain balanced, and inflation measures hit the Fed’s target. Volatility in commodity prices and global currencies likely may continue to drive global stock markets.

Please see footnotes on page 7.

10	Wells Fargo Intrinsic Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2017	Ending account value 3-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,042.07	$6.87	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.79	1.35%
Class C
Actual	$1,000.00	$1,038.27	$10.67	2.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.46	$10.55	2.10%
Administrator Class
Actual	$1,000.00	$1,042.94	$6.11	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,044.08	$5.10	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2018	Wells Fargo Intrinsic Small Cap Value Fund	11

Security name	Shares	Value

Common Stocks: 98.57%

Consumer Discretionary: 9.08%

Auto Components: 3.08%
Dana Incorporated	48,651	$1,253,250
Tenneco Incorporated	22,694	1,245,220

		2,498,470

Diversified Consumer Services: 0.87%
Houghton Mifflin Harcourt Company †	101,436	704,980

Hotels, Restaurants & Leisure: 1.32%
Playa Hotels & Resorts NV †	43,812	447,759
Red Robin Gourmet Burgers Incorporated †	10,851	629,358

		1,077,117

Leisure Products: 1.26%
Callaway Golf Company	62,612	1,024,332

Media: 1.33%
Lions Gate Entertainment Class B	29,235	703,979
MDC Partners Incorporated Class A †	52,393	377,230

		1,081,209

Textiles, Apparel & Luxury Goods: 1.22%
Carter’s Incorporated	9,500	988,950

Consumer Staples: 0.54%

Food Products: 0.54%
TreeHouse Foods Incorporated †	11,464	438,727

Energy: 7.08%

Energy Equipment & Services: 0.50%
Forum Energy Technologies Incorporated †	36,707	403,777

Oil, Gas & Consumable Fuels: 6.58%
Encana Corporation	79,606	875,666
Matador Resources Company †	35,423	1,059,502
RSP Permian Incorporated †	35,961	1,685,852
WPX Energy Incorporated †	116,852	1,727,073

		5,348,093

Financials: 26.49%

Banks: 18.12%
Ameris Bancorp	24,770	1,310,333
First Midwest Bancorp Incorporated	26,628	654,783
LegacyTexas Financial Group	35,088	1,502,468
PacWest Bancorp	28,348	1,404,076
Pinnacle Financial Partners Incorporated	19,790	1,270,518
Renasant Corporation	22,504	957,770

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Intrinsic Small Cap Value Fund	Portfolio of investments—March 31, 2018

Security name	Shares	Value

Banks (continued)
Sterling BanCorp	77,993	$1,758,742
United Community Bank	36,202	1,145,793
Webster Financial Corporation	31,608	1,751,083
Wintrust Financial Corporation	13,726	1,181,122
Zions Bancorporation	33,704	1,777,212

		14,713,900

Capital Markets: 1.82%
Stifel Financial Corporation	24,937	1,477,019

Insurance: 5.26%
CNO Financial Group Incorporated	64,324	1,393,901
First American Financial Corporation	13,727	805,500
Maiden Holdings Limited	89,420	581,230
National General Holdings Corporation	61,230	1,488,501

		4,269,132

Thrifts & Mortgage Finance: 1.29%
Essent Group Limited †	24,740	1,052,934

Health Care: 12.35%

Health Care Equipment & Supplies: 7.49%
AngioDynamics Incorporated †	81,559	1,406,893
Haemonetics Corporation †	19,770	1,446,373
Integer Holdings Corporation †	21,594	1,221,141
STERIS plc	14,273	1,332,527
Wright Medical Group NV †	33,878	672,140

		6,079,074

Health Care Providers & Services: 1.45%
Envision Healthcare Corporation †	30,579	1,175,151

Life Sciences Tools & Services: 3.41%
Bio-Rad Laboratories Incorporated Class A †	6,212	1,553,497
Bruker Corporation	40,747	1,219,150

		2,772,647

Industrials: 19.47%

Aerospace & Defense: 0.83%
Aerojet Rocketdyne Holdings †	24,064	673,070

Airlines: 1.10%
Spirit Airlines Incorporated †«	23,555	889,908

Commercial Services & Supplies: 4.57%
Interface Incorporated	56,041	1,412,233
KAR Auction Services Incorporated	24,751	1,341,504
Steelcase Incorporated Class A	70,737	962,023

		3,715,760

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2018	Wells Fargo Intrinsic Small Cap Value Fund	13

Security name	Shares	Value

Construction & Engineering: 0.45%
Valmont Industries Incorporated	2,483	$363,263

Machinery: 4.53%
Altra Holdings Incorporated «	24,987	1,148,153
ITT Incorporated	26,366	1,291,407
Rexnord Corporation †	41,785	1,240,179

		3,679,739

Road & Rail: 2.86%
Avis Budget Group Incorporated †«	22,107	1,035,492
Genesee & Wyoming Incorporated Class A †	18,138	1,283,989

		2,319,481

Trading Companies & Distributors: 5.13%
Air Lease Corporation	23,246	990,745
GATX Corporation «	14,003	959,065
MRC Global Incorporated †	73,543	1,209,047
WESCO International Incorporated †	16,253	1,008,499

		4,167,356

Information Technology: 11.90%

Communications Equipment: 1.58%
Infinera Corporation †	117,808	1,279,395

Electronic Equipment, Instruments & Components: 6.85%
Anixter International Incorporated †	14,556	1,102,617
Avnet Incorporated	30,232	1,262,488
Synnex Corporation	8,624	1,021,082
VeriFone Systems Incorporated †	63,869	982,305
Zebra Technologies Corporation Class A †	8,576	1,193,693

		5,562,185

IT Services: 2.42%
Conduent Incorporated †	68,092	1,269,235
WEX Incorporated †	4,434	694,453

		1,963,688

Technology Hardware, Storage & Peripherals: 1.05%
Diebold Nixdorf Incorporated «	55,484	854,454

Materials: 3.62%

Chemicals: 0.70%
PolyOne Corporation	13,399	569,725

Metals & Mining: 2.92%
Reliance Steel & Aluminum Company	16,133	1,383,243
Royal Gold Incorporated	11,533	990,339

		2,373,582

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Intrinsic Small Cap Value Fund	Portfolio of investments—March 31, 2018

Security name		Shares	Value

Real Estate: 8.04%

Equity REITs: 8.04%
Cousins Properties Incorporated		92,354	$801,633
Four Corners Property Trust Incorporated		35,235	813,576
Hudson Pacific Properties Incorporated		38,184	1,242,126
Outfront Media Incorporated		36,946	692,368
Physicians Realty Trust		66,772	1,039,640
Retail Opportunity Investment Corporation		59,777	1,056,260
Taubman Centers Incorporated		15,558	885,406

			6,531,009

Total Common Stocks (Cost $65,559,386)			80,048,127

	Yield
Short-Term Investments: 6.74%

Investment Companies: 6.74%
Securities Lending Cash Investment LLC (l)(r)(u)	1.89%	4,579,892	4,580,350
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.54	893,311	893,311

Total Short-Term Investments (Cost $5,473,592)			5,473,661

Total investments in securities (Cost $71,032,978)	105.31%	85,521,788
Other assets and liabilities, net	(5.31)	(4,310,851)

Total net assets	100.00%	$81,210,937

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment companies
Securities Lending Cash Investment LLC	6,194,706	55,772,053	57,386,867	4,579,892	$239	$(229)	$13,832	$4,580,350
Wells Fargo Government Money Market Fund Select Class	3,115,232	23,681,112	25,903,033	893,311	0	0	17,244	893,311

					$239	$(229)	$31,076	$5,473,661	6.74%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2018	Wells Fargo Intrinsic Small Cap Value Fund	15

Assets
Investments in unaffiliated securities (including $4,550,752 of securities loaned), at value (cost $65,559,386)	$80,048,127
Investments in affiliated securities, at value (cost $5,473,592)	5,473,661
Cash	37,106
Receivable for investments sold	355,601
Receivable for Fund shares sold	3,576
Receivable for dividends	79,182
Receivable for securities lending income	1,768
Prepaid expenses and other assets	30,321

Total assets	86,029,342

Liabilities
Payable upon receipt of securities loaned	4,579,825
Payable for investments purchased	71,451
Management fee payable	46,061
Payable for Fund shares redeemed	42,662
Administration fees payable	13,049
Distribution fee payable	560
Trustees’ fees and expenses payable	457
Accrued expenses and other liabilities	64,340

Total liabilities	4,818,405

Total net assets	$81,210,937

NET ASSETS CONSIST OF
Paid-in capital	$67,232,207
Accumulated net realized losses on investments	(510,080)
Net unrealized gains on investments	14,488,810

Total net assets	$81,210,937

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$50,992,747
Shares outstanding – Class A1	1,620,811
Net asset value per share – Class A	$31.46
Maximum offering price per share – Class A2	$33.38
Net assets – Class C	$839,833
Shares outstanding – Class C1	28,661
Net asset value per share – Class C	$29.30
Net assets – Administrator Class	$1,346,618
Shares outstanding – Administrator Class[1]	42,003
Net asset value per share – Administrator Class	$32.06
Net assets – Institutional Class	$28,031,739
Shares outstanding – Institutional Class[1]	863,736
Net asset value per share – Institutional Class	$32.45

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Intrinsic Small Cap Value Fund	Statement of operations—year ended March 31, 2018

Investment income
Dividends (net of foreign withholding taxes of $1,097)	$859,915
Income from affiliated securities	31,076

Total investment income	890,991

Expenses
Management fee	695,648
Administration fees
Class A	106,688
Class C	1,752
Administrator Class	4,303
Institutional Class	34,961
Shareholder servicing fees
Class A	127,010
Class C	2,085
Administrator Class	8,275
Distribution fee
Class C	6,256
Custody and accounting fees	15,576
Professional fees	40,553
Registration fees	62,519
Shareholder report expenses	36,318
Trustees’ fees and expenses	23,965
Interest expense	1,661
Other fees and expenses	10,622

Total expenses	1,178,192
Less: Fee waivers and/or expense reimbursements	(164,512)

Net expenses	1,013,680

Net investment loss	(122,689)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	8,078,919
Affiliated securities	239

Net realized gains on investments	8,079,158

Net change in unrealized gains (losses) on:
Unaffiliated securities	(1,592,378)
Affiliated securities	(229)

Net change in unrealized gains (losses) on investments	(1,592,607)

Net realized and unrealized gains (losses) on investments	6,486,551

Net increase in net assets resulting from operations	$6,363,862

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Intrinsic Small Cap Value Fund	17

	Year ended March 31, 2018		Year ended March 31, 2017

Operations
Net investment loss		$(122,689)		$(475,847)
Net realized gains on investments		8,079,158		15,786,751
Net change in unrealized gains (losses) on investments		(1,592,607)		8,093,313

Net increase in net assets resulting from operations		6,363,862		23,404,217

Distributions to shareholders from
Net investment income
Class A		0		(256,325)
Administrator Class		0		(23,316)
Institutional Class		0		(465,017)

Total distributions to shareholders		0		(744,658)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	56,287	1,697,291	94,698	2,625,025
Class C	3,291	88,944	26,166	698,694
Administrator Class	9,745	302,977	20,547	548,375
Institutional Class	134,112	4,360,186	642,995	18,321,155

		6,449,398		22,193,249

Reinvestment of distributions
Class A	0	0	8,734	248,050
Administrator Class	0	0	314	9,086
Institutional Class	0	0	12,540	365,784

		0		622,920

Payment for shares redeemed
Class A	(261,867)	(7,767,468)	(401,261)	(10,930,489)
Class C	(11,065)	(298,907)	(2,636)	(65,871)
Administrator Class	(115,713)	(3,702,140)	(77,690)	(2,099,588)
Institutional Class	(1,288,079)	(37,985,828)	(1,582,608)	(40,376,065)

		(49,754,343)		(53,472,013)

Net decrease in net assets resulting from capital share transactions		(43,304,945)		(30,655,844)

Total decrease in net assets		(36,941,083)		(7,996,285)

Net assets
Beginning of period		118,152,020		126,148,305

End of period		$81,210,937		$118,152,020

Undistributed net investment income		$0		$0

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Intrinsic Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2013
CLASS A	2018	2017	2016	2015	2014[1]
Net asset value, beginning of period	$28.92	$23.49	$25.50	$23.53	$22.16	$15.96
Net investment income (loss)	(0.08)[2]	(0.15)[2]	0.22 [2]	0.04	0.02	0.03
Net realized and unrealized gains (losses) on investments	2.62	5.71	(2.09)	1.93	1.35	6.17

Total from investment operations	2.54	5.56	(1.87)	1.97	1.37	6.20
Distributions to shareholders from
Net investment income	0.00	(0.13)	(0.14)	0.00	0.00	0.00
Net asset value, end of period	$31.46	$28.92	$23.49	$25.50	$23.53	$22.16
Total return[3]	8.78%	23.68%	(7.36)%	8.37%	6.33%	38.66%
Ratios to average net assets (annualized)
Gross expenses	1.54%	1.48%	1.47%	1.46%	1.57%	1.56%
Net expenses	1.35%	1.35%	1.35%	1.40%	1.44%	1.45%
Net investment income (loss)	(0.26)%	(0.57)%	0.95%	0.15%	0.19%	0.11%
Supplemental data
Portfolio turnover rate	27%	142%	66%	60%	22%	75%
Net assets, end of period (000s omitted)	$50,993	$52,817	$49,898	$817	$908	$967

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic Small Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2013
CLASS C	2018	2017	2016	2015	2014[1]
Net asset value, beginning of period	$27.14	$22.11	$24.04	$22.35	$21.12	$15.32
Net investment loss	(0.28)[2]	(0.39)[2]	(0.00)[2,3]	(0.14)[2]	(0.05)	(0.13)[2]
Net realized and unrealized gains (losses) on investments	2.44	5.42	(1.93)	1.83	1.28	5.93

Total from investment operations	2.16	5.03	(1.93)	1.69	1.23	5.80
Net asset value, end of period	$29.30	$27.14	$22.11	$24.04	$22.35	$21.12
Total return[4]	7.96%	22.75%	(8.03)%	7.56%	6.02%	37.60%
Ratios to average net assets (annualized)
Gross expenses	2.29%	2.22%	2.22%	2.21%	2.33%	2.30%
Net expenses	2.10%	2.10%	2.12%	2.15%	2.19%	2.20%
Net investment loss	(1.02)%	(1.52)%	(0.00)%	(0.62)%	(0.54)%	(0.66)%
Supplemental data
Portfolio turnover rate	27%	142%	66%	60%	22%	75%
Net assets, end of period (000s omitted)	$840	$989	$285	$304	$429	$418

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is more than $(0.005).

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Intrinsic Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2013
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014[1]
Net asset value, beginning of period	$29.43	$23.89	$25.95	$23.90	$22.49	$16.16
Net investment income (loss)	(0.03)[2]	(0.10)[2]	0.22 [2]	0.07 [2]	0.04 [2]	0.09
Net realized and unrealized gains (losses) on investments	2.66	5.80	(2.08)	1.98	1.37	6.24

Total from investment operations	2.63	5.70	(1.86)	2.05	1.41	6.33
Distributions to shareholders from
Net investment income	0.00	(0.16)	(0.20)	0.00	(0.00)[3]	0.00
Net asset value, end of period	$32.06	$29.43	$23.89	$25.95	$23.90	$22.49
Total return[4]	8.94%	23.86%	(7.17)%	8.58%	6.43%	38.99%
Ratios to average net assets (annualized)
Gross expenses	1.46%	1.40%	1.37%	1.30%	1.42%	1.40%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income (loss)	(0.10)%	(0.38)%	0.91%	0.27%	0.45%	0.52%
Supplemental data
Portfolio turnover rate	27%	142%	66%	60%	22%	75%
Net assets, end of period (000s omitted)	$1,347	$4,355	$4,893	$5,110	$10,498	$11,182

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Intrinsic Small Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2013
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014[1]
Net asset value, beginning of period	$29.73	$24.13	$26.22	$24.19	$22.78	$16.32
Net investment income (loss)	0.03 [2]	(0.07)[2]	0.33	0.14 [2]	0.06 [2]	0.12 [2]
Net realized and unrealized gains (losses) on investments	2.69	5.89	(2.17)	1.99	1.39	6.34

Total from investment operations	2.72	5.82	(1.84)	2.13	1.45	6.46
Distributions to shareholders from
Net investment income	0.00	(0.22)	(0.25)	(0.10)	(0.04)	0.00
Net asset value, end of period	$32.45	$29.73	$24.13	$26.22	$24.19	$22.78
Total return[3]	9.15%	24.14%	(7.02)%	8.83%	6.50%	39.40%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.15%	1.12%	1.03%	1.15%	1.10%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	0.08%	(0.26)%	1.10%	0.57%	0.64%	0.58%
Supplemental data
Portfolio turnover rate	27%	142%	66%	60%	22%	75%
Net assets, end of period (000s omitted)	$28,032	$59,991	$71,072	$84,563	$79,312	$71,934

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Intrinsic Small Cap Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Intrinsic Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued at net asset value when available.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Intrinsic Small Cap Value Fund	23

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2018, the aggregate cost of all investments for federal income tax purposes was $71,543,058 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$17,165,646
Gross unrealized losses	(3,186,916)
Net unrealized gains	$13,978,730

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryforwards and net operating losses. At March 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$(365,228)	$122,689	$242,539

24	Wells Fargo Intrinsic Small Cap Value Fund	Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$7,375,058	$0	$0	$7,375,058
Consumer staples	438,727	0	0	438,727
Energy	5,751,870	0	0	5,751,870
Financials	21,512,985	0	0	21,512,985
Health care	10,026,872	0	0	10,026,872
Industrials	15,808,577	0	0	15,808,577
Information technology	9,659,722	0	0	9,659,722
Materials	2,943,307	0	0	2,943,307
Real estate	6,531,009	0	0	6,531,009

Short-term investments
Investment companies	893,311	0	0	893,311
Investments measured at net asset value*				4,580,350
Total assets	$80,941,438	$0	$0	$85,521,788

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $4,580,350 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

Notes to financial statements	Wells Fargo Intrinsic Small Cap Value Fund	25

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.71% as the average daily net assets of the Fund increase. For the year ended March 31, 2018, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 1.20% for Administrator Class shares, and 1.00% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2018, Funds Distributor received $623 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C for the year ended March 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

26	Wells Fargo Intrinsic Small Cap Value Fund	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2018 were $22,688,620 and $63,546,888, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

During the year ended March 31, 2018, the Fund had average borrowings outstanding of $75,158 at an average rate of 2.21% and paid interest in the amount of $1,661.

7. DISTRIBUTIONS TO SHAREHOLDERS

For the year ended March 31, 2018, the Fund did not have any distributions paid to shareholders. The tax character of distributions paid for the year ended March 31, 2017 was $744,658 of ordinary income.

As of March 31, 2018, distributable earnings on a tax basis consisted of $13,978,730 in unrealized gains.

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Intrinsic Small Cap Value Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Wells Fargo Intrinsic Small Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the four-year period then ended, the period from November 1, 2013 to March 31, 2014, and the year ended October 31, 2013. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted above, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 23, 2018

28	Wells Fargo Intrinsic Small Cap Value Fund	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Intrinsic Small Cap Value Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Intrinsic Small Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell*** (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny**** (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson***** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock***** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Jane Freeman became Chair Liaison effective January 1, 2018.

***	Olivia Mitchell became Chairman of the Governance Committee effective January 1, 2018.

****	Timothy Penny became Chairman effective January 1, 2018.

*****	James Polisson and Pamela Wheelock each became a Trustee effective January 1, 2018.

Other information (unaudited)	Wells Fargo Intrinsic Small Cap Value Fund	31

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn* (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
C. David Messman** (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

**	David Messman was the Secretary and Chief Legal Officer until April 16, 2018.

32	Wells Fargo Intrinsic Small Cap Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
INR	— Indian rupee
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Agency
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SIFMA	— Securities Industry and Financial Markets Association
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

309981 05-18 A242/AR242 03-18

Annual Report

March 31, 2018

Wells Fargo Small Cap Core Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Small Cap Core Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Small Cap Core Fund for the 12-month period that ended March 31, 2018. During the last three quarters of 2017, investors enjoyed consistently rising equity values globally. Short-term interest rates tended to increase, while long-term rates remained flat to lower. During the final two months of the first quarter of 2018, equity market volatility returned, stocks reversed year-to-date gains, and bond yields rose while prices fell.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 13.99% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 16.53%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 24.93%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 1.20% and the Bloomberg Barclays Municipal Bond Index5 added 2.66% while fixed-income investments outside the U.S. gained 11.75%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.6 The ICE BofAML U.S. High Yield Index7 earned 3.69%.

Through the last nine months of 2017, stocks advanced on synchronized global growth, which led to higher investor and consumer confidence. The first quarter of 2018 began with strong stock market gains in January. A strong January 2018 U.S. employment report and inflation concerns prompted equity volatility in February. Investor optimism for growth was supplanted with concerns over trade tensions, increased interest rates, and the prospect of new data privacy regulations.

Reactions to U.S. interest rate increases were uneven across the yield curve and globally.

The U.S. Federal Reserve (Fed) increased the federal funds rate three times during the 12-month period for a combined 75 basis points (bps; 100 bps equals 1.00%). Following an increase in March 2017, short-term bond yields in the U.S. rose while longer-term Treasury yields were little changed. Municipal bond returns were positive, helped by strong demand and constrained new-issue supply. The Fed raised the target interest rate once again in June 2017 to a range of 1.00% to 1.25%. Ten-year U.S. Treasury yields declined, the yield curve flattened, and long-term bond prices benefited.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[7]	The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Small Cap Core Fund	3

Internationally, central banks maintained low interest rates and accommodative monetary policies that supported business activity and stock values in foreign markets. A weaker U.S. dollar was generally supportive of business activity in regions around the globe. The Bank of Japan continued its accommodative monetary policies, and industrial production, retail sales, and fixed asset investment increased in China.

Growth continued through the summer of 2017.

Globally, stocks moved higher during the third quarter of 2017. Low inflation and interest rates supported accelerating global economic growth and corporate earnings. Brief episodes of geopolitical tensions, often associated with North Korea’s advancing nuclear missile program, flaring conflicts in the Middle East, and uncertainty surrounding U.S. trade policies, did not discourage investing activity.

In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate. Stocks in international developed and emerging markets continued to benefit from improving economic growth.

Positive economic and market news continued as 2017 closed and 2018 began.

During the fourth quarter of 2017, stock markets continued the move higher. Third-quarter economic output in the U.S. grew at a 3.2% annual rate. The unemployment rate fell to a 17-year low of 4.1%. Tax reform passed and wage growth data improved, encouraging increased business and consumer spending.

Fed officials announced in October 2017 plans to begin unwinding its $4.5 trillion portfolio of bonds and other assets accumulated during rounds of quantitative easing conducted since the 2008–2009 recession. Still, restrained inflation kept long-term bond rates steady and the flattened yield curve persisted. The Fed raised the federal funds rate target to a range of 1.25% to 1.50% in December 2017 and began selling bonds held in its portfolio.

2018 opened with continued stock advances, then volatility.

Improving business and economic data globally continued to support stocks through January 2018. Political wrangling in the U.S. over budget resolutions could not dissuade investors from buying stocks as payrolls and factory orders increased. Long-term interest rates in the U.S. trended higher as the yield curve steepened—the 10-year Treasury rate moved from 2.46% to 2.84% and the 30-year rate moved from 2.81% to 3.08% during January 2018.

Investor sentiment shifted in February as inflation concerns emerged in the U.S. when readings from the Producer Price Index in January rose 2.5% year over year. During February, the U.S. market endured a loss from January’s high of nearly 12% before recovering much of that loss. The Fed raised the federal funds rate in March 2018. Bond yields rose across the yield curve.

During January 2018, purchasing managers’ indices in China, the eurozone, India, and Japan reported data for December that indicated continued growth. Despite positive economic signals and business fundamentals, international stock values fell during February and March 2018, swept up in the selling momentum in U.S. markets.

Globally, stocks moved higher during the third quarter of 2017.

During February, the U.S. market endured a loss from January’s high of nearly 12% before recovering much of that loss.

4	Wells Fargo Small Cap Core Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Small Cap Core Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

John R. Campbell, CFA®

Justin P. Carr, CFA®

Greg W. Golden, CFA®

Average annual total returns (%) as of March 31, 20181

		Including sales charge			Excluding sales charge				Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year		5 year	10 year	Gross	Net[3]
Class A (WOSCX)	5-20-2016	(8.76)	7.68	6.04	(3.20	)*	8.97	6.67	1.49	1.35
Class C (WCSCX)	5-20-2016	(4.90)	8.16	5.88	(3.93)		8.16	5.88	2.24	2.10
Class R6 (WRSCX)	5-20-2016	–	–	–	(2.76	)*	9.39	7.06	1.06	0.90
Administrator Class (WNSCX)	5-20-2016	–	–	–	(3.15	)*	9.08	6.77	1.41	1.25
Institutional Class (WYSCX)	9-13-2005	–	–	–	(2.81)		9.37	7.05	1.16	1.00
Russell 2000® Index[4]	–	–	–	–	11.79		11.47	9.84	–	–
*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Cap Core Fund	7

Growth of $10,000 investment as of March 31, 2018[5]

[1]	Historical performance shown for the Class A, Class C, and Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, and are adjusted to reflect Class A, Class C, and Administrator shares expenses, respectively. Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and has not been adjusted to reflect the expenses of the Class R6 shares. If these expenses had been included, returns for Class R6 shares would be higher. Historical performance shown for all classes of the Fund prior to May 20, 2016 is based on the performance of the Fund’s predecessor, Golden Small Cap Core Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through July 31, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Small Cap Core Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 2000® Index, for the 12-month period that ended March 31, 2018.

∎	Stock selection was a detractor in 9 of the 10 sectors in which the Fund held investments, with the weakest results in information technology (IT), health care, consumer discretionary, and industrials. Stock selection added value in the materials sector.

∎	Sector exposures contributed positively to the Fund’s relative performance. An overweight to health care and an underweight to real estate were the most beneficial. An overweight to IT and a modest cash position were the top detracting allocations.

∎	The Fund was positioned with overweight exposures to health care, industrials, and IT. It had underweight exposures to real estate, financials, and energy. Other sector exposures were within 1% of the benchmark.

Ten largest holdings (%) as of March 31, 2018[6]
Magellan Health Services Incorporated	2.26
ICU Medical Incorporated	2.23
The Greenbrier Companies Incorporated	2.20
EMCOR Group Incorporated	2.13
Insperity Incorporated	2.09
Ruth’s Chris Steak House Incorporated	2.04
Encompass Health Corporation	2.03
Applied Industrial Technologies Incorporated	2.01
FCB Financial Holdings Class A	2.00
Brooks Automation Incorporated	2.00

Selected stocks detracted from relative performance

Stock selection led to the Fund’s underperformance. The top detractors were Nutrisystem, Incorporated; Westmoreland Coal Company; and Sanmina Corporation. Nutrisystem is a leading provider of weight-management products and services, including the Nutrisystem and South Beach Diet brands. Its shares declined after the company reported disappointing fourth-quarter 2017 earnings per share (EPS). Management noted a slower-than-expected start to diet season results, which it attributed to a poor response to the company’s marketing campaign. Management issued guidance for fiscal-year 2018 earnings with the midpoint of the guided EPS range nearly 13% below the consensus estimate. This was viewed as a temporary and fixable setback, and management said it expected a return to meaningful growth in 2019.

Westmoreland Coal was added and removed as a Fund holding in 2017. In addition to its attractiveness from our model’s perspective, we anticipated reduced regulatory pressures and a push for energy development to provide a healthy environment for coal companies. Those expectations did not materialize. Westmoreland’s operating earnings for second-quarter 2017 failed to meet analysts’ estimates, and it lowered guidance for fiscal 2017 results. Management cited an unfavorable sales mix and higher costs as factors that weighed on performance.

Sanmina is a leading producer of optical, electronic, and mechanical products. The company reported disappointing financial results in the second half of calendar-year 2017, and management cited slower-than-expected new program ramps and an unfavorable program mix. We sold our position in January 2018.

There were some notable positive contributors, including ICU Medical, Incorporated; Insperity, Incorporated; and Supernus Pharmaceuticals, Incorporated.

Our investment process seeks to identify attractively valued companies likely to exceed earnings expectations.

Our investment process, which we refer to as an active-quant approach, combines quantitative and qualitative evaluations of each company being considered. Our quantitative evaluation looks at valuation, earnings, and momentum-related factors to produce an objective, unbiased review of each company in the investment universe and its ranking compared with other companies being considered. A company’s ranking is the primary basis for our buy and sell decisions. We also place a high value on qualitative analysis; our investment professionals evaluate each company in light of overall market conditions and the company’s potential impact on the Fund from a risk/reward perspective. We have developed measurement tools and have tailored our investment process in support of two key tenets of our investment philosophy: Companies purchased should be available at a reasonable price, and they should be profitable and capable of increasing revenues and earnings.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Cap Core Fund	9

We believe our process will continue to uncover potentially attractive investment opportunities.

In 2017 and the first quarter of 2018, investors favored companies producing strong earnings growth and did not seem to be deterred by the elevated valuations of many of these companies. While we expect earnings growth to be the primary market driver in coming quarters, we think it is unlikely the market’s price/earnings multiple will expand much given elevated valuation levels and rising interest rates. We believe a renewed focus on valuations will benefit our investment strategy.

Inflation and the interest rate environment are likely to be a focus for investors in 2018. We expect the Federal Open Market Committee’s measured path of monetary policy normalization to continue under the committee’s new chairman, Jerome Powell. While we see inflation trending higher, we do not anticipate a sharp increase over the course of 2018.

Trade policies, including tariffs, ought to be monitored; however, a relatively weak U.S. dollar and a strong global backdrop should support exports. Domestic demand could benefit from fiscal stimulus.

Though we are mindful of how political and macroeconomic environments evolve, including their impact on expectations for corporate earnings and investors’ risk appetites, we will maintain focus on company fundamentals.

Sector distribution as of March 31, 2018[7]

Please see footnotes on page 7.

10	Wells Fargo Small Cap Core Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2017	Ending account value 3-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$948.10	$6.56	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.79	1.35%
Class C
Actual	$1,000.00	$944.30	$10.18	2.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.46	$10.55	2.10%
Class R6
Actual	$1,000.00	$950.00	$4.38	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.54	0.90%
Administrator Class
Actual	$1,000.00	$948.50	$6.07	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.29	1.25%
Institutional Class
Actual	$1,000.00	$950.00	$4.86	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2018	Wells Fargo Small Cap Core Fund	11

Security name	Shares	Value

Common Stocks: 99.61%

Consumer Discretionary: 13.88%

Auto Components: 4.62%
LCI Industries	10,301	$1,072,849
Tenneco Incorporated	21,340	1,170,926
Tower International Incorporated	31,440	872,460

		3,116,235

Automobiles: 1.31%
Winnebago Industries Incorporated	23,480	882,848

Hotels, Restaurants & Leisure: 2.04%
Ruth’s Chris Steak House Incorporated	56,204	1,374,188

Internet & Direct Marketing Retail: 1.08%
Nutrisystem Incorporated	27,125	731,019

Multiline Retail: 1.50%
Big Lots Stores Incorporated «	23,292	1,013,901

Specialty Retail: 1.90%
Children’s Place Retail Stores Incorporated	9,503	1,285,281

Textiles, Apparel & Luxury Goods: 1.43%
Skechers U.S.A. Incorporated Class A †	24,834	965,794

Consumer Staples: 1.70%

Food Products: 1.70%
Sanderson Farms Incorporated	9,622	1,145,210

Energy: 1.73%

Energy Equipment & Services: 1.73%
C&J Energy Services Incorporated †	45,289	1,169,362

Financials: 16.18%

Banks: 3.85%
FCB Financial Holdings Class A †	26,474	1,352,821
First Merchants Corporation	29,908	1,247,164

		2,599,985

Capital Markets: 5.75%
Brightsphere Investment Group Incorporated	80,163	1,263,369
Evercore Partners Incorporated Class A	15,084	1,315,325
Houlihan Lokey Incorporated	29,221	1,303,257

		3,881,951

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Small Cap Core Fund	Portfolio of investments—March 31, 2018

Security name	Shares	Value

Insurance: 6.58%
Heritage Insurance Holdings Incorporated «	69,759	$1,057,546
National General Holdings Corporation	52,166	1,268,155
Third Point Reinsurance Limited †	69,492	969,413
Universal Insurance Holdings Company	35,982	1,147,826

		4,442,940

Health Care: 19.18%

Biotechnology: 1.11%
MiMedx Group Incorporated «†	107,305	747,916

Health Care Equipment & Supplies: 5.57%
ICU Medical Incorporated †	5,958	1,503,799
OraSure Technologies Incorporated †	64,607	1,091,212
Orthofix International NV †	19,809	1,164,373

		3,759,384

Health Care Providers & Services: 5.97%
Encompass Health Corporation	23,931	1,368,135
Magellan Health Services Incorporated †	14,276	1,528,960
Tivity Health Incorporated †	28,533	1,131,333

		4,028,428

Life Sciences Tools & Services: 1.36%
Syneos Health Incorporated †	25,967	921,829

Pharmaceuticals: 5.17%
Catalent Incorporated †	27,097	1,112,603
Corcept Therapeutics Incorporated «†	62,841	1,033,734
Supernus Pharmaceuticals Incorporated †	29,417	1,347,299

		3,493,636

Industrials: 20.09%

Commercial Services & Supplies: 4.98%
ACCO Brands Corporation	87,171	1,093,996
SP Plus Corporation †	30,174	1,074,194
UniFirst Corporation	7,397	1,195,725

		3,363,915

Construction & Engineering: 4.93%
Argan Incorporated	19,137	821,934
EMCOR Group Incorporated	18,442	1,437,185
MasTec Incorporated †	22,749	1,070,340

		3,329,459

Machinery: 3.76%
EnPro Industries Incorporated	13,577	1,050,588
The Greenbrier Companies Incorporated «	29,607	1,487,752

		2,538,340

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2018	Wells Fargo Small Cap Core Fund	13

Security name	Shares	Value

Professional Services: 2.95%
Insperity Incorporated	20,319	$1,413,186
RPX Corporation	53,931	576,522

		1,989,708

Trading Companies & Distributors: 3.47%
Applied Industrial Technologies Incorporated	18,576	1,354,190
Rush Enterprises Incorporated †	23,338	991,632

		2,345,822

Information Technology: 16.17%

Electronic Equipment, Instruments & Components: 4.60%
Kemet Corporation †	55,535	1,006,850
Methode Electronics Incorporated	24,479	957,129
Synnex Corporation	9,610	1,137,824

		3,101,803

Internet Software & Services: 1.49%
Appfolio Incorporated Class A †	24,651	1,006,993

IT Services: 3.68%
Hackett Group Incorporated	72,479	1,164,013
ManTech International Corporation Class A	23,841	1,322,460

		2,486,473

Semiconductors & Semiconductor Equipment: 6.40%
Advanced Energy Industries Incorporated †	16,533	1,056,459
Brooks Automation Incorporated	49,820	1,349,126
Cirrus Logic Incorporated †	22,128	899,061
Ultra Clean Holdings Incorporated †	52,879	1,017,921

		4,322,567

Materials: 5.10%

Chemicals: 1.91%
Trinseo SA	17,451	1,292,247

Metals & Mining: 3.19%
Materion Corporation	22,130	1,129,737
Suncoke Energy Incorporated †	95,035	1,022,577

		2,152,314

Real Estate: 2.87%

Equity REITs: 2.87%
Ashford Hospitality Trust Incorporated	140,202	905,705
The Geo Group Incorporated	50,405	1,031,790

		1,937,495

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Small Cap Core Fund	Portfolio of investments—March 31, 2018

Security name		Shares	Value

Utilities: 2.71%

Electric Utilities: 0.99%
Spark Energy Incorporated Class A «		56,784	$672,890

Independent Power & Renewable Electricity Producers: 1.72%
NRG Yield Incorporated Class A		70,545	1,159,760

Total Common Stocks (Cost $57,663,232)			67,259,693

	Yield
Short-Term Investments: 6.98%

Investment Companies: 6.98%
Securities Lending Cash Investment LLC (l)(r)(u)	1.89%	4,708,943	4,709,414

Total Short-Term Investments (Cost $4,709,414)			4,709,414

Total investments in securities (Cost $62,372,646)	106.59%	71,969,107
Other assets and liabilities, net	(6.59)	(4,446,508)

Total net assets	100.00%	$67,522,599

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	0	13,532,762	8,823,819	4,708,943	$0	$0	$26,541	$4,709,414
Wells Fargo Government Money Market Fund Select Class *	794,950	20,511,508	21,306,458	0	0	0	6,439	0

					$0	$0	$32,980	$4,709,414	6.98%

*	No longer held at the end of the period

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2018	Wells Fargo Small Cap Core Fund	15

Assets
Investments in unaffiliated securities (including $4,619,333, of securities loaned), at value (cost $57,663,232)	$67,259,693
Investments in affiliated securities, at value (cost $4,709,414)	4,709,414
Receivable for investments sold	2,509,342
Receivable for Fund shares sold	397
Receivable for dividends	37,668
Receivable for securities lending income	12,759
Receivable from manager	29,496
Prepaid expenses and other assets	20,669

Total assets	74,579,438

Liabilities
Payable upon receipt of securities loaned	4,709,414
Due to custodian bank	2,208,652
Payable for Fund shares redeemed	80,261
Administration fees payable	4,022
Trustees’ fees and expenses payable	474
Distribution fee payable	301
Accrued expenses and other liabilities	53,715

Total liabilities	7,056,839

Total net assets	$67,522,599

NET ASSETS CONSIST OF
Paid-in capital	$58,336,026
Undistributed net investment income	105,535
Accumulated net realized losses on investments	(515,423)
Net unrealized gains on investments	9,596,461

Total net assets	$67,522,599

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$806,137
Shares outstanding – Class A1	39,734
Net asset value per share – Class A	$20.29
Maximum offering price per share – Class A2	$21.53
Net assets – Class C	$449,077
Shares outstanding – Class C1	22,426
Net asset value per share – Class C	$20.02
Net assets – Class R6	$44,923,862
Shares outstanding – Class R6[1]	2,195,970
Net asset value per share – Class R6	$20.46
Net assets – Administrator Class	$135,525
Shares outstanding – Administrator Class[1]	6,668
Net asset value per share – Administrator Class	$20.33
Net assets – Institutional Class	$21,207,998
Shares outstanding – Institutional Class[1]	1,038,074
Net asset value per share – Institutional Class	$20.43

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Small Cap Core Fund	Statement of operations—year ended March 31, 2018

Investment income
Dividends	$846,364
Income from affiliated securities	32,980

Total investment income	879,344

Expenses
Management fee	655,846
Administration fees
Class A	1,524
Class C	865
Class R6	1,557
Administrator Class	179
Institutional Class	91,903
Shareholder servicing fees
Class A	1,814
Class C	1,030
Administrator Class	343
Distribution fee
Class C	3,089
Custody and accounting fees	19,612
Professional fees	55,714
Registration fees	113,798
Shareholder report expenses	35,628
Trustees’ fees and expenses	16,870
Other fees and expenses	10,795

Total expenses	1,010,567
Less: Fee waivers and/or expense reimbursements	(236,758)

Net expenses	773,809

Net investment income	105,535

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	8,151,237
Net change in unrealized gains (losses) on investments	(10,668,825)

Net realized and unrealized gains (losses) on investments	(2,517,588)

Net decrease in net assets resulting from operations	$(2,412,053)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Small Cap Core Fund	17

	Year ended March 31, 2018		Year ended March 31, 2017[1]		Year ended June 30, 2016[2]

Operations
Net investment income (loss)		$105,535		$(35,541)			$285,872
Net realized gains (losses) on investments		8,151,237		5,996,629			(10,551,715)
Net change in unrealized gains (losses) on investments		(10,668,825)		15,099,348			(2,795,570)

Net increase (decrease) in net assets resulting from operations		(2,412,053)		21,060,436			(13,061,413)

Distributions to shareholders from
Net investment income
Class A		0		(604)			0	[3]
Class C		0		(175)			0	[3]
Class R6		0		(284)			0	[3]
Administrator Class		0		(256)			0	[3]
Institutional Class		0		(215,546)			(153,914)

Total distributions to shareholders		0		(216,865)			(153,914)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	37,520	783,618	20,038	404,696	7,790	[3]	130,000	[3]
Class C	16,509	337,254	3,008	61,918	6,017	[3]	100,000	[3]
Class R6	2,403,202	49,394,331	0	0	6,017	[3]	100,000	[3]
Administrator Class	526	10,842	112	2,000	6,017	[3]	100,000	[3]
Institutional Class	439,875	9,607,302	249,066	4,819,045	5,103,153		91,283,720

		60,133,347		5,287,659			91,713,720

Reinvestment of distributions
Class A	0	0	30	604	0	[3]	0	[3]
Class C	0	0	9	175	0	[3]	0	[3]
Class R6	0	0	14	284	0	[3]	0	[3]
Administrator Class	0	0	13	256	0	[3]	0	[3]
Institutional Class	0	0	2,392	48,291	1,813		32,246

		0		49,610			32,246

Payment for shares redeemed
Class A	(18,944)	(398,834)	(6,700)	(137,246)	0	[3]	0	[3]
Class C	(1,955)	(40,335)	(1,162)	(23,747)	0	[3]	0	[3]
Class R6	(213,263)	(4,357,007)	0	0	0	[3]	0	[3]
Institutional Class	(3,401,750)	(70,332,621)	(2,874,456)	(53,427,708)	(2,992,788)		(50,609,931)

		(75,128,797)		(53,588,701)			(50,609,931)

Net increase (decrease) in net assets resulting from capital share transactions		(14,995,450)		(48,251,432)			41,136,035

Total increase (decrease) in net assets		(17,407,503)		(27,407,861)			27,920,708

Net assets
Beginning of period		84,930,102		112,337,963			84,417,255

End of period		$67,522,599		$84,930,102			$112,337,963

Undistributed net investment income		$105,535		$0			$216,815

[1]	For the nine months ended March 31, 2017. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2017.

[2]	After the close of business on May 20, 2016, the Fund acquired the net assets of Golden Small Cap Core Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to May 20, 2016 is that of Golden Small Cap Core Fund.

[3]	For the period May 20, 2016 (commencement of class operations) to June 30, 2016.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Small Cap Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31		Year ended June 30, 2016[2]
CLASS A	2018	2017[1]
Net asset value, beginning of period	$20.95	$16.89	$16.62
Net investment income (loss)	(0.05)[3]	(0.05)[3]	0.01 [3]
Net realized and unrealized gains (losses) on investments	(0.61)	4.15	0.26

Total from investment operations	(0.66)	4.10	0.27
Distributions to shareholders from
Net investment income	0.00	(0.04)	0.00
Net asset value, end of period	$20.29	$20.95	$16.89
Total return[4]	(3.15)%	24.30%	1.62%
Ratios to average net assets (annualized)
Gross expenses	1.66%	1.50%	1.46%
Net expenses	1.35%	1.35%	1.35%
Net investment income (loss)	(0.25)%	(0.32)%	0.65%
Supplemental data
Portfolio turnover rate	53%	25%	61%
Net assets, end of period (000s omitted)	$806	$443	$132

[1]	For the nine months ended March 31, 2017. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2017.

[2]	For the period May 20, 2016 (commencement of class operations) to June 30, 2016.

[3]	Calculated based upon average shares outstanding.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Cap Core Fund	19

(For a share outstanding throughout each period)

	Year ended March 31		Year ended June 30, 2016[2]
CLASS C	2018	2017[1]
Net asset value, beginning of period	$20.84	$16.87	$16.62
Net investment loss	(0.08)	(0.12)	(0.00)[3,4]
Net realized and unrealized gains (losses) on investments	(0.74)	4.12	0.25

Total from investment operations	(0.82)	4.00	0.25
Distributions to shareholders from
Net investment income	0.00	(0.03)	0.00
Net asset value, end of period[5]	$20.02	$20.84	$16.87
Total return[5]	(3.93)%	23.70%	1.50%
Ratios to average net assets (annualized)
Gross expenses	2.41%	2.24%	2.21%
Net expenses	2.10%	2.10%	2.10%
Net investment loss	(0.98)%	(1.10)%	(0.27)%
Supplemental data
Portfolio turnover rate	53%	25%	61%
Net assets, end of period (000s omitted)	$449	$164	$102

[1]	For the nine months ended March 31, 2017. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2017.

[2]	For the period May 20, 2016 (commencement of class operations) to June 30, 2016.

[3]	Calculated based upon average shares outstanding

[4]	Amount is more than $(0.005).

[5]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Small Cap Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31		Year ended June 30, 2016[2]
CLASS R6	2018	2017[1]
Net asset value, beginning of period	$21.03	$16.90	$16.62
Net investment income (loss)	(0.01)	0.01	0.02 [3]
Net realized and unrealized gains (losses) on investments	(0.56)	4.17	0.26

Total from investment operations	(0.57)	4.18	0.28
Distributions to shareholders from
Net investment income	0.00	(0.05)	0.00
Net asset value, end of period	$20.46	$21.03	$16.90
Total return[4]	(2.71)%	24.73%	1.68%
Ratios to average net assets (annualized)
Gross expenses	2.15%	1.06%	1.03%
Net expenses	0.90%	0.90%	0.90%
Net investment income (loss)	(1.41)%	0.09%	0.93%
Supplemental data
Portfolio turnover rate	53%	25%	61%
Net assets, end of period (000s omitted)	$44,924	$127	$102

[1]	For the nine months ended March 31, 2017. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2017.

[2]	For the period May 20, 2016 (commencement of class operations) to June 30, 2016.

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Cap Core Fund	21

(For a share outstanding throughout each period)

	Year ended March 31		Year ended June 30, 2016[2]
ADMINISTRATOR CLASS	2018	2017[1]
Net asset value, beginning of period	$20.98	$16.89	$16.62
Net investment income (loss)	(0.02)	(0.04)	0.01 [3]
Net realized and unrealized gains (losses) on investments	(0.63)	4.17	0.26

Total from investment operations	(0.65)	4.13	0.27
Distributions to shareholders from
Net investment income	0.00	(0.04)	0.00
Net asset value, end of period	$20.33	$20.98	$16.89
Total return[4]	(3.10)%	24.47%	1.62%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.41%	1.37%
Net expenses	1.25%	1.25%	1.25%
Net investment income (loss)	(0.13)%	(0.26)%	0.58%
Supplemental data
Portfolio turnover rate	53%	25%	61%
Net assets, end of period (000s omitted)	$136	$129	$102

[1]	For the nine months ended March 31, 2017. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2017.

[2]	For the period May 20, 2016 (commencement of class operations) to June 30, 2016.

[3]	Calculated based upon average shares outstanding.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Small Cap Core Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31		Year ended June 30
INSTITUTIONAL CLASS	2018	2017[1]	2016[2]	2015[2]	2014[2]	2013[2]
Net asset value, beginning of period	$21.02	$16.90	$18.71	$16.76	$13.57	$10.64
Net investment income (loss)	0.06 [3]	(0.01)[3]	0.04 [3]	0.06 [3]	0.05 [3]	0.16 [3]
Net realized and unrealized gains (losses) on investments	(0.65)	4.18	(1.83)	1.92	3.36	2.77

Total from investment operations	(0.59)	4.17	(1.79)	1.98	3.41	2.93
Distributions to shareholders from
Net investment income	0.00	(0.05)	(0.02)	(0.03)	(0.22)	0.00
Net asset value, end of period	$20.43	$21.02	$16.90	$18.71	$16.76	$13.57
Total return[4]	(2.81)%	24.67%	(9.57)%	11.80%	25.21%	27.54%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.16%	1.11%	1.10%	1.10%	1.10%
Net expenses	1.00%	1.00%	1.09%	1.10%	1.10%	1.10%
Net investment income (loss)	0.26%	(0.05)%	0.25%	0.37%	0.30%	1.32%
Supplemental data
Portfolio turnover rate	53%	25%	61%	57%	68%	52%
Net assets, end of period (000s omitted)	$21,208	$84,067	$111,902	$84,417	$22,170	$20,093

[1]	For the nine months ended March 31, 2017. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2017.

[2]	After the close of business on May 20, 2016, the Fund acquired the net assets of Golden Small Cap Core Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to May 20, 2016 is that of Golden Small Cap Core Fund.

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Small Cap Core Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Cap Core Fund (the “Fund”) which is a diversified series of the Trust.

After the close of business on May 20, 2016, the net assets of Golden Small Cap Core Fund were acquired by the Fund, which was created to receive the assets of Golden Small Cap Core Fund, in an exchange for shares of the Fund. Institutional shares of Golden Small Cap Core Fund received shares of Institutional Class of the Fund in the transaction. Since Golden Small Cap Core Fund contributed all of the net assets and shareholders to the newly created Wells Fargo fund, the accounting and performance history of Golden Small Cap Core Fund has been carried forward in the financial statements contained herein.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities

24	Wells Fargo Small Cap Core Fund	Notes to financial statements

or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2018, the aggregate cost of all investments for federal income tax purposes was $62,888,069 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$12,709,703
Gross unrealized losses	(3,628,665)
Net unrealized gains	$9,081,038

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to expiration of capital loss carryforwards. At March 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net realized losses on investments
$(45,471,391)	$45,471,391

Notes to financial statements	Wells Fargo Small Cap Core Fund	25

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$9,369,266	$0	$0	$9,369,266
Consumer staples	1,145,210	0	0	1,145,210
Energy	1,169,362	0	0	1,169,362
Financials	10,924,876	0	0	10,924,876
Health care	12,951,193	0	0	12,951,193
Industrials	13,567,244	0	0	13,567,244
Information technology	10,917,836	0	0	10,917,836
Materials	3,444,561	0	0	3,444,561
Real estate	1,937,495	0	0	1,937,495
Utilities	1,832,650	0	0	1,832,650
Investments measured at net asset value*				4,709,414
Total assets	$67,259,693	$0	$0	$71,969,107

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $4,709,414 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in

26	Wells Fargo Small Cap Core Fund	Notes to financial statements

connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.71% as the average daily net assets of the Fund increase. For the year ended March 31, 2018, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. In connection with the completion of the merger of Golden Capital Management LLC into WellsCap on January 1, 2018, WellsCap became the subadviser to the Fund. The merger did not result in any change to the services provided to the Fund or to its strategies or fees and expenses. WellsCap is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 0.90% for Class R6 shares, 1.25% for Administrator Class shares, and 1.00% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2018, Funds Distributor received $873 from the sale of Class A. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Notes to financial statements	Wells Fargo Small Cap Core Fund	27

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2018 were $40,690,944 and $54,797,622, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended March 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax characters of distributions paid were as follows:

	Year ended March 31		Year ended June 2016
	2018	2017*
Ordinary income	$0	$216,865	$153,914

*	For the nine months ended March 31, 2017. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 2017.

As of March 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains
$105,535	$9,081,038

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Small Cap Core Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Wells Fargo Small Cap Core Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period from July 1, 2016 to March 31, 2017, and the year ended June 30, 2016, and the related notes (collectively, the “financial statements”), and the financial highlights for the year then ended, for the period from July 1, 2016 to March 31, 2017, and for the year ended June 30, 2016. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods noted above, and the financial highlights for each of the years or periods noted above, in conformity with U.S. generally accepted accounting principles. The financial highlights for each of the years in the three-year period ended June 30, 2015, were audited by other independent registered public accountants whose report, dated August 19, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 23, 2018

Other information (unaudited)	Wells Fargo Small Cap Core Fund	29

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Small Cap Core Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Small Cap Core Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell*** (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny**** (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson***** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock***** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Jane Freeman became Chair Liaison effective January 1, 2018.

***	Olivia Mitchell became Chairman of the Governance Committee effective January 1, 2018.

****	Timothy Penny became Chairman effective January 1, 2018.

*****	James Polisson and Pamela Wheelock each became a Trustee effective January 1, 2018.

32	Wells Fargo Small Cap Core Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn* (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
C. David Messman** (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

**	David Messman was the Secretary and Chief Legal Officer until April 16, 2018.

List of abbreviations	Wells Fargo Small Cap Core Fund	33

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
INR	— Indian rupee
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Agency
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SIFMA	— Securities Industry and Financial Markets Association
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

309982 05-18 A269/AR269 03-18

Annual Report

March 31, 2018

Wells Fargo Small Cap Opportunities Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Small Cap Opportunities Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Small Cap Opportunities Fund for the 12-month period that ended March 31, 2018. During the last three quarters of 2017, investors enjoyed consistently rising equity values globally. Short-term interest rates tended to increase, while long-term rates remained flat to lower. During the final two months of the first quarter of 2018, equity market volatility returned, stocks reversed year-to-date gains, and bond yields rose while prices fell.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 13.99% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 16.53%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 24.93%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 1.20% and the Bloomberg Barclays Municipal Bond Index5 added 2.66% while fixed-income investments outside the U.S. gained 11.75%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.6 The ICE BofAML U.S. High Yield Index7 earned 3.69%.

Through the last nine months of 2017, stocks advanced on synchronized global growth, which led to higher investor and consumer confidence. The first quarter of 2018 began with strong stock market gains in January. A strong January 2018 U.S. employment report and inflation concerns prompted equity volatility in February. Investor optimism for growth was supplanted with concerns over trade tensions, increased interest rates, and the prospect of new data privacy regulations.

Reactions to U.S. interest rate increases were uneven across the yield curve and globally.

The U.S. Federal Reserve (Fed) increased the federal funds rate three times during the 12-month period for a combined 75 basis points (bps; 100 bps equals 1.00%). Following an increase in March 2017, short-term bond yields in the U.S. rose while longer-term Treasury yields were little changed. Municipal bond returns were positive, helped by strong demand and constrained new-issue supply. The Fed raised the target interest rate once again in June 2017 to a range of 1.00% to 1.25%. Ten-year U.S. Treasury yields declined, the yield curve flattened, and long-term bond prices benefited.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[7]	The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Small Cap Opportunities Fund	3

Internationally, central banks maintained low interest rates and accommodative monetary policies that supported business activity and stock values in foreign markets. A weaker U.S. dollar was generally supportive of business activity in regions around the globe. The Bank of Japan continued its accommodative monetary policies, and industrial production, retail sales, and fixed asset investment increased in China.

Growth continued through the summer of 2017.

Globally, stocks moved higher during the third quarter of 2017. Low inflation and interest rates supported accelerating global economic growth and corporate earnings. Brief episodes of geopolitical tensions, often associated with North Korea’s advancing nuclear missile program, flaring conflicts in the Middle East, and uncertainty surrounding U.S. trade policies, did not discourage investing activity.

In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate. Stocks in international developed and emerging markets continued to benefit from improving economic growth.

Positive economic and market news continued as 2017 closed and 2018 began.

During the fourth quarter of 2017, stock markets continued the move higher. Third-quarter economic output in the U.S. grew at a 3.2% annual rate. The unemployment rate fell to a 17-year low of 4.1%. Tax reform passed and wage growth data improved, encouraging increased business and consumer spending.

Fed officials announced in October 2017 plans to begin unwinding its $4.5 trillion portfolio of bonds and other assets accumulated during rounds of quantitative easing conducted since the 2008–2009 recession. Still, restrained inflation kept long-term bond rates steady and the flattened yield curve persisted. The Fed raised the federal funds rate target to a range of 1.25% to 1.50% in December 2017 and began selling bonds held in its portfolio.

2018 opened with continued stock advances, then volatility.

Improving business and economic data globally continued to support stocks through January 2018. Political wrangling in the U.S. over budget resolutions could not dissuade investors from buying stocks as payrolls and factory orders increased. Long-term interest rates in the U.S. trended higher as the yield curve steepened—the 10-year Treasury rate moved from 2.46% to 2.84% and the 30-year rate moved from 2.81% to 3.08% during January 2018.

Investor sentiment shifted in February as inflation concerns emerged in the U.S. when readings from the Producer Price Index in January rose 2.5% year over year. During February, the U.S. market endured a loss from January’s high of nearly 12% before recovering much of that loss. The Fed raised the federal funds rate in March 2018. Bond yields rose across the yield curve.

During January 2018, purchasing managers’ indices in China, the eurozone, India, and Japan reported data for December that indicated continued growth. Despite positive economic signals and business fundamentals, international stock values fell during February and March 2018, swept up in the selling momentum in U.S. markets.

Globally, stocks moved higher during the third quarter of 2017.

During February, the U.S. market endured a loss from January’s high of nearly 12% before recovering much of that loss.

4	Wells Fargo Small Cap Opportunities Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Small Cap Opportunities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Schroder Investment Management North America Inc.

Portfolio managers

Jenny B. Jones

Robert Kaynor, CFA®‡

Average annual total returns (%) as of March 31, 20181

					Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[3]
Class R6 (WSCJX)	10-31-2016	8.95	12.08	9.68	1.00	0.92
Administrator Class (NVSOX)	8-1-1993	8.52	11.84	9.57	1.35	1.27
Institutional Class (WSCOX)	10-31-2014	8.81	12.04	9.67	1.10	1.02
Russell 2000® Index[4]	–	11.79	11.47	9.84	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Cap Opportunities Fund	7

Growth of $1,000,000 investment as of March 31, 2018[5]

‡	Mr. Kaynor became a portfolio manager of the Fund on January 12, 2018.

[1]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect the expenses of Class R6. If these expenses had been included, returns for Class R6 would be higher. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the expenses of the Institutional Class. If these expenses had been included, returns for the Institutional Class shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.07% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through July 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.85% for Class R6, 1.20% for Administrator Class, and 0.95% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[5]	The chart compares the performance of Administrator Class shares for the most recent ten years with the Russell 2000® Index. The chart assumes a hypothetical investment of $1,000,000 in Administrator Class shares and reflects all operating expenses.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo Small Cap Opportunities Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 2000® Index, for the 12-month period that ended March 31, 2018.

∎	Negative stock selection occurred most significantly within the health care, industrials, and consumer discretionary sectors. The Fund’s allocation to cash also hindered performance.

∎	The Fund benefited from positive stock selection in the energy, information technology (IT), and real estate sectors.

∎	The index rose by 11.79% for the reporting period. The broader market was driven by large-cap, growth, and momentum stocks.

A strong economy and tax bill stimulus sent U.S. stocks climbing higher.

The U.S. economy was generally positive, as seen in a number of data points. The employment picture remained strong. The Institute for Supply Management Nonmanufacturing Index remained in expansionary territory. Small business confidence (as measured by the National Federation of Independent Business Optimism Index) set an average-monthly-optimism record over the period (there is a 45-year history for this measure). One highlight was third-quarter gross domestic product expanding at a 3.2% annual rate ahead of the 2.6% consensus. The year ended with retail sales rising ahead of consensus, with global Purchasing Managers’ Index readings also strong. The government also is adding stimulus to the economy from the recently passed $1.3 trillion U.S. budget. However, the period ended with a spike in volatility as talks of tariffs and trade wars have spooked investors.

We made several changes to the Fund’s portfolio during the period.

The most noteworthy change to the Fund’s portfolio during the period was a weighting shift in the Fund’s health care sector from a slight underweight to a more significant underweight. This was due to a surge in the biotechnology sector, which rallied over 34% in the period (within the index) and now accounts for 39% of the index’s health care sector weight. The Fund increased its exposure to both the IT and financials sectors over the quarter. Within financials, the Fund added new positions in regional banks CenterState Bank Corporation, Union Bankshares Corporation, and First Merchants Corporation. The Fund also purchased two new stocks in internet services and software IT services: Carbonite, Incorporated, and CSG Systems International, Incorporated.

Ten largest holdings (%) as of March 31, 2018[6]
Chemical Financial Corporation	1.41
First Citizens BancShares Corporation Class A	1.30
Terreno Realty Corporation	1.29
CoreLogic Incorporated	1.29
Hexcel Corporation	1.29
ServiceMaster Global Holdings Incorporated	1.29
Entegris Incorporated	1.29
Catalent Incorporated	1.26
Cavco Industries Incorporated	1.24
Ashland Global Holdings Incorporated	1.24

Stock selection in the health care and consumer discretionary sectors detracted from Fund performance.

Stock selection was negative for the reporting period, especially in the health care and consumer discretionary sectors. The lag in consumer discretionary was largely due to our position in AMC Entertainment Holdings, Incorporated*. Within health care, underperformance was a result of an underweight to the biotechnology industry, which rose over 34% within the index during the period, as well as stock selection. The Fund’s position in Otonomy, Incorporated*, and not holding Kite Pharma, Incorporated, and Nektar Therapeutics detracted from returns. The strategy’s average cash position of 7.4% also detracted from returns.

Holdings within the energy sector contributed to the Fund’s performance for the period, as did select IT holdings.

Key stock contributors were led by Match Group, Incorporated; Catalent, Incorporated; and ON Semiconductor Corporation. Match Group, a provider of online dating services, is continuing to add value after reporting a series of better-than-expected earnings results. Match Group’s Tinder Gold mobile application continues to deliver growth, and the core Match business has stabilized. Contract manufacturing organization Catalent outperformed after a competitor received a buyout offer at a significant premium and after reporting a series of strong earnings and reaffirming guidance. ON Semiconductor, a designer and manufacturer of semiconductor components, rallied after reporting strong earnings, specifically among industrials sector clients, as well as issuing solid forward guidance.

The strategy also benefited from underweights to real estate and consumer staples.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Cap Opportunities Fund	9

Sector distribution as of March 31, 2018[7]

Valuations and potential trade tariffs remain concerns.

The impact of the tax reform bill and the fiscal stimulus from the new budget has driven earnings expectations higher. As a result, valuations have come down.

An interesting point is that after a decade of monetary policy driving growth, fiscal policy is now in the driver’s seat. Key recent headlines from Washington, at least as far as the market is concerned, center on trade issues. The proposed tariffs on foreign steel and aluminum, plus the additional tariffs proposed on an undetermined set of Chinese products, have spooked investors. The Chinese have quickly responded in kind, albeit in a measured fashion. We remind our investors to look at what the U.S. administration does and to not get caught up in various headlines and tweets. To the extent that tariffs and trade wars materialize, this may likely be to the disadvantage of U.S. large- cap stocks, as a larger percentage of their revenues come from non-U.S. sources (36%) than small-cap companies (18%).

Please see footnotes on page 7.

10	Wells Fargo Small Cap Opportunities Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2017	Ending account value 3-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class R6
Actual	$1,000.00	$1,023.31	$4.29	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
Administrator Class
Actual	$1,000.00	$1,021.27	$6.05	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,022.80	$4.79	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2018	Wells Fargo Small Cap Opportunities Fund	11

Security name	Shares	Value

Common Stocks: 91.61%

Consumer Discretionary: 13.81%

Auto Components: 1.34%
Gentherm Incorporated †	39,131	$1,328,497
Standard Motor Products Incorporated	23,503	1,118,038

		2,446,535

Diversified Consumer Services: 2.17%
Graham Holdings Company Class B	2,696	1,623,666
ServiceMaster Global Holdings Incorporated †	46,394	2,359,135

		3,982,801

Hotels, Restaurants & Leisure: 2.55%
Extended Stay America Incorporated	4,372	86,434
Jack in the Box Incorporated	7,657	653,372
Playags Incorporated †	50,634	1,177,747
Red Rock Resorts Incorporated Class A	30,571	895,119
The Cheesecake Factory Incorporated «	38,604	1,861,485

		4,674,157

Household Durables: 1.48%
Cavco Industries Incorporated †	13,045	2,266,569
Helen of Troy Limited †	5,063	440,481

		2,707,050

Leisure Products: 1.15%
The Brunswick Corporation	35,445	2,105,079

Media: 0.94%
Hemisphere Media Group Incorporated †	41,780	470,025
MDC Partners Incorporated Class A †	173,057	1,246,010

		1,716,035

Specialty Retail: 1.92%
Asbury Automotive Group Incorporated †	22,026	1,486,755
Caleres Incorporated	30,492	1,024,531
Hudson Limited Class A †«	63,669	1,012,974

		3,524,260

Textiles, Apparel & Luxury Goods: 2.26%
Oxford Industries Incorporated	29,475	2,197,656
Steven Madden Limited	44,364	1,947,580

		4,145,236

Consumer Staples: 2.05%

Food & Staples Retailing: 0.80%
Performance Food Group Company †	49,193	1,468,411

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Small Cap Opportunities Fund	Portfolio of investments—March 31, 2018

Security name	Shares	Value

Food Products: 1.25%
Darling Ingredients Incorporated †	51,220	$886,106
Hain Celestial Group Incorporated †	43,657	1,400,080

		2,286,186

Energy: 3.20%

Energy Equipment & Services: 1.29%
ProPetro Holding Corporation †«	94,135	1,495,805
Solaris Oilfield Infrastructure Incorporated Class A †	52,232	864,962

		2,360,767

Oil, Gas & Consumable Fuels: 1.91%
Centennial Resource Development Class A †«	42,458	779,104
Jagged Peak Energy Incorporated †	1,291	18,242
Ring Energy Incorporated †	14,578	209,194
SRC Energy Incorporated †	177,157	1,670,591
World Fuel Services Corporation	33,671	826,623

		3,503,754

Financials: 18.45%

Banks: 12.22%
CenterState Banks Incorporated	36,379	965,135
Chemical Financial Corporation	47,123	2,576,683
First Citizens BancShares Corporation Class A	5,767	2,383,155
First Horizon National Corporation	104,450	1,966,794
First Merchants Corporation	35,835	1,494,320
First Midwest Bancorp Incorporated	90,624	2,228,444
Heritage Financial Corporation	54,067	1,654,450
Lakeland Financial Corporation	22,047	1,019,233
Simmons First National Corporation Class A	40,684	1,157,460
Union Bankshares Corporation	17,856	655,494
United Community Bank	68,831	2,178,501
Univest Corporation of Pennsylvania	24,680	683,636
Westamerica Bancorporation «	20,197	1,173,042
Western Alliance Bancorp †	38,656	2,246,300

		22,382,647

Capital Markets: 0.85%
Golub Capital BDC Incorporated «	87,099	1,558,201

Diversified Financial Services: 0.83%
Compass Diversified Holdings	92,735	1,520,854

Insurance: 4.55%
Amerisafe Incorporated	25,032	1,383,018
Brown & Brown Incorporated	78,457	1,995,946
National General Holdings Corporation	89,282	2,170,445

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2018	Wells Fargo Small Cap Opportunities Fund	13

Security name	Shares	Value

Insurance (continued)
ProAssurance Corporation	17,705	$859,578
Reinsurance Group of America Incorporated	12,515	1,927,310

		8,336,297

Health Care: 9.56%

Biotechnology: 1.35%
Flexion Therapeutics Incorporated †«	42,297	947,876
Puma Biotechnology Incorporated †	7,394	503,162
Repligen Corporation †	28,363	1,026,173

		2,477,211

Health Care Equipment & Supplies: 3.37%
Dentsply Sirona Incorporated	20,615	1,037,141
DexCom Incorporated †«	18,753	1,390,722
K2M Group Holdings Incorporated †	59,905	1,135,200
Masimo Corporation †	10,390	913,801
Sientra Incorporated †«	41,837	404,145
The Cooper Companies Incorporated	4,132	945,443
West Pharmaceutical Services Incorporated	3,889	343,360

		6,169,812

Health Care Providers & Services: 0.31%
Patterson Companies Incorporated «	25,787	573,245

Health Care Technology: 0.42%
Teladoc Incorporated †«	18,896	761,509

Life Sciences Tools & Services: 1.98%
Bio-Techne Corporation	14,885	2,248,230
Syneos Health Incorporated †	39,009	1,384,820

		3,633,050

Pharmaceuticals: 2.13%
Akorn Incorporated †	27,339	511,513
Catalent Incorporated †	56,334	2,313,074
Evolus Incorporated †	39,808	359,466
Pacira Pharmaceuticals Incorporated †	22,688	706,731

		3,890,784

Industrials: 15.31%

Aerospace & Defense: 1.85%
Hexcel Corporation	36,582	2,362,831
Maxar Technologies Limited	22,053	1,019,951

		3,382,782

Airlines: 1.21%
Allegiant Travel Company	7,758	1,338,643
Spirit Airlines Incorporated †«	23,132	873,927

		2,212,570

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Small Cap Opportunities Fund	Portfolio of investments—March 31, 2018

Security name	Shares	Value

Building Products: 1.05%
Fortune Brands Home & Security Incorporated	13,418	$790,186
Simpson Manufacturing Company Incorporated	19,697	1,134,350

		1,924,536

Commercial Services & Supplies: 1.33%
Advanced Disposal Services Incorporated †	56,188	1,251,869
Covanta Holding Corporation	57,921	839,855
Knoll Incorporated	17,496	353,244

		2,444,968

Construction & Engineering: 1.87%
Dycom Industries Incorporated †	11,865	1,277,030
Valmont Industries Incorporated	14,666	2,145,636

		3,422,666

Electrical Equipment: 0.58%
Generac Holdings Incorporated †	23,106	1,060,796

Machinery: 4.43%
EnPro Industries Incorporated	14,478	1,120,308
ESCO Technologies Incorporated	28,817	1,687,235
Franklin Electric Company Incorporated	47,076	1,918,347
IDEX Corporation	13,461	1,918,327
Kornit Digital Limited †«	15,523	200,247
REV Group Incorporated	61,596	1,278,733

		8,123,197

Professional Services: 1.26%
ASGN Incorporated †	23,247	1,903,464
Exponent Incorporated	5,146	404,733

		2,308,197

Road & Rail: 0.91%
Ryder System Incorporated	22,871	1,664,780

Trading Companies & Distributors: 0.82%
MSC Industrial Direct Company Class A	6,140	563,099
Univar Incorporated †	33,769	937,090

		1,500,189

Information Technology: 17.19%

Communications Equipment: 1.87%
Acacia Communications Incorporated †«	31,292	1,203,490
Ciena Corporation †	85,897	2,224,732

		3,428,222

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2018	Wells Fargo Small Cap Opportunities Fund	15

Security name	Shares	Value

Electronic Equipment, Instruments & Components: 1.88%
Arrow Electronics Incorporated †	12,038	$927,167
Fabrinet †	51,556	1,617,827
Novanta Incorporated †	17,328	903,655

		3,448,649

Internet Software & Services: 2.31%
Carbonite Incorporated †	56,010	1,613,088
Match Group Incorporated †«	28,877	1,283,294
Shutterstock Incorporated †	3,191	153,647
Yelp Incorporated †	28,170	1,176,098

		4,226,127

IT Services: 5.57%
Acxiom Corporation †	51,032	1,158,937
CoreLogic Incorporated †	52,267	2,364,036
CSG Systems International Incorporated	33,977	1,538,818
EPAM Systems Incorporated †	16,783	1,921,989
Leidos Holdings Incorporated	26,049	1,703,605
WNS Holdings Limited †	33,500	1,518,555

		10,205,940

Semiconductors & Semiconductor Equipment: 3.61%
Entegris Incorporated	67,754	2,357,839
Integrated Device Technology Incorporated †	43,713	1,335,869
ON Semiconductor Corporation †	71,243	1,742,604
Versum Materials Incorporated	31,130	1,171,422

		6,607,734

Software: 1.95%
Cadence Design Systems Incorporated †	16,659	612,551
Fortinet Incorporated †	12,885	690,378
PTC Incorporated †	28,986	2,261,198

		3,564,127

Materials: 4.47%

Chemicals: 2.24%
Ashland Global Holdings Incorporated	32,468	2,265,942
Valvoline Incorporated	82,918	1,834,975

		4,100,917

Containers & Packaging: 1.41%
Ardagh Group SA «	50,463	942,649
Graphic Packaging Holding Company	106,854	1,640,209

		2,582,858

Metals & Mining: 0.82%
Pretium Resources Incorporated †«	66,604	443,583
Steel Dynamics Incorporated	23,816	1,053,144

		1,496,727

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Small Cap Opportunities Fund	Portfolio of investments—March 31, 2018

Security name		Shares	Value

Real Estate: 5.42%

Equity REITs: 4.46%
Columbia Property Trust Incorporated		41,985	$859,013
Douglas Emmett Incorporated		31,360	1,152,794
Equity Lifestyle Properties Incorporated		17,923	1,573,102
Gramercy Property Trust Incorporated		53,036	1,152,472
Mid-America Apartment Communities Incorporated		11,673	1,065,045
Terreno Realty Corporation		68,657	2,369,353

			8,171,779

Real Estate Management & Development: 0.96%
HFF Incorporated Class A		15,746	782,576
Kennedy Wilson Holdings Incorporated		56,246	978,680

			1,761,256

Utilities: 2.15%

Electric Utilities: 1.16%
IDACORP Incorporated		24,126	2,129,602

Multi-Utilities: 0.45%
Vectren Corporation		12,964	828,659

Water Utilities: 0.54%
SJW Corporation		18,659	983,516

Total Common Stocks (Cost $131,718,497)			167,804,675

	Yield
Short-Term Investments: 15.59%

Investment Companies: 15.59%
Securities Lending Cash Investment LLC (l)(r)(u)	1.89%	13,754,682	13,756,058
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.54	14,793,357	14,793,357

Total Short-Term Investments (Cost $28,549,415)			28,549,415

Total investments in securities (Cost $160,267,912)	107.20%	196,354,090
Other assets and liabilities, net	(7.20)	(13,179,716)

Total net assets	100.00%	$183,174,374

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2018	Wells Fargo Small Cap Opportunities Fund	17

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	15,210,362	158,507,521	159,963,201	13,754,682	$1,305	$(1,184)	$389,516	$13,756,058
Wells Fargo Government Money Market Fund Select Class	13,563,576	105,832,637	104,602,856	14,793,357	0	0	186,463	14,793,357

					$1,305	$(1,184)	$575,979	$28,549,415	15.59%

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Small Cap Opportunities Fund	Statement of assets and liabilities—March 31, 2018

Assets
Investments in unaffiliated securities (including $13,710,653 of securities loaned), at value (cost $131,718,497)	$167,804,675
Investments in affiliated securities, at value (cost $28,549,415)	28,549,415
Receivable for investments sold	2,503,815
Receivable for Fund shares sold	152,681
Receivable for dividends	174,351
Receivable for securities lending income	22,618
Prepaid expenses and other assets	39,148

Total assets	199,246,703

Liabilities
Payable upon receipt of securities loaned	13,754,688
Payable for investments purchased	1,810,775
Payable for Fund shares redeemed	269,423
Management fee payable	78,222
Due to custodian bank	69,614
Administration fees payable	19,669
Trustees’ fees and expenses payable	915
Accrued expenses and other liabilities	69,023

Total liabilities	16,072,329

Total net assets	$183,174,374

NET ASSETS CONSIST OF
Paid-in capital	$113,651,180
Undistributed net investment income	168,078
Accumulated net realized gains on investments	33,268,938
Net unrealized gains on investments	36,086,178

Total net assets	$183,174,374

COMPUTATION OF NET ASSET VALUE PER SHARE
Net assets – Class R6	$23,870,636
Shares outstanding – Class R6[1]	1,054,846
Net asset value per share – Class R6	$22.63
Net assets – Administrator Class	$91,506,188
Shares outstanding – Administrator Class[1]	4,062,410
Net asset value per share – Administrator Class	$22.53
Net assets – Institutional Class	$67,797,550
Shares outstanding – Institutional Class[1]	2,999,116
Net asset value per share – Institutional Class	$22.61

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended March 31, 2018	Wells Fargo Small Cap Opportunities Fund	19

Investment income
Dividends (net of foreign withholding taxes of $9,549)	$2,908,887
Securities lending income from affiliates, net	389,516
Income from affiliated securities	186,463

Total investment income	3,484,866

Expenses
Management fee	2,249,316
Administration fees
Class R6	1,361
Administrator Class	245,703
Institutional Class	92,411
Shareholder servicing fees
Administrator Class	470,952
Custody and accounting fees	11,869
Professional fees	47,372
Registration fees	71,737
Shareholder report expenses	38,526
Trustees’ fees and expenses	23,455
Other fees and expenses	11,653

Total expenses	3,264,355
Less: Fee waivers and/or expense reimbursements	(282,445)

Net expenses	2,981,910

Net investment income	502,956

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	54,266,080
Affiliated securities	1,305

Net realized gains on investments	54,267,385

Net change in unrealized gains (losses) on:
Unaffiliated securities	(28,400,321)
Affiliated securities	(1,184)

Net change in unrealized gains (losses) on investments	(28,401,505)

Net realized and unrealized gains (losses) on investments	25,865,880

Net increase in net assets resulting from operations	$26,368,836

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Small Cap Opportunities Fund	Statement of changes in net assets

	Year ended March 31, 2018		Year ended March 31, 2017

Operations
Net investment income		$502,956			$1,060,402
Net realized gains on investments		54,267,385			28,776,630
Net change in unrealized gains (losses) on investments		(28,401,505)			26,052,434

Net increase in net assets resulting from operations		26,368,836			55,889,466

Distributions to shareholders from
Net investment income
Class R6		(5,027)			(166)[1]
Administrator Class		(339,109)			(757,254)
Institutional Class		(183,973)			(205,414)
Net realized gains
Class R6		(260,359)			(2,149)[1]
Administrator Class		(27,052,520)			(19,845,550)
Institutional Class		(10,040,057)			(2,743,894)

Total distributions to shareholders		(37,881,045)			(23,554,427)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class R6	1,016,892	23,696,710	68,165	[1]	1,622,149 [1]
Administrator Class	1,003,396	24,583,627	1,687,551		38,157,468
Institutional Class	1,609,570	39,079,106	2,357,789		54,583,111

		87,359,443			94,362,728

Reinvestment of distributions
Class R6	11,427	261,336	99	[1]	2,315 [1]
Administrator Class	1,202,741	27,387,299	876,609		20,454,367
Institutional Class	386,831	8,839,448	120,565		2,820,495

		36,488,083			23,277,177

Payment for shares redeemed
Class R6	(41,737)	(978,591)	0	[1]	0 [1]
Administrator Class	(7,857,302)	(184,787,406)	(5,357,915)		(122,878,100)
Institutional Class	(1,280,303)	(30,434,668)	(207,771)		(4,880,539)

		(216,200,665)			(127,758,639)

Net decrease in net assets resulting from capital share transactions		(92,353,139)			(10,118,734)

Total increase (decrease) in net assets		(103,865,348)			22,216,305

Net assets
Beginning of period		287,039,722			264,823,417

End of period		$183,174,374			$287,039,722

Undistributed net investment income		$168,078			$257,825

[1]	For the period from October 31, 2016 (commencement of operations) to March 31, 2017

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Cap Opportunities Fund	21

(For a share outstanding throughout each period)

	Year ended March 31
CLASS R6	2018	2017[1]
Net asset value, beginning of period	$23.82	$22.43
Net investment income	0.07	0.14
Net realized and unrealized gains (losses) on investments	2.08	3.32

Total from investment operations	2.15	3.46
Distributions to shareholders from
Net investment income	(0.06)	(0.14)
Net realized gains	(3.28)	(1.93)

Total distributions to shareholders	(3.34)	(2.07)
Net asset value, end of period	$22.63	$23.82
Total return[2]	8.95%	15.63%
Ratios to average net assets (annualized)
Gross expenses	1.06%	0.92%
Net expenses	0.85%	0.85%
Net investment income	0.14%	0.67%
Supplemental data
Portfolio turnover rate	48%	73%
Net assets, end of period (000s omitted)	$23,871	$1,626

[1]	For the period from October 31, 2016 (commencement of class operations) to March 31, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Small Cap Opportunities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2013
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014[1]
Net asset value, beginning of period	$23.79	$21.15	$25.19	$37.93	$42.43	$34.45
Net investment income	0.06	0.08 [2]	0.06	0.02	0.02	0.11
Net realized and unrealized gains (losses) on investments	2.00	4.56	(1.24)	3.13	2.33	10.48

Total from investment operations	2.06	4.64	(1.18)	3.15	2.35	10.59
Distributions to shareholders from
Net investment income	(0.04)	(0.07)	(0.02)	0.00	(0.02)	(0.08)
Net realized gains	(3.28)	(1.93)	(2.84)	(15.89)	(6.83)	(2.53)

Total distributions to shareholders	(3.32)	(2.00)	(2.86)	(15.89)	(6.85)	(2.61)
Net asset value, end of period	$22.53	$23.79	$21.15	$25.19	$37.93	$42.43
Total return[3]	8.52%	22.13%	(4.39)%	11.75%	6.26%	33.19%
Ratios to average net assets (annualized)
Gross expenses	1.30%	1.28%	1.29%	1.24%	1.24%	1.22%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.12%	0.36%	0.25%	0.06%	0.11%	0.31%
Supplemental data
Portfolio turnover rate	48%	73%	59%	60%	26%	76%
Net assets, end of period (000s omitted)	$91,506	$231,039	$264,560	$306,628	$471,330	$705,671

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Cap Opportunities Fund	23

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2018	2017	2016	2015[1]
Net asset value, beginning of period	$23.82	$21.18	$25.22	$39.04
Net investment income	0.09	0.09	0.16 [2]	0.06
Net realized and unrealized gains (losses) on investments	2.03	4.61	(1.28)	2.01

Total from investment operations	2.12	4.70	(1.12)	2.07
Distributions to shareholders from
Net investment income	(0.05)	(0.13)	(0.08)	0.00
Net realized gains	(3.28)	(1.93)	(2.84)	(15.89)

Total distributions to shareholders	(3.33)	(2.06)	(2.92)	(15.89)
Net asset value, end of period	$22.61	$23.82	$21.18	$25.22
Total return[3]	8.81%	22.43%	(4.12)%	8.68%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.03%	1.05%	0.92%
Net expenses	0.95%	0.95%	0.95%	0.92%
Net investment income	0.37%	0.56%	0.71%	0.59%
Supplemental data
Portfolio turnover rate	48%	73%	59%	60%
Net assets, end of period (000s omitted)	$67,798	$54,375	$263	$11

[1]	For the period from October 31, 2014 (commencement of class operations) to March 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Small Cap Opportunities Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Cap Opportunities Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Small Cap Opportunities Fund	25

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2018, the aggregate cost of all investments for federal income tax purposes was $160,983,900 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$39,678,727
Gross unrealized losses	(4,308,537)
Net unrealized gains	$35,370,190

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to passive foreign investment companies and recognition of partnership income. At March 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized gains on investments
$(10)	$(64,594)	$64,604

26	Wells Fargo Small Cap Opportunities Fund	Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$25,301,153	$0	$0	$25,301,153
Consumer staples	3,754,597	0	0	3,754,597
Energy	5,864,521	0	0	5,864,521
Financials	33,797,999	0	0	33,797,999
Health care	17,505,611	0	0	17,505,611
Industrials	28,044,681	0	0	28,044,681
Information technology	31,480,799	0	0	31,480,799
Materials	8,180,502	0	0	8,180,502
Real estate	9,933,035	0	0	9,933,035
Utilities	3,941,777	0	0	3,941,777

Short-term investments
Investment companies	14,793,357	0	0	14,793,357
Investments measured at net asset value*				13,756,058
Total assets	$182,598,032	$0	$0	$196,354,090

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $13,756,058 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

Notes to financial statements	Wells Fargo Small Cap Opportunities Fund	27

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.71% as the average daily net assets of the Fund increase. For the year ended March 31, 2018, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Schroder Investment Management North America Inc., which is not an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.50% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class R6	0.03%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.85% for Class R6 shares, 1.20% for Administrator Class shares, and 0.95% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2018 were $117,267,063 and $227,799,362, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

28	Wells Fargo Small Cap Opportunities Fund	Notes to financial statements

For the year ended March 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	Year ended March 31
	2018	2017
Ordinary income	$4,968,700	$962,834
Long-term capital gain	32,912,345	22,591,593

As of March 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$812,180	$33,340,824	$35,370,190

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Small Cap Opportunities Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Wells Fargo Small Cap Opportunities Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the four-year period then ended, the period from November 1, 2013 to March 31, 2014, and the year ended October 31, 2013. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted above, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 23, 2018

30	Wells Fargo Small Cap Opportunities Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 52.64% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $32,912,345 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $2,610,665 of income dividends paid during the fiscal year ended March 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2018, $8,720 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended March 31, 2018, $4,440,591 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Small Cap Opportunities Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Small Cap Opportunities Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell*** (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny**** (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson***** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock***** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Jane Freeman became Chair Liaison effective January 1, 2018.

***	Olivia Mitchell became Chairman of the Governance Committee effective January 1, 2018.

****	Timothy Penny became Chairman effective January 1, 2018.

*****	James Polisson and Pamela Wheelock each became a Trustee effective January 1, 2018.

Other information (unaudited)	Wells Fargo Small Cap Opportunities Fund	33

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn* (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
C. David Messman** (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

**	David Messman was the Secretary and Chief Legal Officer until April 16, 2018.

34	Wells Fargo Small Cap Opportunities Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
INR	— Indian rupee
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Agency
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SIFMA	— Securities Industry and Financial Markets Association
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

309983 05-18 A243/AR243 03-18

Annual Report

March 31, 2018

Wells Fargo Small Cap Value Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Small Cap Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Small Cap Value Fund for the 12-month period that ended March 31, 2018. During the last three quarters of 2017, investors enjoyed consistently rising equity values globally. Short-term interest rates tended to increase, while long-term rates remained flat to lower. During the final two months of the first quarter of 2018, equity market volatility returned, stocks reversed year-to-date gains, and bond yields rose while prices fell.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 13.99% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 16.53%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 24.93%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 1.20% and the Bloomberg Barclays Municipal Bond Index5 added 2.66% while fixed-income investments outside the U.S. gained 11.75%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.6 The ICE BofAML U.S. High Yield Index7 earned 3.69%.

Through the last nine months of 2017, stocks advanced on synchronized global growth, which led to higher investor and consumer confidence. The first quarter of 2018 began with strong stock market gains in January. A strong January 2018 U.S. employment report and inflation concerns prompted equity volatility in February. Investor optimism for growth was supplanted with concerns over trade tensions, increased interest rates, and the prospect of new data privacy regulations.

Reactions to U.S. interest rate increases were uneven across the yield curve and globally.

The U.S. Federal Reserve (Fed) increased the federal funds rate three times during the 12-month period for a combined 75 basis points (bps; 100 bps equals 1.00%). Following an increase in March 2017, short-term bond yields in the U.S. rose while longer-term Treasury yields were little changed. Municipal bond returns were positive, helped by strong demand and constrained new-issue supply. The Fed raised the target interest rate once again in June 2017 to a range of 1.00% to 1.25%. Ten-year U.S. Treasury yields declined, the yield curve flattened, and long-term bond prices benefited.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[7]	The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Small Cap Value Fund	3

Internationally, central banks maintained low interest rates and accommodative monetary policies that supported business activity and stock values in foreign markets. A weaker U.S. dollar was generally supportive of business activity in regions around the globe. The Bank of Japan continued its accommodative monetary policies, and industrial production, retail sales, and fixed asset investment increased in China.

Growth continued through the summer of 2017.

Globally, stocks moved higher during the third quarter of 2017. Low inflation and interest rates supported accelerating global economic growth and corporate earnings. Brief episodes of geopolitical tensions, often associated with North Korea’s advancing nuclear missile program, flaring conflicts in the Middle East, and uncertainty surrounding U.S. trade policies, did not discourage investing activity.

In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate. Stocks in international developed and emerging markets continued to benefit from improving economic growth.

Positive economic and market news continued as 2017 closed and 2018 began.

During the fourth quarter of 2017, stock markets continued the move higher. Third-quarter economic output in the U.S. grew at a 3.2% annual rate. The unemployment rate fell to a 17-year low of 4.1%. Tax reform passed and wage growth data improved, encouraging increased business and consumer spending.

Fed officials announced in October 2017 plans to begin unwinding its $4.5 trillion portfolio of bonds and other assets accumulated during rounds of quantitative easing conducted since the 2008–2009 recession. Still, restrained inflation kept long-term bond rates steady and the flattened yield curve persisted. The Fed raised the federal funds rate target to a range of 1.25% to 1.50% in December 2017 and began selling bonds held in its portfolio.

2018 opened with continued stock advances, then volatility.

Improving business and economic data globally continued to support stocks through January 2018. Political wrangling in the U.S. over budget resolutions could not dissuade investors from buying stocks as payrolls and factory orders increased. Long-term interest rates in the U.S. trended higher as the yield curve steepened—the 10-year Treasury rate moved from 2.46% to 2.84% and the 30-year rate moved from 2.81% to 3.08% during January 2018.

Investor sentiment shifted in February as inflation concerns emerged in the U.S. when readings from the Producer Price Index in January rose 2.5% year over year. During February, the U.S. market endured a loss from January’s high of nearly 12% before recovering much of that loss. The Fed raised the federal funds rate in March 2018. Bond yields rose across the yield curve.

During January 2018, purchasing managers’ indices in China, the eurozone, India, and Japan reported data for December that indicated continued growth. Despite positive economic signals and business fundamentals, international stock values fell during February and March 2018, swept up in the selling momentum in U.S. markets.

Globally, stocks moved higher during the third quarter of 2017.

During February, the U.S. market endured a loss from January’s high of nearly 12% before recovering much of that loss.

4	Wells Fargo Small Cap Value Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Erik C. Astheimer

Michael Schneider, CFA®

Average annual total returns (%) as of March 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SMVAX)	11-30-2000	1.78	6.23	6.34	7.97	7.50	6.97	1.32	1.28
Class C (SMVCX)	11-30-2000	6.08	6.69	6.17	7.08	6.69	6.17	2.07	2.03
Class R6 (SMVRX)	6-28-2013	–	–	–	8.38	7.97	7.44	0.89	0.83
Administrator Class (SMVDX)	7-30-2010	–	–	–	8.18	7.72	7.22	1.24	1.08
Institutional Class (WFSVX)	7-31-2007	–	–	–	8.39	7.93	7.42	0.99	0.88
Russell 2000® Value Index[4]	–	–	–	–	5.13	9.96	8.61	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Cap Value Fund	7

Growth of $10,000 investment as of March 31, 2018[5]

[1]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor class shares. If these expenses had not been included, returns for Institutional Class shares would be higher. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through July 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended March 31, 2018.

∎	Strong stock selection in the consumer discretionary and financials sectors drove performance, as did an underweight to the real estate sector.

∎	Weakness in the industrials and information technology (IT) sectors detracted from performance.

U.S. small-cap equities posted a solid year in 2017. Economic growth in the U.S. was strong and improved globally. Major tax legislation was passed in the U.S., which, among other things, lowers the corporate tax rate. This should benefit many U.S.-based small-cap companies. However, after many years of strong performance, we are cautious on the markets overall. A lot of good news already may be priced into stocks, and any negative change in outlook could cause pressure on equities. In addition, rising interest rates, which currently are being viewed as a positive, could at some point start putting pressure on earnings multiples, which also could be a headwind for stocks.

Portfolio positions in selected stocks increased.

We are bottom-up stock pickers, so sector weights are a reflection of individual stock selection. Over the past year, the Fund’s weighting in banks increased materially. We expect the yield curve to steepen, which may lead to increased profitability for the industry as a whole and for selected stocks in the portfolio. In addition, we believe a more benign regulatory environment is also a tailwind for these companies. We have increased our exposure to selected energy sector stocks and are now slightly overweight the sector. This is primarily driven by our increased investment in Navigator Holdings Limited, which operates a fleet of liquefied gas carriers and stands to benefit from new petrochemical plants coming online, as well as increased U.S. exports.

The Fund benefited from positive stock selection in the consumer discretionary and financials sectors as well as an underweight to the real estate sector.

Strong stock selection in the consumer discretionary sector helped Fund performance. The Fund’s positions in Cavco Industries, Incorporated, and Skyline Corporation returned 49% and 134%, respectively. Both companies are manufactured-housing producers, which have been continuing to benefit from the improvement in the industry. Cavco is the second-largest producer in the country and has an excellent management team and a solid balance sheet. Skyline is merging with a much larger, private manufactured-housing producer, which has increased the company’s market share materially. Our outlook for both companies remains positive.

The Fund’s financial stocks contributed to performance. Enova International, Incorporated, an online consumer lender, increased 48%. Enova was aided by strong demand for its products, solid credit performance, and a more benign regulatory environment. Another contributor was The Bancorp, Incorporated, which increased 112%. Bancorp is a commercial bank and is expected to benefit from higher interest rates more than its peers.

Our underweight to the poorly performing real estate sector aided Fund performance for the period. Within our holdings, we continue to remain positive on UMH Properties, Incorporated, which owns manufactured-housing communities. We believe the demand for low-cost housing may continue to increase, which could benefit UMH.

Weakness in the industrials and IT sectors hindered the Fund’s performance.

The Fund’s industrial holdings detracted from performance. The primary detractor within industrials was Armstrong Flooring, Incorporated, which decreased 26%. Armstrong, a producer of wood flooring products, was affected by the ongoing competition from Chinese imports. The company’s turnaround is taking longer than expected; however, we remain constructive, as we believe there is ample room to improve margins.

Within the IT sector, the Fund’s holdings detracted from performance during the period. Synchronoss Technologies, Incorporated*, a provider of telecom cloud-services, was the largest detractor, decreasing 63%. The underperformance of Synchronoss was due to the ill-timed strategy pivot to enter the enterprise security market with the purchase of Intralinks Holdings, Incorporated. We exited our position in the company during the period.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Cap Value Fund	9

We believe it is prudent to remain cautious.

We are cautious on the broader equity market. After such a strong run over the past several years, we would not be surprised to see the equity market take a pause. We expect volatility to increase as the Federal Reserve slowly unwinds the extraordinary monetary policies it put in place during the Great Recession.

While we are cautious on the broader markets, we are positive on how the portfolio is positioned. We believe that rising interest rates and the potential for deregulation and consolidation are positive for the banking industry, and we are overweight banks. We own gold miners, which tend to have very little correlation with the broader equity market, and we are hopeful that our investment in these stocks can provide stability to the portfolio in times of broader market volatility. In addition, increased volatility may provide us with a greater set of investment opportunities for us to deploy capital. We remain encouraged with our current holdings and our outlook for the Fund.

Ten largest holdings (%) as of March 31, 2018[6]
National General Holdings Corporation	3.83
Randgold Resources Limited ADR	3.58
BankUnited Incorporated	3.09
Enova International Incorporated	3.03
The Bancorp Incorporated	2.80
Bloomin’ Brands Incorporated	2.51
CenterState Banks Incorporated	2.45
ACCO Brands Corporation	2.45
OSI Systems Incorporated	2.38
Navigator Holdings Limited	2.37

Sector distribution as of March 31, 2018[7]

Please see footnotes on page 7.

10	Wells Fargo Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2017	Ending account value 3-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,010.55	$6.42	1.28%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.44	1.28%
Class C
Actual	$1,000.00	$1,006.31	$10.15	2.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.81	$10.20	2.03%
Class R6
Actual	$1,000.00	$1,011.90	$4.16	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	$4.18	0.83%
Administrator Class
Actual	$1,000.00	$1,011.43	$5.42	1.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.44	1.08%
Institutional Class
Actual	$1,000.00	$1,012.39	$4.42	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.54	$4.43	0.88%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2018	Wells Fargo Small Cap Value Fund	11

Security name	Shares	Value

Common Stocks: 98.10%

Consumer Discretionary: 10.66%

Hotels, Restaurants & Leisure: 4.49%
Bloomin’ Brands Incorporated	566,600	$13,757,048
Century Casinos Incorporated †	1,326,000	9,891,960
Peak Resorts Incorporated	100	485
Scientific Games Corporation Class A †	8,600	357,760
The Wendy’s Company	38,100	668,655

		24,675,908

Household Durables: 5.96%
Cavco Industries Incorporated †	73,606	12,789,043
Nobility Homes Incorporated	64,300	1,350,300
Skyline Corporation †	366,900	8,071,800
Taylor Morrison Home Corporation Class A †	181,000	4,213,680
The New Home Company Incorporated †	568,700	6,301,196

		32,726,019

Textiles, Apparel & Luxury Goods: 0.21%
G-III Apparel Group Limited †	30,300	1,141,704

Consumer Staples: 0.71%

Food Products: 0.71%
Amira Nature Foods Limited †	932,600	3,888,942

Energy: 7.36%

Energy Equipment & Services: 2.42%
CARBO Ceramics Incorporated †	655,600	4,753,100
Newpark Resources Incorporated †	544,200	4,408,020
Parker Drilling Company †	769,000	488,315
PHI Incorporated - Non Voting †	92,200	944,128
Smart Sand Incorporated †	466,300	2,713,866

		13,307,429

Oil, Gas & Consumable Fuels: 4.94%
Navigator Holdings Limited †	1,109,600	13,037,800
Oasis Petroleum Incorporated †	551,400	4,466,340
Paramount Resources Limited Class A †	183,120	2,090,516
Range Resources Corporation	306,100	4,450,694
Sanchez Energy Corporation †	986,500	3,087,745

		27,133,095

Financials: 33.33%

Banks: 21.01%
Ameris Bancorp	135,300	7,157,370
BankUnited Incorporated	424,200	16,959,516
CenterState Banks Incorporated	508,000	13,477,240
First Horizon National Corporation	392,800	7,396,424

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Small Cap Value Fund	Portfolio of investments—March 31, 2018

Security name	Shares	Value

Banks (continued)
Hanmi Financial Corporation	178,100	$5,476,575
Hilltop Holdings Incorporated	217,500	5,102,550
Hope Bancorp Incorporated	708,700	12,891,253
IBERIABANK Corporation	160,700	12,534,600
LegacyTexas Financial Group	208,900	8,945,098
OFG Bancorp	184,400	1,926,980
Sterling BanCorp	233,100	5,256,405
The Bancorp Incorporated †	1,424,900	15,388,920
Valley National Bancorp	229,600	2,860,816

		115,373,747

Capital Markets: 0.34%
Medley Management Incorporated Class A (l)	323,400	1,843,380

Consumer Finance: 3.03%
Enova International Incorporated †	753,800	16,621,290

Insurance: 6.51%
Argo Group International Holdings Limited	128,230	7,360,402
First Acceptance Corporation †	83,100	70,635
James River Group Holdings Limited	205,900	7,303,273
National General Holdings Corporation	865,100	21,030,581

		35,764,891

Mortgage REITs: 1.84%
Redwood Trust Incorporated	654,600	10,126,662

Thrifts & Mortgage Finance: 0.60%
BofI Holding Incorporated †	49,000	1,985,970
Essent Group Limited †	30,500	1,298,080

		3,284,050

Health Care: 6.59%

Health Care Equipment & Supplies: 0.85%
Hologic Incorporated †	29,900	1,117,064
Lantheus Holdings Incorporated †	216,800	3,447,120
OraSure Technologies Incorporated †	6,800	114,852

		4,679,036

Health Care Providers & Services: 2.67%
Cross Country Healthcare Incorporated †	563,300	6,258,263
Tivity Health Incorporated †	211,500	8,385,975

		14,644,238

Health Care Technology: 2.39%
Allscripts Healthcare Solutions Incorporated †	683,800	8,444,930
Omnicell Incorporated †	108,600	4,713,240

		13,158,170

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2018	Wells Fargo Small Cap Value Fund	13

Security name	Shares	Value

Pharmaceuticals: 0.68%
Prestige Brands Holdings Incorporated †	110,300	$3,719,316

Industrials: 13.30%

Air Freight & Logistics: 0.84%
Atlas Air Worldwide Holdings Incorporated †	76,300	4,612,335

Building Products: 1.60%
Armstrong Flooring Incorporated †	344,700	4,677,579
CSW Industrials Incorporated †	91,200	4,108,560

		8,786,139

Commercial Services & Supplies: 3.83%
ABM Industries Incorporated	151,000	5,055,480
ACCO Brands Corporation	1,073,700	13,474,935
Healthcare Services Group Incorporated	40,300	1,752,244
Hudson Technologies Incorporated †	149,000	736,060

		21,018,719

Construction & Engineering: 1.44%
Bird Construction Incorporated (a)	194,200	1,288,638
IES Holdings Incorporated †	142,800	2,163,420
Tutor Perini Corporation †	202,900	4,473,945

		7,926,003

Machinery: 3.74%
Actuant Corporation Class A	209,000	4,859,250
Freightcar America Incorporated (l)	697,800	9,350,520
Milacron Holdings Corporation †	67,100	1,351,394
Mueller Water Products Incorporated Class A	457,300	4,970,851

		20,532,015

Professional Services: 1.03%
Hill International Incorporated †	987,800	5,630,460

Trading Companies & Distributors: 0.82%
Applied Industrial Technologies Incorporated	62,000	4,519,800

Information Technology: 8.32%

Communications Equipment: 1.68%
Finisar Corporation †	291,300	4,605,453
Harmonic Incorporated †	1,210,800	4,601,040

		9,206,493

Electronic Equipment, Instruments & Components: 2.78%
Coherent Incorporated †	11,700	2,192,580
OSI Systems Incorporated †	200,400	13,080,108

		15,272,688

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Small Cap Value Fund	Portfolio of investments—March 31, 2018

Security name	Shares	Value

IT Services: 0.48%
Travelport Worldwide Limited	161,100	$2,632,374

Technology Hardware, Storage & Peripherals: 3.38%
Cray Incorporated †	534,900	11,072,430
Diebold Nixdorf Incorporated	229,600	3,535,840
Quantum Corporation †	1,090,300	3,968,692

		18,576,962

Materials: 13.63%

Containers & Packaging: 0.33%
Intertape Polymer Group Incorporated	112,500	1,789,875

Metals & Mining: 13.30%
Agnico Eagle Mines Limited	11,300	475,391
Argonaut Gold Incorporated †	734,600	1,388,394
Carpenter Technology Corporation	91,400	4,032,568
Eldorado Gold Corporation †	1,242,600	1,043,784
Haynes International Incorporated	201,500	7,477,665
Nevsun Resources Limited	986,600	2,348,108
NovaGold Resources Incorporated †	956,700	4,142,511
Olympic Steel Incorporated	95,300	1,954,603
Randgold Resources Limited ADR	235,900	19,636,316
Royal Gold Incorporated	34,300	2,945,341
Ryerson Holding Corporation †	347,900	2,835,385
Sandstorm Gold Limited †	2,588,200	12,319,832
Schnitzer Steel Industry	252,000	8,152,200
SSR Mining Incorporated †	188,700	1,811,520
TimkenSteel Corporation †	163,200	2,479,008

		73,042,626

Real Estate: 1.69%

Equity REITs: 1.69%
UMH Properties Incorporated	690,600	9,260,946

Telecommunication Services: 2.51%

Diversified Telecommunication Services: 2.51%
Cincinnati Bell Incorporated †	614,600	8,512,210
Iradium Communications Incorporated †	470,800	5,296,500

		13,808,710

Total Common Stocks (Cost $437,249,129)		538,704,022

Exchange-Traded Funds: 1.40%
SPDR S&P Regional Banking ETF	22,400	1,352,736
VanEck Vectors Gold Miners ETF	181,451	3,988,293
VanEck Vectors Junior Gold Miners ETF	72,683	2,336,758

Total Exchange-Traded Funds (Cost $7,826,674)		7,677,787

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2018	Wells Fargo Small Cap Value Fund	15

Security name	Yield	Shares	Value

Short-Term Investments: 0.31%

Investment Companies: 0.31%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.54%	1,673,791	$1,673,791

Total Short-Term Investments (Cost $1,673,791)			1,673,791

Total investments in securities (Cost $446,749,594)	99.81%	548,055,600
Other assets and liabilities, net	0.19	1,064,882

Total net assets	100.00%	$549,120,482

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
Century Casinos Incorporated *	1,762,300	201,800	638,100	1,326,000	$1,916,512	$(1,931,298)	$0	$9,891,960
Household Durables
Skyline Corporation *	815,200	12,669	460,969	366,900	3,598,814	2,456,000	0	8,071,800
Financials
Capital Markets
Medley Management Incorporated Class A	454,000	30,000	160,600	323,400	(1,328,602)	311,568	273,800	1,843,380
Industrials
Machinery
Freightcar America Incorporated	420,700	418,000	140,900	697,800	507,681	(1,207,330)	63,045	9,350,520

								29,157,660	5.31%

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	85,665,191	168,036,832	252,028,232	1,673,791	0	0	223,820	1,673,791	0.31

					$4,694,405	$(371,060)	$560,665	$30,831,451	5.62%

*	No longer an affiliate of the Fund at the end of the period.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Small Cap Value Fund	Statement of assets and liabilities—March 31, 2018

Assets
Investments in unaffiliated securities, at value (cost $429,236,052)	$535,187,909
Investments in affiliated securities, at value (cost $17,513,542)	12,867,691
Cash	132,079
Receivable for investments sold	1,629,859
Receivable for Fund shares sold	70,763
Receivable for dividends	683,279
Prepaid expenses and other assets	38,085

Total assets	550,609,665

Liabilities
Payable for Fund shares redeemed	676,622
Management fee payable	383,398
Payable for investments purchased	106,819
Shareholder servicing fees payable	106,534
Administration fees payable	93,824
Distribution fee payable	17,135
Trustees’ fees and expenses payable	1,382
Accrued expenses and other liabilities	103,469

Total liabilities	1,489,183

Total net assets	$549,120,482

NET ASSETS CONSIST OF
Paid-in capital	$377,732,493
Accumulated net investment loss	(666,360)
Accumulated net realized gains on investments	70,748,343
Net unrealized gains on investments	101,306,006

Total net assets	$549,120,482

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$437,703,682
Shares outstanding – Class A1	25,616,483
Net asset value per share – Class A	$17.09
Maximum offering price per share – Class A2	$18.13
Net assets – Class C	$25,110,868
Shares outstanding – Class C1	2,171,482
Net asset value per share – Class C	$11.56
Net assets – Class R6	$43,671,226
Shares outstanding – Class R6[1]	2,357,679
Net asset value per share – Class R6	$18.52
Net assets – Administrator Class	$9,935,993
Shares outstanding – Administrator Class[1]	541,860
Net asset value per share – Administrator Class	$18.34
Net assets – Institutional Class	$32,698,713
Shares outstanding – Institutional Class[1]	1,768,470
Net asset value per share – Institutional Class	$18.49

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended March 31, 2018	Wells Fargo Small Cap Value Fund	17

Investment income
Dividends (net of foreign withholding taxes of $40,991)	$5,226,688
Income from affiliated securities	560,665

Total investment income	5,787,353

Expenses
Management fee	6,097,615
Administration fees
Class A	991,936
Class C	62,156
Class R6	21,669
Administrator Class	15,129
Institutional Class	179,875
Shareholder servicing fees
Class A	1,180,876
Class C	73,996
Administrator Class	28,872
Distribution fee
Class C	221,987
Custody and accounting fees	41,955
Professional fees	46,950
Registration fees	20,548
Shareholder report expenses	5,489
Trustees’ fees and expenses	25,025
Other fees and expenses	27,338

Total expenses	9,041,416
Less: Fee waivers and/or expense reimbursements	(451,703)

Net expenses	8,589,713

Net investment loss	(2,802,360)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	311,620,644
Affiliated securities	4,694,405

Net realized gains on investments	316,315,049

Net change in unrealized gains (losses) on:
Unaffiliated securities	(258,974,104)
Affiiliated securities	(371,060)

Net change in unrealized gains (losses) on investments	(259,345,164)

Net realized and unrealized gains (losses) on investments	56,969,885

Net increase in net assets resulting from operations	$54,167,525

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Small Cap Value Fund	Statement of changes in net assets

	Year ended March 31, 2018		Year ended March 31, 2017

Operations
Net investment loss		$(2,802,360)		$(3,089,007)
Net realized gains on investments		316,315,049		178,473,238
Net change in unrealized gains (losses) on investments		(259,345,164)		76,306,664

Net increase in net assets resulting from operations		54,167,525		251,690,895

Distributions to shareholders from
Net realized gains
Class A		(139,185,621)		(56,388,139)
Class C		(11,577,587)		(5,270,387)
Class R6		(18,852,432)		(10,487,806)
Administrator Class		(3,280,317)		(2,045,288)
Institutional Class		(59,214,889)		(37,253,131)

Total distributions to shareholders		(232,110,846)		(111,444,751)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,049,139	20,283,556	1,740,528	35,433,223
Class C	82,745	1,093,645	191,902	3,019,730
Class R6	362,552	7,674,684	424,030	9,098,907
Administrator Class	79,721	1,605,699	130,653	2,811,213
Institutional Class	453,494	9,352,699	4,669,898	101,916,638

		40,010,283		152,279,711

Reinvestment of distributions
Class A	7,549,312	135,464,919	2,776,179	55,114,701
Class C	870,426	10,955,100	292,458	4,514,956
Class R6	964,823	18,847,152	502,696	10,487,806
Administrator Class	144,268	2,762,509	87,246	1,799,155
Institutional Class	2,910,455	57,830,989	1,730,984	36,212,221

		225,860,669		108,128,839

Payment for shares redeemed
Class A	(5,792,964)	(110,590,516)	(7,484,677)	(152,570,289)
Class B	N/A	N/A	(285)[1]	(4,290)[1]
Class C	(909,855)	(12,886,548)	(803,103)	(12,684,211)
Class R6	(2,930,324)	(61,212,656)	(1,679,233)	(36,127,102)
Administrator Class	(251,974)	(5,114,206)	(1,056,888)	(22,334,104)
Institutional Class	(19,803,060)	(399,900,378)	(2,762,181)	(58,313,031)

		(589,704,304)		(282,033,027)

Net asset value of shares issued in acquisition
Class A	0	0	2,339,168	45,638,463
Class C	0	0	219,630	3,343,096
Administrator Class	0	0	141,240	2,888,953
Institutional Class	0	0	172,399	3,537,176

		0		55,407,688

Net increase (decrease) in net assets resulting from capital share transactions		(323,833,352)		33,783,211

Total increase (decrease) in net assets		(501,776,673)		174,029,355

Net assets
Beginning of period		1,050,897,155		876,867,800

End of period		$549,120,482		$1,050,897,155

Accumulated net investment loss		$(666,360)		$(2,079,153)

[1]	For the period from April 1, 2016 to June 6, 2016. Effective June 7, 2016, Class B shares of the Fund are no longer offered to shareholders.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2013
CLASS A	2018	2017	2016	2015	2014[1]
Net asset value, beginning of period	$21.68	$18.84	$27.51	$35.74	$36.33	$32.87
Net investment income (loss)	(0.09)[2]	(0.11)	(0.06)[2]	0.01 [2]	0.18	0.23
Net realized and unrealized gains (losses) on investments	1.62	5.45	(1.19)	(2.55)	2.71	4.68

Total from investment operations	1.53	5.34	(1.25)	(2.54)	2.89	4.91
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.13)	(0.11)	(0.24)
Net realized gains	(6.12)	(2.50)	(7.42)	(5.56)	(3.37)	(1.21)

Total distributions to shareholders	(6.12)	(2.50)	(7.42)	(5.69)	(3.48)	(1.45)
Net asset value, end of period	$17.09	$21.68	$18.84	$27.51	$35.74	$36.33
Total return[3]	7.97%	29.92%	(2.90)%	(7.29)%	8.87%	15.67%
Ratios to average net assets (annualized)
Gross expenses	1.33%	1.32%	1.36%	1.35%	1.33%	1.33%
Net expenses	1.28%	1.28%	1.28%	1.29%	1.30%	1.30%
Net investment income (loss)	(0.47)%	(0.48)%	(0.27)%	0.02%	1.26%	0.72%
Supplemental data
Portfolio turnover rate	36%	31%	16%	9%	7%	18%
Net assets, end of period (000s omitted)	$437,704	$494,607	$441,679	$289,669	$443,671	$482,677

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2013
CLASS C	2018	2017	2016	2015	2014[1]
Net asset value, beginning of period	$16.67	$15.09	$23.80	$31.89	$32.77	$29.82
Net investment income (loss)	(0.17)[2]	(0.20)[2]	(0.24)[2]	(0.20)[2]	0.07 [2]	(0.02)[2]
Net realized and unrealized gains (losses) on investments	1.18	4.28	(1.05)	(2.27)	2.42	4.23

Total from investment operations	1.01	4.08	(1.29)	(2.47)	2.49	4.21
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.06)	0.00	(0.05)
Net realized gains	(6.12)	(2.50)	(7.42)	(5.56)	(3.37)	(1.21)

Total distributions to shareholders	(6.12)	(2.50)	(7.42)	(5.62)	(3.37)	(1.26)
Net asset value, end of period	$11.56	$16.67	$15.09	$23.80	$31.89	$32.77
Total return[3]	7.08%	28.93%	(3.58)%	(8.00)%	8.53%	14.80%
Ratios to average net assets (annualized)
Gross expenses	2.08%	2.07%	2.11%	2.10%	2.08%	2.08%
Net expenses	2.03%	2.03%	2.03%	2.04%	2.05%	2.05%
Net investment income (loss)	(1.23)%	(1.23)%	(1.18)%	(0.70)%	0.52%	(0.06)%
Supplemental data
Portfolio turnover rate	36%	31%	16%	9%	7%	18%
Net assets, end of period (000s omitted)	$25,111	$35,470	$33,601	$80,969	$105,309	$105,491

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2013[2]
CLASS R6	2018	2017	2016	2015	2014[1]
Net asset value, beginning of period	$22.93	$19.72	$28.29	$36.52	$37.13	$33.69
Net investment income (loss)	(0.00)[3,4]	(0.01)[3]	0.03 [3]	0.23 [3]	0.35	0.07 [3]
Net realized and unrealized gains (losses) on investments	1.71	5.72	(1.18)	(2.69)	2.67	3.37

Total from investment operations	1.71	5.71	(1.15)	(2.46)	3.02	3.44
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.21)	(0.26)	0.00
Net realized gains	(6.12)	(2.50)	(7.42)	(5.56)	(3.37)	0.00

Total distributions to shareholders	(6.12)	(2.50)	(7.42)	(5.77)	(3.63)	0.00
Net asset value, end of period	$18.52	$22.93	$19.72	$28.29	$36.52	$37.13
Total return[5]	8.38%	30.50%	(2.43)%	(6.90)%	9.07%	10.21%
Ratios to average net assets (annualized)
Gross expenses	0.90%	0.89%	0.92%	0.87%	0.85%	0.85%
Net expenses	0.83%	0.83%	0.83%	0.83%	0.85%	0.85%
Net investment income (loss)	(0.01)%	(0.03)%	0.12%	0.72%	2.82%	0.60%
Supplemental data
Portfolio turnover rate	36%	31%	16%	9%	7%	18%
Net assets, end of period (000s omitted)	$43,671	$90,809	$92,929	$52,613	$398	$28

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	For the period from June 28, 2013 (commencement of class operations) to October 31, 2013.

[3]	Calculated based upon average shares outstanding

[4]	Amount is more than $(0.005).

[5]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2013
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014[1]
Net asset value, beginning of period	$22.80	$19.66	$28.30	$36.40	$36.98	$33.45
Net investment income (loss)	(0.06)[2]	(0.07)[2]	(0.06)[2]	0.01 [2]	0.21	0.31
Net realized and unrealized gains (losses) on investments	1.72	5.71	(1.16)	(2.55)	2.77	4.75

Total from investment operations	1.66	5.64	(1.22)	(2.54)	2.98	5.06
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.19)	(0.32)
Net realized gains	(6.12)	(2.50)	(7.42)	(5.56)	(3.37)	(1.21)

Total distributions to shareholders	(6.12)	(2.50)	(7.42)	(5.56)	(3.56)	(1.53)
Net asset value, end of period	$18.34	$22.80	$19.66	$28.30	$36.40	$36.98
Total return[3]	8.18%	30.22%	(2.70)%	(7.16)%	8.97%	15.92%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.24%	1.25%	1.19%	1.17%	1.17%
Net expenses	1.08%	1.08%	1.08%	1.09%	1.10%	1.10%
Net investment income (loss)	(0.28)%	(0.31)%	(0.24)%	0.03%	1.48%	0.87%
Supplemental data
Portfolio turnover rate	36%	31%	16%	9%	7%	18%
Net assets, end of period (000s omitted)	$9,936	$12,994	$24,927	$74,820	$711,869	$666,812

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Cap Value Fund	23

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2013
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014[1]
Net asset value, beginning of period	$22.90	$19.71	$28.29	$36.53	$37.12	$33.56
Net investment income (loss)	(0.02)[2]	(0.01)[2]	(0.01)[2]	0.17 [2]	0.26	0.38 [2]
Net realized and unrealized gains (losses) on investments	1.73	5.70	(1.15)	(2.65)	2.76	4.76

Total from investment operations	1.71	5.69	(1.16)	(2.48)	3.02	5.14
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.20)	(0.24)	(0.37)
Net realized gains	(6.12)	(2.50)	(7.42)	(5.56)	(3.37)	(1.21)

Total distributions to shareholders	(6.12)	(2.50)	(7.42)	(5.76)	(3.61)	(1.58)
Net asset value, end of period	$18.49	$22.90	$19.71	$28.29	$36.53	$37.12
Total return[3]	8.39%	30.41%	(2.46)%	(6.95)%	9.05%	16.15%
Ratios to average net assets (annualized)
Gross expenses	0.99%	0.99%	0.99%	0.92%	0.90%	0.90%
Net expenses	0.88%	0.88%	0.88%	0.89%	0.90%	0.90%
Net investment income (loss)	(0.11)%	(0.06)%	(0.03)%	0.52%	1.66%	1.08%
Supplemental data
Portfolio turnover rate	36%	31%	16%	9%	7%	18%
Net assets, end of period (000s omitted)	$32,699	$417,018	$283,728	$1,017,115	$984,881	$1,081,869

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Small Cap Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

Effective June 7, 2016, Class B shares of the Fund are no longer offered. Information for Class B shares reflected in the financial statements represents activity through June 6, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2018, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Funds Management. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs

Notes to financial statements	Wells Fargo Small Cap Value Fund	25

used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2018, the aggregate cost of all investments for federal income tax purposes was $448,609,579 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$154,891,451
Gross unrealized losses	(55,445,430)
Net unrealized gains	$99,446,021

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to net operating losses, passive foreign investment companies, and redemptions in-kind. At March 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$140,178,228	$4,215,153	$(144,393,381)

26	Wells Fargo Small Cap Value Fund	Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer Discretionary	$57,193,331	$1,350,300	$0	$58,543,631
Consumer Staples	3,888,942	0	0	3,888,942
Energy	40,440,524	0	0	40,440,524
Financials	183,014,020	0	0	183,014,020
Health Care	36,200,760	0	0	36,200,760
Industrials	71,736,833	1,288,638	0	73,025,471
Information Technology	45,688,517	0	0	45,688,517
Materials	73,042,626	1,789,875	0	74,832,501
Real Estate	9,260,946	0	0	9,260,946
Telecommunication Services	13,808,710	0	0	13,808,710

Exchange-traded funds	7,677,787	0	0	7,677,787

Short-term investments
Investment companies	1,673,791	0	0	1,673,791
Total assets	$543,626,787	$4,428,813	$0	$548,055,600

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment

Notes to financial statements	Wells Fargo Small Cap Value Fund	27

objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.71% as the average daily net assets of the Fund increase. For the year ended March 31, 2018, the management fee was equivalent to an annual rate of 0.84% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.28% for Class A shares, 2.03% for Class C shares, 0.83% for Class R6 shares, 1.08% for Administrator Class shares, and 0.88% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2018, Funds Distributor received $4,938 from the sale of Class A shares and $21 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended March 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

28	Wells Fargo Small Cap Value Fund	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2018 were $ 256,067,688 and $391,109,896, respectively.

6. ACQUISITION

After the close of business on July 22, 2016, the Fund acquired the net assets of Wells Fargo Small/Mid Cap Value Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class C, Administrator Class, and Institutional Class shares of Wells Fargo Small/Mid Cap Value Fund received Class A, Class C, Administrator Class, and Institutional Class shares, respectively, of the Fund in there organization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Small/Mid Cap Value Fund for 2,872,437 shares of the Fund valued at $55,407,688 at an exchange ratio of 0.63, 0.75, 0.62, and 0.63 for Class A, Class C, Administrator Class, and Institutional Class shares, respectively. The investment portfolio of Wells Fargo Small/Mid Cap Value Fund with a fair value of $45,240,508, identified cost of $27,461,432 and unrealized gains of $17,779,076 at July 22, 2016 were the principal assets acquired by the Fund. The aggregate net assets of Wells Fargo Small/Mid Cap Value Fund and the Fund immediately prior to the acquisition were $55,407,688 and $934,257,976, respectively. The aggregate net assets of the Fund immediately after the acquisition were $989,665,664. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Small/Mid Cap Value Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed April 1, 2016, the beginning of the annual reporting period for the Fund, the pro forma results of operations for the year ended March 31, 2017 would have been:

Net investment loss	$(2,807,515)
Net realized and unrealized gains (losses) on investments	261,166,279
Net increase in net assets resulting from operations	$258,358,764

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended March 31, 2018, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	Year ended March 31
	2018	2017
Ordinary income	$1,352,843	$0
Long-term capital gain	230,758,003	111,444,751

As of March 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains
$71,941,968	$99,446,021

Notes to financial statements	Wells Fargo Small Cap Value Fund	29

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. REDEMPTION IN-KIND

After the close of business on July 7, 2017, the Fund redeemed assets through an in-kind redemption. In the redemption transaction, the Fund issued securities with a value of $317,068,893 and cash in the amount of $17,087,078. The Fund recognized gains in the amount of $145,197,411 which is reflected on the Statement of Operations. The redemption in-kind by a shareholder of the Institutional Class represented 34% of the Fund and is reflected on the Statement of Changes in Net Assets.

30	Wells Fargo Small Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Wells Fargo Small Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the four-year period then ended, the period from November 1, 2013 to March 31, 2014, and the year ended October 31, 2013. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted above, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 23, 2018

Other information (unaudited)	Wells Fargo Small Cap Value Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $230,758,003 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $1,352,843 of income dividends paid during the fiscal year ended March 31, 2018 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Small Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Small Cap Value Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell*** (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny**** (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson***** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock***** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Jane Freeman became Chair Liaison effective January 1, 2018.

***	Olivia Mitchell became Chairman of the Governance Committee effective January 1, 2018.

****	Timothy Penny became Chairman effective January 1, 2018.

*****	James Polisson and Pamela Wheelock each became a Trustee effective January 1, 2018.

34	Wells Fargo Small Cap Value Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn* (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
C. David Messman** (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

**	David Messman was the Secretary and Chief Legal Officer until April 16, 2018.

List of abbreviations	Wells Fargo Small Cap Value Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
INR	— Indian rupee
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Agency
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SIFMA	— Securities Industry and Financial Markets Association
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

309984 05-18 A244/AR244 03-18

Annual Report

March 31, 2018

Wells Fargo Special Small Cap Value Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Special Small Cap Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Special Small Cap Value Fund for the 12-month period that ended March 31, 2018. During the last three quarters of 2017, investors enjoyed consistently rising equity values globally. Short-term interest rates tended to increase, while long-term rates remained flat to lower. During the final two months of the first quarter of 2018, equity market volatility returned, stocks reversed year-to-date gains, and bond yields rose while prices fell.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 13.99% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 16.53%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 24.93%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 1.20% and the Bloomberg Barclays Municipal Bond Index5 added 2.66% while fixed-income investments outside the U.S. gained 11.75%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.6 The ICE BofAML U.S. High Yield Index7 earned 3.69%.

Through the last nine months of 2017, stocks advanced on synchronized global growth, which led to higher investor and consumer confidence. The first quarter of 2018 began with strong stock market gains in January. A strong January 2018 U.S. employment report and inflation concerns prompted equity volatility in February. Investor optimism for growth was supplanted with concerns over trade tensions, increased interest rates, and the prospect of new data privacy regulations.

Reactions to U.S. interest rate increases were uneven across the yield curve and globally.

The U.S. Federal Reserve (Fed) increased the federal funds rate three times during the 12-month period for a combined 75 basis points (bps; 100 bps equals 1.00%). Following an increase in March 2017, short-term bond yields in the U.S. rose while longer-term Treasury yields were little changed. Municipal bond returns were positive, helped by strong demand and constrained new-issue supply. The Fed raised the target interest rate once again in June 2017 to a range of 1.00% to 1.25%. Ten-year U.S. Treasury yields declined, the yield curve flattened, and long-term bond prices benefited.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[7]	The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Special Small Cap Value Fund	3

Internationally, central banks maintained low interest rates and accommodative monetary policies that supported business activity and stock values in foreign markets. A weaker U.S. dollar was generally supportive of business activity in regions around the globe. The Bank of Japan continued its accommodative monetary policies, and industrial production, retail sales, and fixed asset investment increased in China.

Growth continued through the summer of 2017.

Globally, stocks moved higher during the third quarter of 2017. Low inflation and interest rates supported accelerating global economic growth and corporate earnings. Brief episodes of geopolitical tensions, often associated with North Korea’s advancing nuclear missile program, flaring conflicts in the Middle East, and uncertainty surrounding U.S. trade policies, did not discourage investing activity.

In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate. Stocks in international developed and emerging markets continued to benefit from improving economic growth.

Positive economic and market news continued as 2017 closed and 2018 began.

During the fourth quarter of 2017, stock markets continued the move higher. Third-quarter economic output in the U.S. grew at a 3.2% annual rate. The unemployment rate fell to a 17-year low of 4.1%. Tax reform passed and wage growth data improved, encouraging increased business and consumer spending.

Fed officials announced in October 2017 plans to begin unwinding its $4.5 trillion portfolio of bonds and other assets accumulated during rounds of quantitative easing conducted since the 2008–2009 recession. Still, restrained inflation kept long-term bond rates steady and the flattened yield curve persisted. The Fed raised the federal funds rate target to a range of 1.25% to 1.50% in December 2017 and began selling bonds held in its portfolio.

2018 opened with continued stock advances, then volatility.

Improving business and economic data globally continued to support stocks through January 2018. Political wrangling in the U.S. over budget resolutions could not dissuade investors from buying stocks as payrolls and factory orders increased. Long-term interest rates in the U.S. trended higher as the yield curve steepened—the 10-year Treasury rate moved from 2.46% to 2.84% and the 30-year rate moved from 2.81% to 3.08% during January 2018.

Investor sentiment shifted in February as inflation concerns emerged in the U.S. when readings from the Producer Price Index in January rose 2.5% year over year. During February, the U.S. market endured a loss from January’s high of nearly 12% before recovering much of that loss. The Fed raised the federal funds rate in March 2018. Bond yields rose across the yield curve.

During January 2018, purchasing managers’ indices in China, the eurozone, India, and Japan reported data for December that indicated continued growth. Despite positive economic signals and business fundamentals, international stock values fell during February and March 2018, swept up in the selling momentum in U.S. markets.

Globally, stocks moved higher during the third quarter of 2017.

During February, the U.S. market endured a loss from January’s high of nearly 12% before recovering much of that loss.

4	Wells Fargo Special Small Cap Value Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Special Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Robert Rifkin, CFA®

James M. Tringas, CFA®

Bryant VanCronkhite, CFA®, CPA

Average annual total returns (%) as of March 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ESPAX)	5-7-1993	3.14	11.59	9.08	9.42	12.92	9.72	1.33	1.33
Class C (ESPCX)	12-12-2000	7.60	12.07	8.90	8.60	12.07	8.90	2.08	2.08
Class R (ESPHX)	9-30-2015	–	–	–	9.13	12.65	9.43	1.58	1.58
Class R6 (ESPRX)	10-31-2014	–	–	–	9.85	13.39	10.13	0.90	0.90
Administrator Class (ESPIX)	7-23-1996	–	–	–	9.52	13.12	9.96	1.25	1.21
Institutional Class (ESPNX)	7-30-2010	–	–	–	9.82	13.36	10.12	1.00	0.95
Russell 2000® Value Index[4]	–	–	–	–	5.13	9.96	8.61	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Special Small Cap Value Fund	7

Growth of $10,000 investment as of March 31, 2018[5]

[1]	Historical performance shown for Class R shares prior to their inception reflects the performance of the Institutional Class shares adjusted to reflect the higher expenses applicable to Class R shares. Historical performance for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Special Values Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through July 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.34% for Class A, 2.09% for Class C, 1.59% for Class R, 0.89% for Class R6, 1.20% for Administrator Class, and 0.94% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Special Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended March 31, 2018.

∎	Stock selection in the information technology (IT) sector as well as an overweight to the industrials sector contributed to relative performance.

∎	Stock selection in the health care sector and an overweight to consumer staples detracted from performance.

Over the 12-month reporting period, small-cap value stocks provided favorable returns. The Russell 2000® Value Index rose more than 5% during the period. Through much of 2017, small-cap value stocks traded in a narrow range coming off of an exceptionally strong 2016. Beginning in September, small-cap value stocks began to move higher as investors began to see the increased likelihood for corporate tax reform to become a reality, which was eventually passed into legislation in December. The benefits of tax reform were quickly discarded by equity investors in the first quarter of 2018 as volatility spiked based on fears of higher interest rates and potential protectionist trade policies.

Ten largest holdings (%) as of March 31, 2018[6]
Simpson Manufacturing Company Incorporated	2.55
First Citizens BancShares Corporation Class A	2.40
UMB Financial Corporation	2.15
Neenah Paper Incorporated	2.15
Innospec Incorporated	2.03
HRG Group Incorporated	2.01
Mueller Industries Incorporated	1.91
Eagle Materials Incorporated	1.88
Denny’s Corporation	1.81
Hawaiian Electric Industries Incorporated	1.75

Recent market volatility strengthens our belief that it is always prudent to protect downside risks. Our bottom-up process is designed to find companies that can control their own destiny via their clear competitive advantages, strong and sustainable free cash flows, and flexible balance sheets that can be used to grow shareholder value regardless of the macro environment. We did not make any major changes to portfolio positioning during the reporting period, and we continue to emphasize companies that prudently allocate their capital.

Key contributors included stock selection within IT and an overweight to industrials.

Stock selection in IT contributed to relative performance. Novanta Incorporated, a manufacturer of photonic and motion control components for the industrial and medical markets, benefited the Fund’s performance. We have been attracted to Novanta’s capital redeployment strategy to diversify its end markets into the higher margin and more stable medical portion of the business. The company has continued delivering favorable results, which in turn has led to further multiple expansion.

The Fund’s overweight to the industrials sector contributed to the Fund’s relative performance as investors anticipated stronger economic tailwinds. The overweight was driven by favorable reward-to-risk valuation opportunities our process uncovered within the sector.

Detractors to performance included stock selection in health care and an overweight to consumer staples.

Stock selection in health care detracted from relative performance. Patterson Companies, Incorporated, is a distributor of dental and animal health products. The company has faced challenges primarily as a result of actions it took to break into the corporate account market, including restructuring its sales force, which subsequently led to lost market share. Talk of Amazon.com, Incorporated, entering the dental distribution market has also pressured the stock. We believe the current valuation reflects these concerns, and we are optimistic that the new management team should benefit the stock going forward.

The Fund’s overweight to the consumer staples sector detracted from relative performance. As investors preferred more economically sensitive stocks during the period, consumer staples stocks underperformed.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Special Small Cap Value Fund	9

Sector distribution as of March 31, 2018[7]

Our outlook is cautious yet confident.

As we look out over the next 12 months, we expect volatility to remain elevated. We believe it is prudent to protect the Fund’s downside risks as we look for investment opportunities to present themselves. We do not focus on forecasting future macroeconomic news and the short-term direction of the market. Through our bottom-up stock selection process, we focus on investing in companies that have the potential to generate strong cash flows and have the balance sheet flexibility to make intelligent investment decisions. In our view, this approach may better position our investments to reap outsized rewards relative to other stocks. Because of this disciplined investment process, we remain confident in our ability to navigate all economic environments over the long term.

Please see footnotes on page 7.

10	Wells Fargo Special Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2017	Ending account value 3-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,039.04	$6.65	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.41	$6.58	1.31%
Class C
Actual	$1,000.00	$1,035.24	$10.44	2.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$10.34	2.06%
Class R
Actual	$1,000.00	$1,037.46	$7.93	1.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$7.85	1.56%
Class R6
Actual	$1,000.00	$1,041.15	$4.45	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.41	0.88%
Administrator Class
Actual	$1,000.00	$1,039.43	$6.10	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,040.83	$4.78	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	$4.73	0.94%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2018	Wells Fargo Special Small Cap Value Fund	11

Security name	Shares	Value

Common Stocks: 92.77%

Consumer Discretionary: 9.30%

Diversified Consumer Services: 0.12%
Liberty Tax Incorporated «	270,146	$2,728,475

Hotels, Restaurants & Leisure: 4.54%
Denny’s Corporation †	2,668,018	41,167,518
DineEquity Incorporated «	532,400	34,914,792
The Wendy’s Company	1,560,500	27,386,775

		103,469,085

Household Durables: 1.40%
Dixie Group Incorporated †	706,635	1,943,246
Helen of Troy Limited †	345,000	30,015,000

		31,958,246

Media: 1.44%
A.H. Belo Corporation Class A (l)	1,423,589	7,331,483
Gannett Company Incorporated	965,621	9,636,898
New Media Investment Group Incorporated	923,143	15,822,671

		32,791,052

Specialty Retail: 0.58%
Christopher & Banks Corporation «†	1,070,348	1,145,272
Signet Jewelers Limited «	88,300	3,401,316
The Buckle Incorporated «	391,500	8,671,725

		13,218,313

Textiles, Apparel & Luxury Goods: 1.22%
Delta Apparel Incorporated †(l)	459,492	8,280,046
Steven Madden Limited	444,000	19,491,600

		27,771,646

Consumer Staples: 6.56%

Beverages: 0.82%
Cott Corporation	1,266,100	18,636,992

Food & Staples Retailing: 0.29%
SUPERVALU Incorporated «†	434,603	6,619,004

Food Products: 2.31%
Hostess Brands Incorporated †	496,723	7,346,533
Nomad Foods Limited †	1,987,424	31,282,054
TreeHouse Foods Incorporated †	363,785	13,922,052

		52,550,639

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Special Small Cap Value Fund	Portfolio of investments—March 31, 2018

Security name	Shares	Value

Household Products: 3.14%
Central Garden & Pet Company †	553,580	$23,803,940
Central Garden & Pet Company Class A †	53,900	2,134,979
HRG Group Incorporated †	2,772,300	45,715,227

		71,654,146

Energy: 4.95%

Energy Equipment & Services: 2.64%
C&J Energy Services Incorporated †	505,900	13,062,338
Forum Energy Technologies Incorporated †	116,600	1,282,600
Frank’s International NV «	526,243	2,857,499
Oil States International Incorporated †	493,000	12,916,600
Patterson-UTI Energy Incorporated	1,046,700	18,327,717
Tetra Technologies Incorporated †	2,248,700	8,432,625
US Silica Holdings Incorporated «	130,200	3,322,704

		60,202,083

Oil, Gas & Consumable Fuels: 2.31%
Laredo Petroleum Incorporated †	822,300	7,162,233
QEP Resources Incorporated †	1,391,300	13,620,827
WPX Energy Incorporated †	2,153,968	31,835,647

		52,618,707

Financials: 18.38%

Banks: 10.13%
Associated Banc Corporation	1,257,800	31,256,330
First Citizens BancShares Corporation Class A	132,550	54,774,962
Hancock Holding Company	587,800	30,389,260
IBERIABANK Corporation	288,400	22,495,200
Renasant Corporation	834,868	35,531,982
South State Corporation	86,700	7,395,510
UMB Financial Corporation	677,386	49,035,973

		230,879,217

Capital Markets: 3.21%
Apollo Investment Corporation	2,343,416	12,232,632
Artisan Partners Asset Management Incorporated Class A	762,301	25,384,623
New Mountain Finance Corporation	1,009,500	13,274,925
Westwood Holdings Group Incorporated	394,885	22,307,054

		73,199,234

Insurance: 4.31%
Aspen Insurance Holdings Limited	475,500	21,326,175
ProAssurance Corporation	575,394	27,935,379
Stewart Information Services Corporation	573,607	25,204,292
Validus Holdings Limited	351,400	23,701,930

		98,167,776

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2018	Wells Fargo Special Small Cap Value Fund	13

Security name	Shares	Value

Mortgage REITs: 0.73%
Apollo Commercial Real Estate Finance Incorporated «	917,937	$16,504,507

Health Care: 4.18%

Health Care Equipment & Supplies: 2.19%
Analogic Corporation	377,099	36,163,794
Haemonetics Corporation †	187,400	13,710,184

		49,873,978

Health Care Providers & Services: 0.63%
Patterson Companies Incorporated «	645,600	14,351,688

Pharmaceuticals: 1.36%
Innoviva Incorporated †	682,302	11,373,974
Prestige Brands Holdings Incorporated †	579,300	19,533,996

		30,907,970

Industrials: 20.87%

Building Products: 4.10%
CSW Industrials Incorporated †	664,244	29,924,192
Griffon Corporation	144,200	2,631,650
Quanex Building Products Corporation	159,300	2,771,820
Simpson Manufacturing Company Incorporated	1,009,195	58,119,540

		93,447,202

Commercial Services & Supplies: 5.37%
ACCO Brands Corporation	1,462,211	18,350,748
Brady Corporation Class A	634,874	23,585,569
Deluxe Corporation	407,000	30,122,070
Ennis Incorporated (l)	1,320,620	26,016,214
LSC Communications Incorporated	290,962	5,077,287
Viad Corporation	364,750	19,131,138

		122,283,026

Electrical Equipment: 2.01%
Atkore International Incorporated †	968,492	19,224,566
EnerSys	381,935	26,494,831

		45,719,397

Machinery: 8.39%
Douglas Dynamics Incorporated	738,570	32,017,010
Franklin Electric Company Incorporated	864,536	35,229,842
Global Brass & Copper Holdings Incorporated	684,996	22,913,116
Hillenbrand Incorporated	566,644	26,008,960
Kadant Incorporated	270,278	25,541,271
Mueller Industries Incorporated	1,663,573	43,519,070
NN Incorporated	248,500	5,964,000

		191,193,269

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Special Small Cap Value Fund	Portfolio of investments—March 31, 2018

Security name	Shares	Value

Professional Services: 1.00%
Korn/Ferry International	443,732	$22,892,134

Information Technology: 7.73%

Communications Equipment: 0.74%
NETGEAR Incorporated †	296,702	16,971,354

Electronic Equipment, Instruments & Components: 4.53%
AVX Corporation	867,260	14,353,153
Badger Meter Incorporated	168,395	7,939,824
Belden Incorporated	520,400	35,876,376
Novanta Incorporated †	521,145	27,177,712
Orbotech Limited †	285,630	17,760,473

		103,107,538

IT Services: 1.58%
Conduent Incorporated †	847,500	15,797,400
Sykes Enterprises Incorporated †	696,400	20,153,816

		35,951,216

Semiconductors & Semiconductor Equipment: 0.28%
DSP Group Incorporated †	533,415	6,294,297

Technology Hardware, Storage & Peripherals: 0.60%
Glassbridge Enterprises Incorporated «†(l)	305,221	363,213
NCR Corporation †	422,300	13,310,896

		13,674,109

Materials: 14.47%

Chemicals: 7.18%
A. Schulman Incorporated	552,558	23,759,994
Innophos Holdings Incorporated	103,500	4,161,735
Innospec Incorporated	675,491	46,338,683
KMG Chemicals Incorporated	488,626	29,293,129
PolyOne Corporation	304,700	12,955,844
PQ Group Holdings Incorporated †	591,073	8,257,290
Quaker Chemical Corporation	100,690	14,915,210
Sensient Technologies Corporation	339,800	23,983,084

		163,664,969

Construction Materials: 1.88%
Eagle Materials Incorporated	416,600	42,930,630

Containers & Packaging: 1.47%
Silgan Holdings Incorporated	1,200,542	33,435,095

Metals & Mining: 0.79%
Compass Minerals International Incorporated «	299,600	18,065,880

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2018	Wells Fargo Special Small Cap Value Fund	15

Security name		Shares	Value

Paper & Forest Products: 3.15%
Neenah Paper Incorporated		623,520	$48,883,968
Schweitzer-Mauduit International Incorporated		582,587	22,808,281

			71,692,249

Real Estate: 3.47%

Equity REITs: 3.47%
Acadia Realty Trust		304,300	7,485,780
Gramercy Property Trust Incorporated		958,738	20,833,377
LaSalle Hotel Properties		1,093,900	31,734,039
Washington REIT		699,657	19,100,636

			79,153,832

Telecommunication Services: 0.24%

Diversified Telecommunication Services: 0.24%
Consolidated Communications Holdings Incorporated «		497,724	5,455,055

Utilities: 2.62%

Electric Utilities: 2.62%
Hawaiian Electric Industries Incorporated		1,157,354	39,789,831
IDACORP Incorporated		226,400	19,984,324

			59,774,155

Total Common Stocks (Cost $1,837,400,512)			2,113,808,165

Exchange-Traded Funds: 0.70%
iShares Russell 2000 Value Index ETF «		130,700	15,929,716

Total Exchange-Traded Funds (Cost $16,581,325)			15,929,716

	Dividend yield
Preferred Stocks: 0.40%

Financials: 0.40%

Diversified Financial Services: 0.40%
Steel Partners Holdings LP «	7.35%	453,550	9,256,956

Total Preferred Stocks (Cost $11,398,218)			9,256,956

	Yield
Short-Term Investments: 9.68%

Investment Companies: 9.68%
Securities Lending Cash Investment LLC (l)(r)(u)	1.89	81,074,217	81,082,324
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.54	139,485,748	139,485,748

Total Short-Term Investments (Cost $220,568,072)			220,568,072

Total investments in securities (Cost $2,085,948,127)	103.55%	2,359,562,909
Other assets and liabilities, net	(3.55)	(80,992,754)

Total net assets	100.00%	$2,278,570,155

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Special Small Cap Value Fund	Portfolio of investments—March 31, 2018

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Common Stocks
Consumer Discretionary
Media
A.H. Belo Corporation Class A	1,289,840	133,749	0	1,423,589	$0	$(1,270,591)	$606,830	$7,331,483
Textiles, Apparel & Luxury Goods
Delta Apparel Incorporated	440,392	19,100	0	459,492	0	141,162	0	8,280,046
Industrials
Commercial Services & Supplies
Ennis Incorporated	1,285,320	38,100	2,800	1,320,620	(1,684)	3,482,684	1,136,732	26,016,214
Information Technology
Technology Hardware, Storage & Peripherals
Glassbridge Enterprises Incorporated	305,221	0	0	305,221	0	(1,107,952)	0	363,213

								41,990,956	1.84%

Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	48,035,648	495,342,880	462,304,311	81,074,217	3,062	(3,156)	448,448	81,082,324
Wells Fargo Government Money Market Fund Select Class	129,441,277	523,651,403	513,606,932	139,485,748	0	0	1,306,233	139,485,748

								220,568,072	9.68

					$1,378	$1,242,147	$3,498,243	$262,559,028	11.52%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2018	Wells Fargo Special Small Cap Value Fund	17

Assets
Investments in unaffiliated securities (including $79,625,229 of securities loaned), at value (cost $1,799,010,843)	$2,097,003,881
Investments in affiliated securities, at value (cost $286,937,284)	262,559,028
Receivable for investments sold	6,721,235
Receivable for Fund shares sold	8,807,113
Receivable for dividends	3,553,932
Receivable for securities lending income	55,979
Prepaid expenses and other assets	143,328

Total assets	2,378,844,496

Liabilities
Payable upon receipt of securities loaned	81,066,778
Payable for investments purchased	10,210,530
Payable for Fund shares redeemed	6,504,263
Management fee payable	1,476,904
Due to custodian bank	347,187
Administration fees payable	278,711
Distribution fees payable	36,133
Trustees’ fees and expenses payable	2,435
Accrued expenses and other liabilities	351,400

Total liabilities	100,274,341

Total net assets	$2,278,570,155

NET ASSETS CONSIST OF
Paid-in capital	$1,920,374,104
Undistributed net investment income	3,571,012
Accumulated net realized gains on investments	81,010,257
Net unrealized gains on investments	273,614,782

Total net assets	$2,278,570,155

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$539,499,299
Shares outstanding – Class A1	15,675,943
Net asset value per share – Class A	$34.42
Maximum offering price per share – Class A2	$36.52
Net assets – Class C	$53,145,322
Shares outstanding – Class C1	1,703,043
Net asset value per share – Class C	$31.21
Net assets – Class R	$4,631,310
Shares outstanding – Class R1	132,543
Net asset value per share – Class R	$34.94
Net assets – Class R6	$254,800,964
Shares outstanding – Class R6[1]	7,227,398
Net asset value per share – Class R6	$35.25
Net assets – Administrator Class	$229,991,912
Shares outstanding – Administrator Class[1]	6,529,700
Net asset value per share – Administrator Class	$35.22
Net assets – Institutional Class	$1,196,501,348
Shares outstanding – Institutional Class[1]	33,925,862
Net asset value per share – Institutional Class	$35.27

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Special Small Cap Value Fund	Statement of operations—year ended March 31, 2018

Investment income
Dividends (net of foreign withholding taxes of $45,241)	$37,592,403
Income from affiliated securities	3,498,243
Interest	5,242

Total investment income	41,095,888

Expenses
Management fee	17,074,220
Administration fees
Class A	1,171,392
Class B	42	[1]
Class C	117,162
Class R	5,438
Class R6	67,286
Administrator Class	270,039
Institutional Class	1,355,565
Shareholder servicing fees
Class A	1,394,515
Class B	50	[1]
Class C	139,479
Class R	6,473
Administrator Class	516,263
Distribution fees
Class B	151	[1]
Class C	418,438
Class R	6,473
Custody and accounting fees	99,469
Professional fees	73,435
Registration fees	268,709
Shareholder report expenses	216,654
Trustees’ fees and expenses	21,590
Other fees and expenses	39,450

Total expenses	23,262,293
Less: Fee waivers and/or expense reimbursements	(524,536)

Net expenses	22,737,757

Net investment income	18,358,131

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	147,677,516
Affiliated securities	1,378
Futures contracts	596,919

Net realized gains on investments	148,275,813

Net change in unrealized gains (losses) on:
Unaffiliated securities	20,125,355
Affiliated securities	1,242,147

Net change in unrealized gains (losses) on investments	21,367,502

Net realized and unrealized gains (losses) on investments	169,643,315

Net increase in net assets resulting from operations	$188,001,446

[1]	For the period from April 1, 2017 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Special Small Cap Value Fund	19

	Year ended March 31, 2018		Year ended March 31, 2017

Operations
Net investment income		$18,358,131		$18,930,061
Net realized gains on investments		148,275,813		56,938,105
Net change in unrealized gains (losses) on investments		21,367,502		180,498,414

Net increase in net assets resulting from operations		188,001,446		256,366,580

Distributions to shareholders from
Net investment income
Class A		(5,156,558)		(3,100,647)
Class C		(80,902)		0
Class R		(28,233)		(1,857)
Class R6		(3,491,795)		(1,263,592)
Administrator Class		(2,253,608)		(1,252,758)
Institutional Class		(14,206,922)		(4,942,668)
Net realized gains
Class A		(23,767,259)		(9,755,571)
Class B		0 [1]		(14,723)
Class C		(2,620,489)		(1,021,360)
Class R		(123,012)		(4,214)
Class R6		(10,469,298)		(2,330,686)
Administrator Class		(8,842,873)		(3,021,363)
Institutional Class		(45,129,294)		(9,439,217)

Total distributions to shareholders		(116,170,243)		(36,148,656)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,772,875	94,731,826	6,332,575	198,916,138
Class B	0 [1]	0 [1]	753	22,742
Class C	191,743	5,942,942	671,919	19,355,935
Class R	122,899	4,239,675	23,263	763,546
Class R6	4,147,795	146,057,838	4,344,349	138,461,632
Administrator Class	2,707,738	94,110,194	4,235,478	132,626,330
Institutional Class	15,040,023	526,877,607	23,307,034	756,707,717

		871,960,082		1,246,854,040

Reinvestment of distributions
Class A	772,732	26,881,022	368,285	12,346,246
Class B	0 [1]	0 [1]	435	13,247
Class C	82,534	2,591,651	29,455	902,197
Class R	4,226	149,401	178	6,071
Class R6	360,421	12,863,108	104,957	3,594,278
Administrator Class	304,887	10,860,280	122,938	4,212,480
Institutional Class	1,252,402	44,708,634	352,682	12,086,229

		98,054,096		33,160,748

Payment for shares redeemed
Class A	(5,222,764)	(178,462,050)	(4,570,348)	(144,377,311)
Class B	(11,387)[1]	(339,787)[1]	(40,390)	(1,132,998)
Class C	(568,844)	(17,485,661)	(320,882)	(9,162,909)
Class R	(17,869)	(617,184)	(1,114)	(37,538)
Class R6	(2,479,153)	(87,096,747)	(548,575)	(18,002,089)
Administrator Class	(2,360,366)	(81,310,178)	(1,872,525)	(58,288,811)
Institutional Class	(9,522,751)	(332,025,710)	(5,644,752)	(181,693,370)

		(697,337,317)		(412,695,026)

Net increase in net assets resulting from capital share transactions		272,676,861		867,319,762

Total increase in net assets		344,508,064		1,087,537,686

Net assets
Beginning of period		1,934,062,091		846,524,405

End of period		$2,278,570,155		$1,934,062,091

Undistributed net investment income		$3,571,012		$10,432,382

[1]	For the period from April 1, 2017 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Special Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2013
CLASS A	2018	2017	2016	2015	2014[1]
Net asset value, beginning of period	$33.15	$27.40	$29.27	$32.59	$31.35	$22.97
Net investment income	0.24	0.35 [2]	0.20	0.26	0.10	0.01 [2]
Net realized and unrealized gains (losses) on investments	2.89	6.15	(1.46)	1.81	3.14	8.37

Total from investment operations	3.13	6.50	(1.26)	2.07	3.24	8.38
Distributions to shareholders from
Net investment income	(0.32)	(0.18)	(0.19)	(0.21)	(0.03)	0.00
Net realized gains	(1.54)	(0.57)	(0.42)	(5.18)	(1.97)	0.00

Total distributions to shareholders	(1.86)	(0.75)	(0.61)	(5.39)	(2.00)	0.00
Net asset value, end of period	$34.42	$33.15	$27.40	$29.27	$32.59	$31.35
Total return[3]	9.42%	23.69%	(4.21)%	7.56%	10.74%	36.48%
Ratios to average net assets (annualized)
Gross expenses	1.31%	1.32%	1.36%	1.39%	1.41%	1.40%
Net expenses	1.31%	1.32%	1.34%	1.34%	1.34%	1.34%
Net investment income	0.66%	1.14%	0.73%	0.90%	0.75%	0.04%
Supplemental data
Portfolio turnover rate	41%	51%	46%	79%	37%	65%
Net assets, end of period (000s omitted)	$539,499	$575,269	$417,161	$448,980	$429,089	$409,557

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Small Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2013
CLASS C	2018	2017	2016	2015	2014[1]
Net asset value, beginning of period	$30.19	$25.05	$26.81	$30.31	$29.34	$21.66
Net investment income (loss)	(0.03)[2]	0.12 [2]	(0.03)	0.04 [2]	0.00 [2,3]	(0.18)[2]
Net realized and unrealized gains (losses) on investments	2.64	5.59	(1.31)	1.65	2.94	7.86

Total from investment operations	2.61	5.71	(1.34)	1.69	2.94	7.68
Distributions to shareholders from
Net investment income	(0.05)	0.00	0.00	(0.01)	0.00	0.00
Net realized gains	(1.54)	(0.57)	(0.42)	(5.18)	(1.97)	0.00

Total distributions to shareholders	(1.59)	(0.57)	(0.42)	(5.19)	(1.97)	0.00
Net asset value, end of period	$31.21	$30.19	$25.05	$26.81	$30.31	$29.34
Total return[4]	8.60%	22.75%	(4.93)%	6.75%	10.42%	35.46%
Ratios to average net assets (annualized)
Gross expenses	2.06%	2.07%	2.11%	2.14%	2.16%	2.15%
Net expenses	2.06%	2.07%	2.09%	2.09%	2.09%	2.09%
Net investment income (loss)	(0.10)%	0.42%	(0.02)%	0.15%	0.00%	(0.71)%
Supplemental data
Portfolio turnover rate	41%	51%	46%	79%	37%	65%
Net assets, end of period (000s omitted)	$53,145	$60,309	$40,512	$44,327	$42,816	$39,620

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Special Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS R	2018	2017	2016[1]
Net asset value, beginning of period	$33.73	$27.97	$26.72
Net investment income	0.17	0.63 [2]	0.08 [2]
Net realized and unrealized gains (losses) on investments	2.92	5.94	1.87

Total from investment operations	3.09	6.57	1.95
Distributions to shareholders from
Net investment income	(0.34)	(0.24)	(0.28)
Net realized gains	(1.54)	(0.57)	(0.42)

Total distributions to shareholders	(1.88)	(0.81)	(0.70)
Net asset value, end of period	$34.94	$33.73	$27.97
Total return[3]	9.13%	23.47%	7.40%
Ratios to average net assets (annualized)
Gross expenses	1.57%	1.56%	1.59%
Net expenses	1.56%	1.56%	1.58%
Net investment income	0.43%	1.86%	0.56%
Supplemental data
Portfolio turnover rate	41%	51%	46%
Net assets, end of period (000s omitted)	$4,631	$785	$27

[1]	For the period from September 30, 2015 (commencement of class operations) to March 31, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Small Cap Value Fund	23

(For a share outstanding throughout each period)

	Year ended March 31
CLASS R6	2018	2017	2016	2015[1]
Net asset value, beginning of period	$33.93	$28.01	$29.91	$33.38
Net investment income	0.38 [2]	0.61 [2]	0.39	0.26 [2]
Net realized and unrealized gains (losses) on investments	2.97	6.18	(1.54)	1.80

Total from investment operations	3.35	6.79	(1.15)	2.06
Distributions to shareholders from
Net investment income	(0.49)	(0.30)	(0.33)	(0.35)
Net realized gains	(1.54)	(0.57)	(0.42)	(5.18)

Total distributions to shareholders	(2.03)	(0.87)	(0.75)	(5.53)
Net asset value, end of period	$35.25	$33.93	$28.01	$29.91
Total return[3]	9.85%	24.22%	(3.74)%	7.42%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.89%	0.93%	0.89%
Net expenses	0.88%	0.89%	0.89%	0.89%
Net investment income	1.10%	1.87%	1.56%	2.19%
Supplemental data
Portfolio turnover rate	41%	51%	46%	79%
Net assets, end of period (000s omitted)	$254,801	$176,362	$36,344	$27

[1]	For the period from October 31, 2014 (commencement of class operations) to March 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Special Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2013
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014[1]
Net asset value, beginning of period	$33.90	$28.02	$29.94	$33.21	$31.85	$23.28
Net investment income	0.27 [2]	0.44 [2]	0.26 [2]	0.35 [2]	0.14 [2]	0.08 [2]
Net realized and unrealized gains (losses) on investments	2.97	6.24	(1.49)	1.83	3.21	8.49

Total from investment operations	3.24	6.68	(1.23)	2.18	3.35	8.57
Distributions to shareholders from
Net investment income	(0.38)	(0.23)	(0.27)	(0.27)	(0.02)	(0.00)[3]
Net realized gains	(1.54)	(0.57)	(0.42)	(5.18)	(1.97)	0.00

Total distributions to shareholders	(1.92)	(0.80)	(0.69)	(5.45)	(1.99)	(0.00)[3]
Net asset value, end of period	$35.22	$33.90	$28.02	$29.94	$33.21	$31.85
Total return[4]	9.52%	23.82%	(4.01)%	7.78%	10.91%	36.82%
Ratios to average net assets (annualized)
Gross expenses	1.23%	1.24%	1.26%	1.23%	1.24%	1.23%
Net expenses	1.20%	1.20%	1.17%	1.09%	1.09%	1.09%
Net investment income	0.76%	1.36%	0.95%	1.10%	1.04%	0.30%
Supplemental data
Portfolio turnover rate	41%	51%	46%	79%	37%	65%
Net assets, end of period (000s omitted)	$229,992	$199,262	$95,030	$70,100	$78,563	$96,940

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Small Cap Value Fund	25

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2013
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014[1]
Net asset value, beginning of period	$33.94	$28.03	$29.93	$33.21	$31.94	$23.36
Net investment income	0.33	0.60 [2]	0.30	0.43 [2]	0.15	0.10
Net realized and unrealized gains (losses) on investments	3.01	6.17	(1.46)	1.80	3.22	8.53

Total from investment operations	3.34	6.77	(1.16)	2.23	3.37	8.63
Distributions to shareholders from
Net investment income	(0.47)	(0.29)	(0.32)	(0.33)	(0.13)	(0.05)
Net realized gains	(1.54)	(0.57)	(0.42)	(5.18)	(1.97)	0.00

Total distributions to shareholders	(2.01)	(0.86)	(0.74)	(5.51)	(2.10)	(0.05)
Net asset value, end of period	$35.27	$33.94	$28.03	$29.93	$33.21	$31.94
Total return[3]	9.82%	24.13%	(3.79)%	7.96%	10.97%	37.02%
Ratios to average net assets (annualized)
Gross expenses	0.98%	0.99%	1.01%	0.96%	0.98%	0.97%
Net expenses	0.94%	0.94%	0.94%	0.94%	0.94%	0.94%
Net investment income	1.02%	1.86%	1.17%	1.36%	1.15%	0.42%
Supplemental data
Portfolio turnover rate	41%	51%	46%	79%	37%	65%
Net assets, end of period (000s omitted)	$1,196,501	$921,732	$256,190	$189,965	$146,162	$138,638

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Special Small Cap Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Special Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Futures contracts

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Notes to financial statements	Wells Fargo Special Small Cap Value Fund	27

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2018, the aggregate cost of all investments for federal income tax purposes was $2,092,829,498 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$392,796,635
Gross unrealized losses	(126,063,224)
Net unrealized gains	$266,733,411

28	Wells Fargo Special Small Cap Value Fund	Notes to financial statements

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At March 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized gains on investments
$5	$(1,483)	$1,478

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Special Small Cap Value Fund	29

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$211,936,817	$0	$0	$211,936,817
Consumer staples	149,460,781	0	0	149,460,781
Energy	112,820,790	0	0	112,820,790
Financials	418,750,734	0	0	418,750,734
Health care	95,133,636	0	0	95,133,636
Industrials	475,535,028	0	0	475,535,028
Information technology	175,998,514	0	0	175,998,514
Materials	329,788,823	0	0	329,788,823
Real estate	79,153,832	0	0	79,153,832
Telecommunication services	5,455,055	0	0	5,455,055
Utilities	59,774,155	0	0	59,774,155

Exchange-traded funds	15,929,716	0	0	15,929,716

Preferred stocks
Financials	9,256,956	0	0	9,256,956

Short-term investments
Investment companies	139,485,748	0	0	139,485,748
Investments measured at net asset value*				81,082,324
Total assets	$2,278,480,585	$0	$0	$2,359,562,909

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $81,082,324 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.71% as the average daily net assets of the Fund increase. For the year ended March 31, 2018, the management fee was equivalent to an annual rate of 0.82% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account

30	Wells Fargo Special Small Cap Value Fund	Notes to financial statements

servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C, Class R	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.34% for Class A shares, 2.09% for Class C shares, 1.59% for Class R shares, 0.89% for Class R6 shares, 1.20% for Administrator Class shares, and 0.94% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2018, Funds Distributor received $26,549 from the sale of Class A shares and $89 in contingent deferred sales charges from redemptions of Class C shares, respectively. No contingent deferred sales charges were incurred by Class A and Class B shares for the year ended March 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $8,488,986 and $27,535,380 in interfund purchases and sales, respectively, during the year ended March 31, 2018.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2018 were $1,015,225,019 and $817,003,422, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended March 31, 2018, the Fund entered into futures contracts to gain market exposure. The Fund had an average notional amount of $7,409,729 in long futures contracts during the year ended March 31, 2018.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

Notes to financial statements	Wells Fargo Special Small Cap Value Fund	31

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended March 31, 2018, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	Year ended March 31
	2018	2017
Ordinary income	$55,288,780	$20,122,971
Long-term capital gain	60,881,463	16,025,685

As of March 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$15,701,431	$75,797,298	$266,733,411

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

32	Wells Fargo Special Small Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Wells Fargo Special Small Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the four-year period then ended, the period from November 1, 2013 to March 31, 2014, and the year ended October 31, 2013. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted above, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 23, 2018

Other information (unaudited)	Wells Fargo Special Small Cap Value Fund	33

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 59.29% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $60,881,463 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $33,905,245 of income dividends paid during the fiscal year ended March 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2018, $589,829 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended March 31, 2018, $30,070,762 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34	Wells Fargo Special Small Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Special Small Cap Value Fund	35

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell*** (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny**** (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson***** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock***** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Jane Freeman became Chair Liaison effective January 1, 2018.

***	Olivia Mitchell became Chairman of the Governance Committee effective January 1, 2018.

****	Timothy Penny became Chairman effective January 1, 2018.

*****	James Polisson and Pamela Wheelock each became a Trustee effective January 1, 2018.

36	Wells Fargo Special Small Cap Value Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn* (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
C. David Messman** (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

**	David Messman was the Secretary and Chief Legal Officer until April 16, 2018.

List of abbreviations	Wells Fargo Special Small Cap Value Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
INR	— Indian rupee
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Agency
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SIFMA	— Securities Industry and Financial Markets Association
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

309985 05-18 A246/AR246 03-18

Annual Report

March 31, 2018

Wells Fargo Traditional Small Cap Growth Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Traditional Small Cap Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Traditional Small Cap Growth Fund for the 12-month period that ended March 31, 2018. During the last three quarters of 2017, investors enjoyed consistently rising equity values globally. Short-term interest rates tended to increase, while long-term rates remained flat to lower. During the final two months of the first quarter of 2018, equity market volatility returned, stocks reversed year-to-date gains, and bond yields rose while prices fell.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 13.99% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 16.53%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 24.93%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 1.20% and the Bloomberg Barclays Municipal Bond Index5 added 2.66% while fixed-income investments outside the U.S. gained 11.75%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.6 The ICE BofAML U.S. High Yield Index7 earned 3.69%.

Through the last nine months of 2017, stocks advanced on synchronized global growth, which led to higher investor and consumer confidence. The first quarter of 2018 began with strong stock market gains in January. A strong January 2018 U.S. employment report and inflation concerns prompted equity volatility in February. Investor optimism for growth was supplanted with concerns over trade tensions, increased interest rates, and the prospect of new data privacy regulations.

Reactions to U.S. interest rate increases were uneven across the yield curve and globally.

The U.S. Federal Reserve (Fed) increased the federal funds rate three times during the 12-month period for a combined 75 basis points (bps; 100 bps equals 1.00%). Following an increase in March 2017, short-term bond yields in the U.S. rose while longer-term Treasury yields were little changed. Municipal bond returns were positive, helped by strong demand and constrained new-issue supply. The Fed raised the target interest rate once again in June 2017 to a range of 1.00% to 1.25%. Ten-year U.S. Treasury yields declined, the yield curve flattened, and long-term bond prices benefited.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[7]	The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Traditional Small Cap Growth Fund	3

Internationally, central banks maintained low interest rates and accommodative monetary policies that supported business activity and stock values in foreign markets. A weaker U.S. dollar was generally supportive of business activity in regions around the globe. The Bank of Japan continued its accommodative monetary policies, and industrial production, retail sales, and fixed asset investment increased in China.

Growth continued through the summer of 2017.

Globally, stocks moved higher during the third quarter of 2017. Low inflation and interest rates supported accelerating global economic growth and corporate earnings. Brief episodes of geopolitical tensions, often associated with North Korea’s advancing nuclear missile program, flaring conflicts in the Middle East, and uncertainty surrounding U.S. trade policies, did not discourage investing activity.

In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate. Stocks in international developed and emerging markets continued to benefit from improving economic growth.

Positive economic and market news continued as 2017 closed and 2018 began.

During the fourth quarter of 2017, stock markets continued the move higher. Third-quarter economic output in the U.S. grew at a 3.2% annual rate. The unemployment rate fell to a 17-year low of 4.1%. Tax reform passed and wage growth data improved, encouraging increased business and consumer spending.

Fed officials announced in October 2017 plans to begin unwinding its $4.5 trillion portfolio of bonds and other assets accumulated during rounds of quantitative easing conducted since the 2008–2009 recession. Still, restrained inflation kept long-term bond rates steady and the flattened yield curve persisted. The Fed raised the federal funds rate target to a range of 1.25% to 1.50% in December 2017 and began selling bonds held in its portfolio.

2018 opened with continued stock advances, then volatility.

Improving business and economic data globally continued to support stocks through January 2018. Political wrangling in the U.S. over budget resolutions could not dissuade investors from buying stocks as payrolls and factory orders increased. Long-term interest rates in the U.S. trended higher as the yield curve steepened—the 10-year Treasury rate moved from 2.46% to 2.84% and the 30-year rate moved from 2.81% to 3.08% during January 2018.

Investor sentiment shifted in February as inflation concerns emerged in the U.S. when readings from the Producer Price Index in January rose 2.5% year over year. During February, the U.S. market endured a loss from January’s high of nearly 12% before recovering much of that loss. The Fed raised the federal funds rate in March 2018. Bond yields rose across the yield curve.

During January 2018, purchasing managers’ indices in China, the eurozone, India, and Japan reported data for December that indicated continued growth. Despite positive economic signals and business fundamentals, international stock values fell during February and March 2018, swept up in the selling momentum in U.S. markets.

Globally, stocks moved higher during the third quarter of 2017.

During February, the U.S. market endured a loss from January’s high of nearly 12% before recovering much of that loss.

4	Wells Fargo Traditional Small Cap Growth Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Traditional Small Cap Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers‡

Michael T. Smith, CFA®

Christopher J. Warner, CFA®

Average annual total returns (%) as of March 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EGWAX)	6-5-1995	9.39	9.32	8.70	16.08	10.63	9.35	1.51	1.33
Class C (EGWCX)	7-30-2010	14.17	9.80	8.53	15.17	9.80	8.53	2.26	2.08
Administrator Class (EGWDX)	7-30-2010	–	–	–	16.21	10.82	9.49	1.43	1.20
Institutional Class (EGRYX)	11-19-1997	–	–	–	16.40	11.01	9.70	1.18	0.98
Russell 2000® Growth Index[4]	–	–	–	–	18.63	12.90	10.95	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Traditional Small Cap Growth Fund	7

Growth of $10,000 investment as of March 31, 2018[5]

‡	Mr. Smith and Mr. Warner became portfolio managers of the Fund on March 1, 2018.

[1]	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Growth Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through July 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Traditional Small Cap Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended March 31, 2018.

∎	Relative weakness within the consumer discretionary, industrials, and health care sectors weighed on the Fund’s performance.

∎	Holdings within the financials and consumer staples sectors generated strong relative performance; an underweight to the real estate and energy sectors also contributed positively.

U.S. stocks rallied for most of the past 12 months, aided by synchronized global growth.

The U.S. stock market benefited from steady improvement in global economic activity and corporate earnings, which more than offset various geopolitical concerns. Market leadership was often found in market segments with strong earnings and favorable earnings revisions, which influenced the solid results from the information technology (IT) sector. However, during parts of this period, market leadership was found in stocks with the highest valuations as well as companies with no earnings, evident specifically in the small-cap biotechnology industry. These market dynamics created a challenging environment at times for the Fund’s emphases of profitable companies and sustainable growth.

Sector allocations became more diversified.

The Fund’s allocation to the IT sector was reduced, while the allocation to the health care sector was increased over this period. These changes in positioning were in an effort to continue managing the overall volatility and stock-specific risks in the Fund. Within IT, the primary change was a decrease in the IT services industry, highlighted by the sale of Silver Spring Networks, Incorporated. Within health care, the key change was an increase to the providers and services industry, highlighted by a greater allocation to AMN Healthcare Services, Incorporated; LHC Group, Incorporated; and The Ensign Group, Incorporated.

Select holdings in the consumer discretionary, industrials, and health care sectors detracted from performance.

The Fund’s underperformance in the consumer discretionary sector was heavily influenced by weakness in Motorcar Parts of America, Incorporated, which suffered in the midst of a relatively mild winter. Consequently, customer demand for the company’s after-market auto parts was less robust than anticipated and earnings estimates declined as a result. Nautilus, Incorporated, also declined over the period as it suffered multiple fundamental disappointments, which led to the position being sold from the Fund. Within industrials, professional services firm WageWorks, Incorporated, declined significantly in the first quarter of 2018 following the announcement by company management of a delay in the company’s filing of financial statements. Within health care, an underweight allocation to the biotechnology industry significantly hindered relative returns as the industry rallied over this period, influenced partly by increased merger and acquisition activity and Food and Drug Administration approvals.

Solid results from financials and consumer staples holdings boosted Fund performance.

The Fund’s success in the financials sector was influenced by the Fund’s holdings in niche consumer growth areas. Green Dot Corporation and LendingTree, Incorporated, continued to benefit from a broad consumer migration to alternative sources of banking, loans, and payments. Green Dot was the top contributor in the Fund as the company continued to generate robust growth largely from its core business of prepaid debit cards. The Fund’s outperformance in consumer staples was driven by Freshpet, Incorporated, which rallied earlier in this period, supported by progress by company management on various operational efficiency initiatives. Finally, the Fund’s underweight to the real estate sector contributed strongly as investors tended to favor companies with more attractive earnings-growth prospects in other sectors.

Caution is warranted but opportunities remain.

Over the past few months, investor attention shifted from widespread bullishness to higher risk awareness. Long-dormant market volatility has spiked, talk of tariffs has increased fears of a trade war, and short-term interest rates have risen meaningfully. We expect that these risk factors, in addition to the potential new ones to emerge, will linger over market sentiment for some time.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Traditional Small Cap Growth Fund	9

Although there is considerable caution, in our view opportunities remain. The key aspects of our outlook are for moderate economic growth, low inflation, and rising corporate earnings. We do not see harbingers of a bear market like a recession or credit bubble on the horizon. Even with higher volatility, we see a constructive environment for companies with strong revenue growth, profitable business models, and durable free cash flows. Capital should continue to be drawn to companies with these traits.

This market backdrop should allow the durable fundamentals of the portfolio to be unlocked. We anticipate a market that continues to reward companies that produce superior growth. We remain committed to themes of global e-commerce, mobile payments, cloud computing, automation, and mobile gaming. As such, the portfolio maintains a mix of secular and idiosyncratic growth companies, along with caution around cyclicality and momentum.

Ten largest holdings (%) as of March 31, 2018[6]
AMN Healthcare Services Incorporated	4.04
Green Dot Corporation Class A	3.07
The Trade Desk Incorporated Class A	2.79
Deluxe Corporation	2.76
Planet Fitness Incorporated Class A	2.61
Summit Materials Incorporated Class A	2.60
Blackhawk Network Incorporated	2.52
LogMeIn Incorporated	2.46
LHC Group Incorporated	2.29
Freshpet Incorporated	2.27

Sector distribution as of March 31, 2018[7]

Please see footnotes on page 7.

10	Wells Fargo Traditional Small Cap Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2017	Ending account value 3-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,041.65	$6.77	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.69	1.33%
Class C
Actual	$1,000.00	$1,037.53	$10.57	2.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.56	$10.45	2.08%
Administrator Class
Actual	$1,000.00	$1,042.71	$6.11	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,043.56	$4.99	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.04	$4.94	0.98%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2018	Wells Fargo Traditional Small Cap Growth Fund	11

Security name	Shares	Value

Common Stocks: 97.23%

Consumer Discretionary: 14.73%

Auto Components: 2.53%
Horizon Global Corporation †	80,900	$666,616
Motorcar Parts of America Incorporated †	80,000	1,714,400

		2,381,016

Hotels, Restaurants & Leisure: 9.34%
BJ’s Restaurants Incorporated	10,000	449,000
Boyd Gaming Corporation «	60,000	1,911,600
Cedar Fair Entertainment Company	24,000	1,533,120
Dave & Buster’s Entertainment Incorporated †	25,000	1,043,500
Planet Fitness Incorporated Class A †	65,000	2,455,050
Sonic Corporation «	55,000	1,387,650

		8,779,920

Household Durables: 0.57%
TopBuild Corporation †	7,000	535,640

Internet & Direct Marketing Retail: 1.95%
Shutterfly Incorporated †	22,500	1,828,125

Specialty Retail: 0.34%
National Vision Holdings Incorporated †	10,000	323,100

Consumer Staples: 2.27%

Food Products: 2.27%
Freshpet Incorporated «†	130,000	2,138,500

Energy: 0.59%

Energy Equipment & Services: 0.59%
Aspen Aerogels Incorporated †	130,000	555,100

Financials: 8.32%

Banks: 2.20%
Heartland Financial USA Incorporated	39,000	2,068,950

Consumer Finance: 3.07%
Green Dot Corporation Class A †	45,000	2,887,200

Insurance: 1.40%
Stewart Information Services Corporation	30,000	1,318,200

Thrifts & Mortgage Finance: 1.65%
BofI Holding Incorporated «†	30,000	1,215,900
LendingTree Incorporated «†	1,000	328,150

		1,544,050

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Traditional Small Cap Growth Fund	Portfolio of investments—March 31, 2018

Security name	Shares	Value

Health Care: 23.04%

Biotechnology: 3.11%
ACADIA Pharmaceuticals Incorporated «†	7,500	$168,525
Emergent BioSolutions Incorporated †	18,000	947,700
Ligand Pharmaceuticals Incorporated «†	5,000	825,800
Repligen Corporation †	27,000	976,860

		2,918,885

Health Care Equipment & Supplies: 5.88%
Globus Medical Incorporated Class A †	26,000	1,295,320
Halyard Health Incorporated †	38,000	1,751,040
Inogen Incorporated †	11,000	1,351,240
Nevro Corporation †	13,000	1,126,710

		5,524,310

Health Care Providers & Services: 8.57%
AMN Healthcare Services Incorporated †	67,000	3,802,250
LHC Group Incorporated †	35,000	2,154,600
The Ensign Group Incorporated	80,000	2,104,000

		8,060,850

Health Care Technology: 2.00%
Medidata Solutions Incorporated †	30,000	1,884,300

Life Sciences Tools & Services: 1.70%
Charles River Laboratories International Incorporated †	15,000	1,601,100

Pharmaceuticals: 1.78%
Horizon Pharma plc †	40,000	568,000
Intersect ENT Incorporated †	28,000	1,100,400

		1,668,400

Industrials: 19.52%

Commercial Services & Supplies: 7.02%
Cimpress NV †	4,000	618,800
Deluxe Corporation	35,000	2,590,350
Healthcare Services Group Incorporated	45,000	1,956,600
Mobile Mini Incorporated	33,000	1,435,500

		6,601,250

Electrical Equipment: 2.20%
Generac Holdings Incorporated †	45,000	2,065,950

Machinery: 4.80%
Astec Industries Incorporated	20,000	1,103,600
Franklin Electric Company Incorporated	27,000	1,100,250
REV Group Incorporated	40,000	830,400
Rexnord Corporation †	50,000	1,484,000

		4,518,250

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2018	Wells Fargo Traditional Small Cap Growth Fund	13

Security name	Shares	Value

Professional Services: 2.26%
WageWorks Incorporated †	47,020	$2,125,304

Road & Rail: 1.60%
Saia Incorporated †	20,000	1,503,000

Trading Companies & Distributors: 1.64%
Siteone Landscape Supply Incorporated †	20,000	1,540,800

Information Technology: 23.76%

Communications Equipment: 0.43%
NETGEAR Incorporated †	7,000	400,400

Electronic Equipment, Instruments & Components: 2.42%
Littelfuse Incorporated	8,000	1,665,440
VeriFone Systems Incorporated †	40,000	615,200

		2,280,640

Internet Software & Services: 7.25%
2U Incorporated †	10,000	840,300
LogMeIn Incorporated	20,000	2,311,000
Quotient Technology Incorporated †	80,000	1,048,000
The Trade Desk Incorporated Class A «†	52,822	2,621,028

		6,820,328

IT Services: 4.58%
Blackhawk Network Incorporated †	53,000	2,369,100
EPAM Systems Incorporated †	10,000	1,145,200
Euronet Worldwide Incorporated †	10,000	789,200

		4,303,500

Semiconductors & Semiconductor Equipment: 3.22%
Advanced Energy Industries Incorporated †	20,000	1,278,000
Integrated Device Technology Incorporated †	27,000	825,120
Monolithic Power Systems Incorporated	8,000	926,160

		3,029,280

Software: 5.86%
Bottomline Technologies (de) Incorporated †	40,000	1,550,000
PTC Incorporated †	11,000	858,110
Rapid7 Incorporated †	75,000	1,917,750
RealPage Incorporated †	23,000	1,184,500

		5,510,360

Materials: 3.60%

Chemicals: 0.75%
Sensient Technologies Corporation	10,000	705,800

Construction Materials: 2.60%
Summit Materials Incorporated Class A †	80,699	2,443,566

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Traditional Small Cap Growth Fund	Portfolio of investments—March 31, 2018

Security name		Shares	Value

Metals & Mining: 0.25%
Allegheny Technologies Incorporated †		10,000	$236,800

Telecommunication Services: 1.40%

Diversified Telecommunication Services: 1.40%
ORBCOMM Incorporated †		140,000	1,311,799

Total Common Stocks (Cost $70,120,317)			91,414,673

Exchange-Traded Funds: 2.00%
SPDR S&P Biotech ETF «		21,500	1,886,195

Total Exchange-Traded Funds (Cost $1,521,021)			1,886,195

	Yield
Short-Term Investments: 12.12%

Investment Companies: 12.12%
Securities Lending Cash Investment LLC (l)(r)(u)	1.89%	10,521,186	10,522,238
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.54	870,700	870,700

Total Short-Term Investments (Cost $11,392,938)			11,392,938

Total investments in securities (Cost $83,034,276)	111.35%	104,693,806
Other assets and liabilities, net	(11.35)	(10,671,524)

Total net assets	100.00%	$94,022,282

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	11,600,829	60,755,268	61,834,911	10,521,186	$853	$(855)	$66,137	$10,522,238
Wells Fargo Government Money Market Fund Select Class	3,170,531	21,699,629	23,999,460	870,700	0	0	26,081	870,700

					$853	$(855)	$92,218	$11,392,938	12.12%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2018	Wells Fargo Traditional Small Cap Growth Fund	15

Assets
Investments in unaffiliated securities (including $10,306,504 of securities loaned), at value (cost $71,641,338)	$93,300,868
Investments in affiliated securities, at value (cost $11,392,938)	11,392,938
Cash	9,000
Receivable for Fund shares sold	15,005
Receivable for dividends	10,490
Receivable for securities lending income	7,054
Prepaid expenses and other assets	23,549

Total assets	104,758,904

Liabilities
Payable upon receipt of securities loaned	10,521,250
Payable for Fund shares redeemed	71,995
Management fee payable	50,868
Administration fees payable	17,168
Trustees’ fees and expenses payable	2,077
Distribution fee payable	184
Accrued expenses and other liabilities	73,080

Total liabilities	10,736,622

Total net assets	$94,022,282

NET ASSETS CONSIST OF
Paid-in capital	$68,779,380
Accumulated net investment loss	(73,600)
Accumulated net realized gains on investments	3,656,972
Net unrealized gains on investments	21,659,530

Total net assets	$94,022,282

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$84,737,510
Shares outstanding – Class A1	5,531,244
Net asset value per share – Class A	$15.32
Maximum offering price per share – Class A2	$16.25
Net assets – Class C	$273,691
Shares outstanding – Class C1	19,628
Net asset value per share – Class C	$13.94
Net assets – Administrator Class	$132,599
Shares outstanding – Administrator Class[1]	7,735
Net asset value per share – Administrator Class	$17.14
Net assets – Institutional Class	$8,878,482
Shares outstanding – Institutional Class[1]	506,402
Net asset value per share – Institutional Class	$17.53

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Traditional Small Cap Growth Fund	Statement of operations—year ended March 31, 2018

Investment income
Dividends	$413,634
Securities lending income from affiliates, net	66,137
Income from affiliated securities	26,081

Total investment income	505,852

Expenses
Management fee	795,215
Administration fees
Class A	177,856
Class C	509
Administrator Class	180
Institutional Class	11,025
Shareholder servicing fees
Class A	211,733
Class C	605
Administrator Class	345
Distribution fee
Class C	1,816
Custody and accounting fees	13,879
Professional fees	51,130
Registration fees	67,478
Shareholder report expenses	35,342
Trustees’ fees and expenses	16,753
Other fees and expenses	10,050

Total expenses	1,393,916
Less: Fee waivers and/or expense reimbursements	(177,685)

Net expenses	1,216,231

Net investment loss	(710,379)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	6,531,396
Affiliated securities	853

Net realized gains on investments	6,532,249

Net change in unrealized gains (losses) on:
Unaffiliated securities	8,068,287
Affiliated securities	(855)

Net change in unrealized gains (losses) on investments	8,067,432

Net realized and unrealized gains (losses) on investments	14,599,681

Net increase in net assets resulting from operations	$13,889,302

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Traditional Small Cap Growth Fund	17

	Year ended March 31, 2018		Year ended March 31, 2017

Operations
Net investment loss		$(710,379)		$(690,644)
Net realized gains on investments		6,532,249		8,140,814
Net change in unrealized gains (losses) on investments		8,067,432		9,695,337

Net increase in net assets resulting from operations		13,889,302		17,145,507

Distributions to shareholders from
Net realized gains
Class A		(5,360,360)		(2,281,810)
Class C		(16,142)		(5,379)
Administrator Class		(7,844)		(4,301)
Institutional Class		(468,228)		(251,489)

Total distributions to shareholders		(5,852,574)		(2,542,979)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	100,773	1,525,252	89,073	1,166,255
Class C	3,801	52,022	3,789	47,755
Administrator Class	6,799	114,428	6,204	87,459
Institutional Class	85,364	1,472,577	270,621	4,080,166

		3,164,279		5,381,635

Reinvestment of distributions
Class A	352,388	5,243,537	164,284	2,217,829
Class C	975	13,232	388	4,844
Administrator Class	362	6,032	269	4,025
Institutional Class	26,092	443,822	15,888	242,297

		5,706,623		2,468,995

Payment for shares redeemed
Class A	(795,898)	(11,972,813)	(1,362,749)	(17,646,891)
Class C	(2,471)	(34,576)	(1,303)	(15,835)
Administrator Class	(10,531)	(172,453)	(176,884)	(2,575,835)
Institutional Class	(107,067)	(1,838,265)	(447,579)	(6,776,181)

		(14,018,107)		(27,014,742)

Net decrease in net assets resulting from capital share transactions		(5,147,205)		(19,164,112)

Total increase (decrease) in net assets		2,889,523		(4,561,584)

Net assets
Beginning of period		91,132,759		95,694,343

End of period		$94,022,282		$91,132,759

Accumulated net investment loss		$(73,600)		$(12,593)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Traditional Small Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2013
CLASS A	2018	2017	2016	2015	2014[1]
Net asset value, beginning of period	$14.08	$12.05	$18.04	$20.37	$23.11	$17.08
Net investment loss	(0.12)[2]	(0.10)[2]	(0.12)[2]	(0.18)	(0.09)[2]	(0.11)[2]
Net realized and unrealized gains (losses) on investments	2.35	2.51	(2.13)	1.33	0.96	6.34

Total from investment operations	2.23	2.41	(2.25)	1.15	0.87	6.23
Distributions to shareholders from
Net realized gains	(0.99)	(0.38)	(3.74)	(3.48)	(3.61)	(0.20)
Net asset value, end of period	$15.32	$14.08	$12.05	$18.04	$20.37	$23.11
Total return[3]	16.08%	20.10%	(12.86)%	6.77%	4.14%	36.98%
Ratios to average net assets (annualized)
Gross expenses	1.52%	1.51%	1.50%	1.47%	1.54%	1.48%
Net expenses	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%
Net investment loss	(0.79)%	(0.77)%	(0.74)%	(0.87)%	(1.04)%	(0.58)%
Supplemental data
Portfolio turnover rate	44%	113%	123%	73%	36%	77%
Net assets, end of period (000s omitted)	$84,738	$82,734	$84,139	$123,712	$141,446	$141,933

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Traditional Small Cap Growth Fund	19

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2013
CLASS C	2018	2017	2016	2015	2014[1]
Net asset value, beginning of period	$12.99	$11.22	$17.21	$19.73	$22.56	$16.80
Net investment loss	(0.21)[2]	(0.18)[2]	(0.18)	(0.29)[2]	(0.15)[2]	(0.26)
Net realized and unrealized gains (losses) on investments	2.15	2.33	(2.07)	1.25	0.93	6.22

Total from investment operations	1.94	2.15	(2.25)	0.96	0.78	5.96
Distributions to shareholders from
Net realized gains	(0.99)	(0.38)	(3.74)	(3.48)	(3.61)	(0.20)
Net asset value, end of period	$13.94	$12.99	$11.22	$17.21	$19.73	$22.56
Total return[3]	15.17%	19.26%	(13.55)%	5.98%	3.85%	35.92%
Ratios to average net assets (annualized)
Gross expenses	2.27%	2.26%	2.25%	2.22%	2.30%	2.23%
Net expenses	2.08%	2.08%	2.08%	2.08%	2.08%	2.08%
Net investment loss	(1.54)%	(1.52)%	(1.49)%	(1.61)%	(1.81)%	(1.36)%
Supplemental data
Portfolio turnover rate	44%	113%	123%	73%	36%	77%
Net assets, end of period (000s omitted)	$274	$225	$162	$232	$403	$150

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Traditional Small Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2013
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014[1]
Net asset value, beginning of period	$15.63	$13.29	$19.44	$21.65	$24.33	$17.94
Net investment loss	(0.11)[2]	(0.09)[2]	(0.10)[2]	(0.15)[2]	(0.08)[2]	(0.09)[2]
Net realized and unrealized gains (losses) on investments	2.61	2.81	(2.31)	1.42	1.01	6.68

Total from investment operations	2.50	2.72	(2.41)	1.27	0.93	6.59
Distributions to shareholders from
Net realized gains	(0.99)	(0.38)	(3.74)	(3.48)	(3.61)	(0.20)
Net asset value, end of period	$17.14	$15.63	$13.29	$19.44	$21.65	$24.33
Total return[3]	16.21%	20.56%	(12.76)%	6.93%	4.18%	37.21%
Ratios to average net assets (annualized)
Gross expenses	1.44%	1.43%	1.39%	1.29%	1.32%	1.26%
Net expenses	1.20%	1.20%	1.20%	1.19%	1.19%	1.17%
Net investment loss	(0.66)%	(0.64)%	(0.61)%	(0.73)%	(0.90)%	(0.43)%
Supplemental data
Portfolio turnover rate	44%	113%	123%	73%	36%	77%
Net assets, end of period (000s omitted)	$133	$174	$2,413	$3,128	$3,896	$3,882

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Traditional Small Cap Growth Fund	21

(For a share outstanding throughout each period)

	Year ended March 31					Year ended October 31, 2013
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014[1]
Net asset value, beginning of period	$15.94	$13.54	$19.69	$21.84	$24.50	$18.03
Net investment income (loss)	(0.08)[2]	(0.06)[2]	(0.07)[2]	(0.11)[2]	(0.07)[2]	0.00 [2,3]
Net realized and unrealized gains (losses) on investments	2.66	2.84	(2.34)	1.44	1.02	6.67

Total from investment operations	2.58	2.78	(2.41)	1.33	0.95	6.67
Distributions to shareholders from
Net realized gains	(0.99)	(0.38)	(3.74)	(3.48)	(3.61)	(0.20)
Net asset value, end of period	$17.53	$15.94	$13.54	$19.69	$21.84	$24.50
Total return[4]	16.40%	20.62%	(12.58)%	7.16%	4.29%	37.42%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.18%	1.14%	1.04%	1.10%	1.04%
Net expenses	0.98%	0.98%	0.98%	0.98%	0.98%	0.98%
Net investment income (loss)	(0.44)%	(0.43)%	(0.39)%	(0.52)%	(0.69)%	0.01%
Supplemental data
Portfolio turnover rate	44%	113%	123%	73%	36%	77%
Net assets, end of period (000s omitted)	$8,878	$8,001	$8,980	$11,812	$17,086	$17,997

[1]	For the five months ended March 31, 2014. The Fund changed its fiscal year end from October 31 to March 31, effective March 31, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Traditional Small Cap Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Traditional Small Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Notes to financial statements	Wells Fargo Traditional Small Cap Growth Fund	23

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2018, the aggregate cost of all investments for federal income tax purposes was $83,158,119 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$23,840,533
Gross unrealized losses	(2,304,846)
Net unrealized gains	$21,535,687

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities, net operating losses, and recognition of partnership income. At March 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$(4,963)	$649,372	$(644,409)

As of March 31, 2018, the Fund had a qualified late-year ordinary loss of $61,372 which will be recognized on the first day of the following fiscal year.

24	Wells Fargo Traditional Small Cap Growth Fund	Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$13,847,801	$0	$0	$13,847,801
Consumer staples	2,138,500	0	0	2,138,500
Energy	555,100	0	0	555,100
Financials	7,818,400	0	0	7,818,400
Health care	21,657,845	0	0	21,657,845
Industrials	18,354,554	0	0	18,354,554
Information technology	22,344,508	0	0	22,344,508
Materials	3,386,166	0	0	3,386,166
Telecommunication services	1,311,799	0	0	1,311,799

Exchange-traded funds	1,886,195	0	0	1,886,195

Short-term investments
Investment companies	870,700	0	0	870,700
Investments measured at net asset value*				10,522,238
Total assets	$94,171,568	$0	$0	$104,693,806

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $10,522,238 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2018, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

Notes to financial statements	Wells Fargo Traditional Small Cap Growth Fund	25

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.85% and declining to 0.71% as the average daily net assets of the Fund increase. For the year ended March 31, 2018, the management fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.33% for Class A shares, 2.08% for Class C shares, 1.20% for Administrator Class shares, and 0.98% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2018, Funds Distributor received $632 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

26	Wells Fargo Traditional Small Cap Growth Fund	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2018 were $40,141,287 and $47,765,367, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended March 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	Year ended March 31
	2018	2017
Ordinary income	$2,191,875	$0
Long-term capital gain	3,660,699	2,542,979

As of March 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$3,780,815	$21,535,687	$(61,372)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Traditional Small Cap Growth Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Wells Fargo Traditional Small Cap Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the four-year period then ended, the period from November 1, 2013 to March 31, 2014, and the year ended October 31, 2013. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted above, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 23, 2018

28	Wells Fargo Traditional Small Cap Growth Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 34.42% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $3,660,699 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $753,088 of income dividends paid during the fiscal year ended March 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2018, $2,191,875 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Traditional Small Cap Growth Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Traditional Small Cap Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell*** (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny**** (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson***** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock***** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Jane Freeman became Chair Liaison effective January 1, 2018.

***	Olivia Mitchell became Chairman of the Governance Committee effective January 1, 2018.

****	Timothy Penny became Chairman effective January 1, 2018.

*****	James Polisson and Pamela Wheelock each became a Trustee effective January 1, 2018.

Other information (unaudited)	Wells Fargo Traditional Small Cap Growth Fund	31

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn* (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
C. David Messman** (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

**	David Messman was the Secretary and Chief Legal Officer until April 16, 2018.

32	Wells Fargo Traditional Small Cap Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
INR	— Indian rupee
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Agency
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SIFMA	— Securities Industry and Financial Markets Association
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

309986 05-18 A247/AR247 03-18

Annual Report

March 31, 2018

Wells Fargo Precious Metals Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Precious Metals Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Precious Metals Fund for the 12-month period that ended March 31, 2018. During the last three quarters of 2017, investors enjoyed consistently rising equity values globally. Short-term interest rates tended to increase, while long-term rates remained flat to lower. During the final two months of the first quarter of 2018, equity market volatility returned, stocks reversed year-to-date gains, and bond yields rose while prices fell.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 13.99% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 16.53%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 24.93%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 1.20% and the Bloomberg Barclays Municipal Bond Index5 added 2.66% while fixed-income investments outside the U.S. gained 11.75%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.6 The ICE BofAML U.S. High Yield Index7 earned 3.69%.

Through the last nine months of 2017, stocks advanced on synchronized global growth, which led to higher investor and consumer confidence. The first quarter of 2018 began with strong stock market gains in January. A strong January 2018 U.S. employment report and inflation concerns prompted equity volatility in February. Investor optimism for growth was supplanted with concerns over trade tensions, increased interest rates, and the prospect of new data privacy regulations.

Reactions to U.S. interest rate increases were uneven across the yield curve and globally.

The U.S. Federal Reserve (Fed) increased the federal funds rate three times during the 12-month period for a combined 75 basis points (bps; 100 bps equals 1.00%). Following an increase in March 2017, short-term bond yields in the U.S. rose while longer-term Treasury yields were little changed. Municipal bond returns were positive, helped by strong demand and constrained new-issue supply. The Fed raised the target interest rate once again in June 2017 to a range of 1.00% to 1.25%. Ten-year U.S. Treasury yields declined, the yield curve flattened, and long-term bond prices benefited.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[7]	The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Precious Metals Fund	3

Internationally, central banks maintained low interest rates and accommodative monetary policies that supported business activity and stock values in foreign markets. A weaker U.S. dollar was generally supportive of business activity in regions around the globe. The Bank of Japan continued its accommodative monetary policies, and industrial production, retail sales, and fixed asset investment increased in China.

Growth continued through the summer of 2017.

Globally, stocks moved higher during the third quarter of 2017. Low inflation and interest rates supported accelerating global economic growth and corporate earnings. Brief episodes of geopolitical tensions, often associated with North Korea’s advancing nuclear missile program, flaring conflicts in the Middle East, and uncertainty surrounding U.S. trade policies, did not discourage investing activity.

In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate. Stocks in international developed and emerging markets continued to benefit from improving economic growth.

Positive economic and market news continued as 2017 closed and 2018 began.

During the fourth quarter of 2017, stock markets continued the move higher. Third-quarter economic output in the U.S. grew at a 3.2% annual rate. The unemployment rate fell to a 17-year low of 4.1%. Tax reform passed and wage growth data improved, encouraging increased business and consumer spending.

Fed officials announced in October 2017 plans to begin unwinding its $4.5 trillion portfolio of bonds and other assets accumulated during rounds of quantitative easing conducted since the 2008–2009 recession. Still, restrained inflation kept long-term bond rates steady and the flattened yield curve persisted. The Fed raised the federal funds rate target to a range of 1.25% to 1.50% in December 2017 and began selling bonds held in its portfolio.

2018 opened with continued stock advances, then volatility.

Improving business and economic data globally continued to support stocks through January 2018. Political wrangling in the U.S. over budget resolutions could not dissuade investors from buying stocks as payrolls and factory orders increased. Long-term interest rates in the U.S. trended higher as the yield curve steepened—the 10-year Treasury rate moved from 2.46% to 2.84% and the 30-year rate moved from 2.81% to 3.08% during January 2018.

Investor sentiment shifted in February as inflation concerns emerged in the U.S. when readings from the Producer Price Index in January rose 2.5% year over year. During February, the U.S. market endured a loss from January’s high of nearly 12% before recovering much of that loss. The Fed raised the federal funds rate in March 2018. Bond yields rose across the yield curve.

During January 2018, purchasing managers’ indices in China, the eurozone, India, and Japan reported data for December that indicated continued growth. Despite positive economic signals and business fundamentals, international stock values fell during February and March 2018, swept up in the selling momentum in U.S. markets.

Globally, stocks moved higher during the third quarter of 2017.

During February, the U.S. market endured a loss from January’s high of nearly 12% before recovering much of that loss.

4	Wells Fargo Precious Metals Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

This page is intentionally left blank.

6	Wells Fargo Precious Metals Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael Bradshaw, CFA®

Oleg Makhorine

Average annual total returns (%) as of March 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKWAX)	1-20-1998	(12.89)	(9.84)	(5.66)	(7.56)	(8.77)	(5.10)	1.21	1.09
Class C (EKWCX)	1-29-1998	(9.24)	(9.44)	(5.81)	(8.24)	(9.44)	(5.81)	1.96	1.84
Administrator Class (EKWDX)	7-30-2010	–	–	–	(7.40)	(8.63)	(4.97)	1.13	0.95
Institutional Class (EKWYX)	2-29-2000	–	–	–	(7.27)	(8.50)	(4.82)	0.88	0.79
FTSE Gold Mines Index[4]	–	–	–	–	(4.94)	(8.30)	(6.13)	–	–
S&P 500 Index[5]	–	–	–	–	13.99	13.31	9.49	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in precious metals related stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Funds that concentrate their investments in limited sectors, such as gold-related investments, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, geographic, non-diversification risk, smaller-company securities risk, and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Precious Metals Fund	7

Growth of $10,000 investment as of March 31, 2018[6]

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the Fund’s predecessor Evergreen Precious Metals Fund.

[2]	Reflect the expense ratios as stated in the most recent prospectuses. The expense ratios are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through July 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	FTSE Gold Mines Index is an unmanaged, open-ended index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. You cannot invest directly in an index.

[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the FTSE Gold Mines Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

8	Wells Fargo Precious Metals Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the FTSE Gold Mines Index for the 12-month period that ended March 31, 2018.

∎	The Fund’s positions in Torex Gold Resources Incorporated, Pretium Resources Incorporated*, and Mag Silver Corporation detracted from results, as did its underweight to Newmont Mining Corporation and Northern Star Resources Limited.

∎	The Fund’s holdings in Royal Gold, Incorporated, and Franco-Nevada Corporation aided results during the period. Overweights to Kirkland Lake Gold Limited, Kinross Gold Corporation, and B2Gold Corporation also helped results.

∎	The price of gold rose approximately 6.1% during the 12-month period, and the share prices of precious metals stocks underperformed the gold price.

The price of gold declined 0.6% during the first quarter of the reporting period after positive economic commentary from U.S. Federal Reserve (Fed) Chair Janet Yellen on June 14 led to an increase in bond yields. During the second and third quarters of the reporting period, gold prices rose 5%. The gold price was propelled higher during the summer months by rising military tensions between the U.S. and North Korea. During the fourth quarter of the reporting period, the gold price rose 1.7%. Fears of rising inflation, uncertainty around global trade, and a declining stock market provided the backdrop for a higher gold price.

Purchases and sales of gold exchange-traded funds (ETFs) have an impact on gold prices. Purchases of gold ETFs increased during every quarter of the reporting period, positively affecting the price of gold. During the second quarter of the reporting period, gold-backed ETF purchases accelerated as rising military tensions with North Korea caused the stock market and bond yields to fall.

Ten largest holdings (%) as of March 31, 2018[7]
Newmont Mining Corporation	7.82
Randgold Resources Limited ADR	7.62
Royal Gold Incorporated	5.63
Kinross Gold Corporation	5.12
Kirkland Lake Gold Limited	4.35
B2Gold Corporation	4.25
Gold Bullion	4.25
Newcrest Mining Limited	3.85
Goldcorp Incorporated	3.46
Agnico Eagle Mines Limited	3.41

Gold-mining stocks underperformed relative to the price of gold.

The prices of gold-mining stocks typically rise or fall more sharply than the price of gold. However, this was not the case during the 12-month reporting period. Companies that delivered better-than-expected operating and financial results fared the best, while those with assets domiciled in Australia also outperformed.

Two of the Fund’s most noteworthy detractors were Torex Gold and Pretium Resources. Torex Gold declined after the firm announced on November 6, 2017, that because of an illegal blockade at its El Limon Mine in Mexico, the company would be suspending mining operations. Pretium dropped on news that the commissioning of its Brucejack Mine in Canada was behind schedule and, as a result, the 2018 operating plan would be lower than expected. The Fund’s underweight to Newmont Mining also detracted from performance as the company benefited from better-than-expected operating and financial results during the reporting period.

Royal Gold was among the Fund’s best contributors. The company benefited from better-than-expected financial results during the reporting period. Kirkland Lake Gold’s share price more than doubled during the reporting period as exploration success at its Fosterville Mine in Australia led to a doubling of gold reserves. Other key contributors included Kinross Gold, B2Gold, and Franco-Nevada.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Precious Metals Fund	9

Country allocation as of March 31, 2018[8]

In our view, investment in gold and precious metals companies likely will remain a perceived hedge against economic and political uncertainty.

We believe the short-term outlook for gold prices depends largely on economic data and their resulting impact on U.S. interest rates and the U.S. dollar. In addition, global trade tensions between the U.S. and China could negatively affect economic growth and cause the Fed to delay further interest rate increases. Should this occur, we believe the economic environment likely would continue to support gold prices and gold stocks.

Over the longer term, we believe the primary drivers of gold are positive. First, rising fiscal deficits in the U.S. could cause the dollar to weaken. Second, increasing inflation in the U.S., caused by a tight labor market and higher cost imports, could benefit the price of gold. And finally, increased stock market volatility from rising geopolitical risks may cause investors to offset this risk by adding gold to their investment portfolios.

We believe gold-related stocks may have better appreciation potential than the metal itself. However, stock selection will remain important because company fundamentals tend to drive stock prices; higher-quality companies with internal growth catalysts, such as effective execution of business plans and mining successes, are most likely to outperform.

Please see footnotes on page 7.

10	Wells Fargo Precious Metals Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2017	Ending account value 3-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$921.84	$4.70	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.04	$4.94	0.98%
Class C
Actual	$1,000.00	$918.42	$8.27	1.73%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.31	$8.70	1.73%
Administrator Class
Actual	$1,000.00	$922.66	$4.12	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.33	0.86%
Institutional Class
Actual	$1,000.00	$923.21	$3.21	0.67%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.59	$3.38	0.67%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Consolidated portfolio of investments—March 31, 2018	Wells Fargo Precious Metals Fund	11

Security name	Shares	Value

Common Stocks: 93.76%

Australia: 6.20%
Evolution Mining Limited (Materials, Metals & Mining)	2,000,000	$4,689,079
Newcrest Mining Limited (Materials, Metals & Mining)	772,294	11,648,181
Northern Star Resources Limited (Materials, Metals & Mining)	500,000	2,426,788

		18,764,048

Canada: 59.83%
Agnico-Eagle Mines Limited (Materials, Metals & Mining)	245,164	10,314,049
Agnico-Eagle Mines Limited-Legend Shares (Materials, Metals & Mining)	35,000	1,472,450
Agnico-Eagle Mines Limited-U.S. Exchange Traded Shares (Materials, Metals & Mining)	212,370	8,934,260
Alamos Gold Incorporated Class A (Materials, Metals & Mining)	1,428,980	7,431,339
B2Gold Corporation (Materials, Metals & Mining) †	4,700,000	12,877,712
Barrick Gold Corporation (Materials, Metals & Mining)	549,083	6,836,083
Centerra Gold Incorporated-Legend Shares (Materials, Metals & Mining) 144A	350,000	2,007,607
Continental Gold Incorporated (Materials, Metals & Mining) †	500,000	1,373,850
Detour Gold Corporation (Materials, Metals & Mining) †	521,057	5,273,864
Detour Gold Corporation-Legend Shares (Materials, Metals & Mining) †144A	525,000	5,313,773
Detour Gold Corporation-Legend Shares (Materials, Metals & Mining) †	90,000	910,933
Endeavour Mining Corporation (Materials, Metals & Mining) †	480,000	8,855,979
Franco-Nevada Corporation-Legend Shares (Materials, Metals & Mining) 144A	142,948	9,752,885
Goldcorp Incorporated (Materials, Metals & Mining)	757,454	10,459,197
Goldcorp Incorporated-U.S. Exchange Traded Shares (Materials, Metals & Mining)	300,694	4,155,591
IAMGOLD Corporation (Materials, Metals & Mining) †	1,650,000	8,555,129
Kinross Gold Corporation (Materials, Metals & Mining) †	3,925,553	15,509,035
Kirkland Lake Gold Limited (Materials, Metals & Mining)	850,000	13,175,379
Mag Silver Corporation (Materials, Metals & Mining) †	580,000	5,681,375
Mag Silver Corporation-Legend Shares (Materials, Metals & Mining) †	100,000	979,547
OceanaGold Corporation (Materials, Metals & Mining)	1,200,000	3,232,041
Osisko Gold Royalties Limited (Materials, Metals & Mining)	246,700	2,382,076
Pan American Silver Corporation (Materials, Metals & Mining)	475,000	7,671,250
Platinum Group Metals Limited-Legend Shares (Materials, Metals & Mining)	80,000	23,907
Semafo Incorporated (Materials, Metals & Mining) †	2,860,400	8,236,957
SSR Mining Incorporated (Materials, Metals & Mining) †	350,000	3,360,000
Tahoe Resources Incorporated (Materials, Metals & Mining)	84,820	398,309
Tahoe Resources Incorporated-Legend Shares (Materials, Metals & Mining)	280,000	1,314,860
Torex Gold Resources Incorporated (Materials, Metals & Mining) †	400,000	2,455,854
Torex Gold Resources Incorporated-Legend Shares (Materials, Metals & Mining) †144A	185,000	1,135,833
Torex Gold Resources Incorporated-Legend Shares (Materials, Metals & Mining) †	266,250	1,634,678
Wheaton Precious Metals Corporation (Materials, Metals & Mining)	12,950	263,855
Wheaton Precious Metals Corporation-U.S. Exchange Traded Shares (Materials, Metals & Mining)	380,000	7,740,600
Yamana Gold Incorporated (Materials, Metals & Mining)	500,000	1,381,612

		181,101,869

South Africa: 2.37%
AngloGold Ashanti Limited ADR (Materials, Metals & Mining)	755,591	7,170,560

United Kingdom: 11.91%
Centamin plc (Materials, Metals & Mining)	1,200,000	2,601,810
Fresnillo plc (Materials, Metals & Mining)	500,000	8,927,933

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Precious Metals Fund	Consolidated portfolio of investments—March 31, 2018

Security name		Shares	Value

United Kingdom (continued)
Hochschild Mining plc (Materials, Metals & Mining)		526,470	$1,473,883
Randgold Resources Limited ADR (Materials, Metals & Mining)		277,000	23,057,480

			36,061,106

United States: 13.45%
Newmont Mining Corporation (Materials, Metals & Mining)		605,455	23,655,127
Royal Gold Incorporated (Materials, Metals & Mining)		198,436	17,039,699

			40,694,826

Total Common Stocks (Cost $218,290,535)			283,792,409

		Troy ounces
Commodities: 4.25%
Gold Bullion †**		9,690	12,854,044

Total Commodities (Cost $5,772,407)			12,854,044

	Yield	Shares
Short-Term Investments: 1.63%

Investment Companies: 1.63%
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.54%	4,941,346	4,941,346

Total Short-Term Investments (Cost $4,941,346)			4,941,346

Total investments in securities (Cost $229,004,288)	99.64%	301,587,799
Other assets and liabilities, net	0.36	1,091,155

Total net assets	100.00%	$302,678,954

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

**	Represents an investment held in Special Investments (Cayman) SPC, the consolidated entity.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	11,654,511	119,863,191	126,576,356	4,941,346	$0	$0	$53,087	$4,941,346	1.63%

The accompanying notes are an integral part of these financial statements.

Consolidated statement of assets and liabilities—March 31, 2018	Wells Fargo Precious Metals Fund	13

Assets
Investments in unaffiliated securities, at value (cost $218,290,535)	$283,792,409
Investments in commodities, at value (cost $5,772,407)	12,854,044
Investments in affiliated securities, at value (cost $4,941,346)	4,941,346
Cash	76,256
Foreign currency, at value (cost $649,067)	648,054
Receivable for investments sold	1,406
Receivable for Fund shares sold	657,786
Receivable for dividends	824,673
Prepaid expenses and other assets	55,919

Total assets	303,851,893

Liabilities
Payable for Fund shares redeemed	670,700
Management fee payable	151,797
Administration fees payable	48,869
Distribution fees payable	21,628
Trustees’ fees and expenses payable	2,959
Accrued expenses and other liabilities	276,986

Total liabilities	1,172,939

Total net assets	$302,678,954

NET ASSETS CONSIST OF
Paid-in capital	$421,002,675
Accumulated net investment loss	(12,736)
Accumulated net realized losses on investments	(190,892,640)
Net unrealized gains on investments	72,581,655

Total net assets	$302,678,954

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$177,859,007
Shares outstanding – Class A1	5,422,358
Net asset value per share – Class A	$32.80
Maximum offering price per share – Class A2	$34.80
Net assets – Class C	$33,021,754
Shares outstanding – Class C1	1,135,318
Net asset value per share – Class C	$29.09
Net assets – Administrator Class	$9,147,981
Shares outstanding – Administrator Class[1]	276,499
Net asset value per share – Administrator Class	$33.09
Net assets – Institutional Class	$82,650,212
Shares outstanding – Institutional Class[1]	2,481,838
Net asset value per share – Institutional Class	$33.30

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Precious Metals Fund	Consolidated statement of operations—March 31, 2018

Investment income
Dividends (net of foreign withholding taxes of $149,869)	$2,536,280
Income from affiliated securities	53,087

Total investment income	2,589,367

Expenses
Management fee	2,352,199
Administration fees
Class A	457,760
Class B	43 [1]
Class C	84,751
Administrator Class	19,567
Institutional Class	115,006
Shareholder servicing fees
Class A	544,952
Class B	52 [1]
Class C	100,894
Administrator Class	37,427
Distribution fees
Class B	155 [1]
Class C	302,682
Custody and accounting fees	69,486
Professional fees	73,238
Registration fees	100,469
Shareholder report expenses	67,301
Trustees’ fees and expenses	20,950
Interest expense	2,025
Other fees and expenses	38,602

Total expenses	4,387,559
Less: Fee waivers and/or expense reimbursements	(612,569)

Net expenses	3,774,990

Net investment loss	(1,185,623)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(3,435,693)
Commodities	2,845,965

Net realized losses on investments	(589,728)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(22,203,670)
Commodities	(1,973,726)

Net change in unrealized gains (losses) on investments	(24,177,396)

Net realized and unrealized gains (losses) on investments	(24,767,124)

Net decrease in net assets resulting from operations	$(25,952,747)

[1]	For the period from April 1, 2017 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Consolidated statement of changes in net assets	Wells Fargo Precious Metals Fund	15

	Year ended March 31, 2018		Year ended March 31, 2017

Operations
Net investment loss		$(1,185,623)		$(2,691,281)
Net realized losses on investments		(589,728)		(13,480,723)
Net change in unrealized gains (losses) on investments		(24,177,396)		53,869,022

Net increase (decrease) in net assets resulting from operations		(25,952,747)		37,697,018

Distributions to shareholders from
Net investment income
Class A		(2,808,058)		(2,528,219)
Class C		(414,068)		(93,205)
Administrator Class		(169,120)		(171,836)
Institutional Class		(1,238,811)		(1,107,568)

Total distributions to shareholders		(4,630,057)		(3,900,828)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,343,343	47,874,671	3,226,333	129,043,997
Class C	71,931	2,255,869	176,439	6,487,911
Administrator Class	312,074	11,409,031	400,135	16,365,612
Institutional Class	1,240,353	44,707,060	2,035,032	80,762,220

		106,246,631		232,659,740

Reinvestment of distributions
Class A	76,499	2,579,538	73,573	2,335,195
Class C	12,259	367,387	2,603	73,806
Administrator Class	4,880	165,920	5,281	168,842
Institutional Class	34,049	1,164,824	32,082	1,030,807

		4,277,669		3,608,650

Payment for shares redeemed
Class A	(2,732,751)	(97,070,775)	(3,783,850)	(149,375,218)
Class B	(9,235)[1]	(291,832)[1]	(43,303)	(1,545,178)
Class C	(467,766)	(14,797,679)	(469,094)	(15,888,846)
Administrator Class	(463,024)	(16,820,569)	(471,423)	(17,496,401)
Institutional Class	(1,251,776)	(44,720,355)	(1,419,312)	(56,098,146)

		(173,701,210)		(240,403,789)

Net decrease in net assets resulting from capital share transactions		(63,176,910)		(4,135,399)

Total increase (decrease) in net assets		(93,759,714)		29,660,791

Net assets
Beginning of period		396,438,668		366,777,877

End of period		$302,678,954		$396,438,668

Undistributed (accumulated) net investment income (loss)		$(12,736)		$4,610,365

[1]	For the period from April 1, 2017 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Precious Metals Fund	Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS A	2018	2017	2016	2015	2014[1]
Net asset value, beginning of period	$35.99	$32.73	$28.99	$36.65	$53.59
Net investment income (loss)	(0.11)[2]	(0.22)[2]	(0.05)	(0.11)[2]	0.05 [2]
Net realized and unrealized gains (losses) on investments	(2.60)	3.85	3.79	(7.55)	(16.78)

Total from investment operations	(2.71)	3.63	3.74	(7.66)	(16.73)
Distributions to shareholders from
Net investment income	(0.48)	(0.37)	0.00	0.00	0.00
Net realized gains	0.00	0.00	0.00	0.00	(0.21)

Total distributions to shareholders	(0.48)	(0.37)	0.00	0.00	(0.21)
Net asset value, end of period	$32.80	$35.99	$32.73	$28.99	$36.65
Total return[3]	(7.56)%	11.24%	12.90%	(20.90)%	(31.17)%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.20%	1.23%	1.23%	1.22%
Net expenses	1.04%	1.09%	1.10%	1.10%	1.09%
Net investment income (loss)	(0.33)%	(0.57)%	(0.24)%	(0.30)%	0.12%
Supplemental data
Portfolio turnover rate	27%[4]	21%[4]	18%[4]	9%[4]	16%
Net assets, end of period (000s omitted)	$177,859	$242,423	$236,310	$211,477	$300,906

[1]	Amounts do not reflect the consolidated financial results of its wholly-owned subsidiary.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges.

[4]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these financial statements.

Consolidated financial highlights	Wells Fargo Precious Metals Fund	17

(For a share outstanding throughout each period)

	Year ended March 31
CLASS C	2018	2017	2016	2015	2014[1]
Net asset value, beginning of period	$32.07	$29.10	$25.97	$33.08	$48.76
Net investment loss	(0.33)[2]	(0.46)[2]	(0.24)[2]	(0.35)[2]	(0.22)[2]
Net realized and unrealized gains (losses) on investments	(2.30)	3.49	3.37	(6.76)	(15.25)

Total from investment operations	(2.63)	3.03	3.13	(7.11)	(15.47)
Distributions to shareholders from
Net investment income	(0.35)	(0.06)	0.00	0.00	0.00
Net realized gains	0.00	0.00	0.00	0.00	(0.21)

Total distributions to shareholders	(0.35)	(0.06)	0.00	0.00	(0.21)
Net asset value, end of period	$29.09	$32.07	$29.10	$25.97	$33.08
Total return[3]	(8.24)%	10.42%	12.05%	(21.49)%	(31.67)%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.95%	1.99%	1.98%	1.97%
Net expenses	1.79%	1.84%	1.85%	1.85%	1.84%
Net investment loss	(1.07)%	(1.32)%	(0.99)%	(1.06)%	(0.62)%
Supplemental data
Portfolio turnover rate	27%[4]	21%[4]	18%[4]	9%[4]	16%
Net assets, end of period (000s omitted)	$33,022	$48,710	$52,648	$59,074	$94,865

[1]	Amounts do not reflect the consolidated financial results of its wholly-owned subsidiary.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges.

[4]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Precious Metals Fund	Consolidated financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014[1]
Net asset value, beginning of period	$36.27	$32.98	$29.17	$36.82	$53.75
Net investment income (loss)	(0.09)[2]	(0.17)[2]	(0.03)[2]	(0.06)[2]	0.10 [2]
Net realized and unrealized gains (losses) on investments	(2.59)	3.87	3.84	(7.59)	(16.82)

Total from investment operations	(2.68)	3.70	3.81	(7.65)	(16.72)
Distributions to shareholders from
Net investment income	(0.50)	(0.41)	0.00	0.00	0.00
Net realized gains	0.00	0.00	0.00	0.00	(0.21)

Total distributions to shareholders	(0.50)	(0.41)	0.00	0.00	(0.21)
Net asset value, end of period	$33.09	$36.27	$32.98	$29.17	$36.82
Total return	(7.40)%	11.37%	13.06%	(20.78)%	(31.06)%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.12%	1.13%	1.07%	1.04%
Net expenses	0.91%	0.95%	0.96%	0.96%	0.95%
Net investment income (loss)	(0.25)%	(0.44)%	(0.10)%	(0.17)%	0.26%
Supplemental data
Portfolio turnover rate	27%[3]	21%[3]	18%[3]	9%[3]	16%
Net assets, end of period (000s omitted)	$9,148	$15,325	$16,114	$21,917	$32,230

[1]	Amounts do not reflect the consolidated financial results of its wholly-owned subsidiary.

[2]	Calculated based upon average shares outstanding

[3]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these financial statements.

Consolidated financial highlights	Wells Fargo Precious Metals Fund	19

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014[1]
Net asset value, beginning of period	$36.47	$33.21	$29.33	$36.96	$53.87
Net investment income (loss)	0.02	(0.09)[2]	0.02 [2]	0.01 [2]	0.16 [2]
Net realized and unrealized gains (losses) on investments	(2.67)	3.85	3.86	(7.64)	(16.86)

Total from investment operations	(2.65)	3.76	3.88	(7.63)	(16.70)
Distributions to shareholders from
Net investment income	(0.52)	(0.50)	0.00	0.00	0.00
Net realized gains	0.00	0.00	0.00	0.00	(0.21)

Total distributions to shareholders	(0.52)	(0.50)	0.00	0.00	(0.21)
Net asset value, end of period	$33.30	$36.47	$33.21	$29.33	$36.96
Total return	(7.27)%	11.49%	13.23%	(20.64)%	(30.95)%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.88%	0.88%	0.80%	0.79%
Net expenses	0.73%	0.79%	0.80%	0.79%	0.78%
Net investment income (loss)	0.01%	(0.24)%	0.06%	0.03%	0.41%
Supplemental data
Portfolio turnover rate	27%[3]	21%[3]	18%[3]	9%[3]	16%
Net assets, end of period (000s omitted)	$82,650	$89,680	$60,156	$43,014	$41,993

[1]	Amounts do not reflect the consolidated financial results of its wholly-owned subsidiary.

[2]	Calculated based upon average shares outstanding

[3]	Portfolio turnover rate includes the purchases and sales transactions of its wholly-owned subsidiary.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Precious Metals Fund	Notes to consolidated financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Precious Metals Fund (the “Fund”) which is a non-diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. INVESTMENT IN SUBSIDIARY

The Fund invests in precious metals and minerals through Special Investments (Cayman) SPC (the “Subsidiary”), a wholly-owned subsidiary incorporated on May 3, 2005 under the laws of the Cayman Islands as an exempted segregated portfolio company with limited liability. As of March 31, 2018, the Subsidiary held $12,854,044 in gold bullion representing 100% of its net assets. The Fund is the sole shareholder of the Subsidiary. As of March 31, 2018, the Fund held $12,807,583 in the Subsidiary, representing 4.23% of the Fund’s net assets.

The consolidated financial statements of the Fund include the financial results of its wholly-owned subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary and the consolidated financial statements include the accounts of the Fund and the Subsidiary. Accordingly, all interfund balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation.

3. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in commodities are valued at their last traded price.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”)

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2018, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the

Notes to consolidated financial statements	Wells Fargo Precious Metals Fund	21

Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the

22	Wells Fargo Precious Metals Fund	Notes to consolidated financial statements

Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2018, the aggregate cost of all investments for federal income tax purposes was $243,705,071 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$84,145,104
Gross unrealized losses	(26,262,376)
Net unrealized gains	$57,882,728

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities, net operating losses, and passive foreign investment companies. At March 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized losses on investments
$(610,528)	$1,192,579	$(582,051)

As of March 31, 2018, the Fund had capital loss carryforwards which consist of $25,473,541 in short-term capital losses and $150,718,316 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

4. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to consolidated financial statements	Wells Fargo Precious Metals Fund	23

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Australia	$0	$18,764,048	$0	$18,764,048
Canada	156,555,396	24,546,473	0	181,101,869
South Africa	7,170,560	0	0	7,170,560
United Kingdom	23,057,480	13,003,626	0	36,061,106
United States	40,694,826	0	0	40,694,826

Commodities	12,854,044	0	0	12,854,044

Short-term investments
Investment companies	4,941,346	0	0	4,941,346
Total assets	$245,273,652	$56,314,147	$0	$301,587,799

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2018, fair value pricing was used in pricing certain foreign securities and common stocks valued at $24,651,807 were transferred from Level 1 to Level 2 within the fair value hierarchy. The Fund did not have any transfers into/out of Level 3.

5. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.65% and declining to 0.48% as the average daily net assets of the Fund increase. For the year ended March 31, 2018, the management fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

The Subsidiary has entered into a separate advisory contract with Funds Management to manage the investment and reinvestment of its assets in conformity with its investment objectives and restrictions. Under this agreement, the Subsidiary does not pay Funds Management a fee for its services.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.40% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Administrator Class, Institutional Class	0.13

24	Wells Fargo Precious Metals Fund	Notes to consolidated financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.09% for Class A shares, 1.84% for Class C shares, 0.95% for Administrator Class shares, and 0.79% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2018, Funds Distributor received $14,703 from the sale of Class A shares and $102 in contingent deferred sales charges from redemptions of Class C shares, respectively. No contingent deferred sales charges were incurred by Class A and Class B shares for the year ended March 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

6. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2018 were $96,558,564 and $166,398,137, respectively. These amounts include purchases and sales transactions of the Subsidiary.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

During the year ended March 31, 2018, the Fund had average borrowings outstanding of $81,984 at an average interest rate of 2.47% and paid interest in the amount of $2,025.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $4,630,057 and $3,900,828 of ordinary income for the years ended March 31, 2018 and March 31, 2017, respectively.

As of March 31, 2018, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Capital loss carryforward
$57,880,872	$(176,191,857)

Notes to consolidated financial statements	Wells Fargo Precious Metals Fund	25

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in precious metals companies and, therefore, may be more affected by changes in the precious metals sector than a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26	Wells Fargo Precious Metals Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of the Wells Fargo Precious Metals Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, including the consolidated portfolio of investments, as of March 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related consolidated notes (collectively, the “consolidated financial statements”) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 23, 2018

Other information (unaudited)	Wells Fargo Precious Metals Fund	27

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 5.18% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $2,556,657 of income dividends paid during the fiscal year ended March 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2018, $24,539 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended March 31, 2018. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Precious Metals Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Precious Metals Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell*** (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny**** (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson***** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock***** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Jane Freeman became Chair Liaison effective January 1, 2018.

***	Olivia Mitchell became Chairman of the Governance Committee effective January 1, 2018.

****	Timothy Penny became Chairman effective January 1, 2018.

*****	James Polisson and Pamela Wheelock each became a Trustee effective January 1, 2018.

30	Wells Fargo Precious Metals Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn* (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
C. David Messman** (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

**	David Messman was the Secretary and Chief Legal Officer until April 16, 2018.

List of abbreviations	Wells Fargo Precious Metals Fund	31

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
INR	— Indian rupee
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Agency
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SIFMA	— Securities Industry and Financial Markets Association
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

309987 05-18 A316/AR316 03-18

Annual Report

March 31, 2018

Wells Fargo Specialized Technology Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Specialized Technology Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Specialized Technology Fund for the 12-month period that ended March 31, 2018. During the last three quarters of 2017, investors enjoyed consistently rising equity values globally. Short-term interest rates tended to increase, while long-term rates remained flat to lower. During the final two months of the first quarter of 2018, equity market volatility returned, stocks reversed year-to-date gains, and bond yields rose while prices fell.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 13.99% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 16.53%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 24.93%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 1.20% and the Bloomberg Barclays Municipal Bond Index5 added 2.66% while fixed-income investments outside the U.S. gained 11.75%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.6 The ICE BofAML U.S. High Yield Index7 earned 3.69%.

Through the last nine months of 2017, stocks advanced on synchronized global growth, which led to higher investor and consumer confidence. The first quarter of 2018 began with strong stock market gains in January. A strong January 2018 U.S. employment report and inflation concerns prompted equity volatility in February. Investor optimism for growth was supplanted with concerns over trade tensions, increased interest rates, and the prospect of new data privacy regulations.

Reactions to U.S. interest rate increases were uneven across the yield curve and globally.

The U.S. Federal Reserve (Fed) increased the federal funds rate three times during the 12-month period for a combined 75 basis points (bps; 100 bps equals 1.00%). Following an increase in March 2017, short-term bond yields in the U.S. rose while longer-term Treasury yields were little changed. Municipal bond returns were positive, helped by strong demand and constrained new-issue supply. The Fed raised the target interest rate once again in June 2017 to a range of 1.00% to 1.25%. Ten-year U.S. Treasury yields declined, the yield curve flattened, and long-term bond prices benefited.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[7]	The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Specialized Technology Fund	3

Internationally, central banks maintained low interest rates and accommodative monetary policies that supported business activity and stock values in foreign markets. A weaker U.S. dollar was generally supportive of business activity in regions around the globe. The Bank of Japan continued its accommodative monetary policies, and industrial production, retail sales, and fixed asset investment increased in China.

Growth continued through the summer of 2017.

Globally, stocks moved higher during the third quarter of 2017. Low inflation and interest rates supported accelerating global economic growth and corporate earnings. Brief episodes of geopolitical tensions, often associated with North Korea’s advancing nuclear missile program, flaring conflicts in the Middle East, and uncertainty surrounding U.S. trade policies, did not discourage investing activity.

In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate. Stocks in international developed and emerging markets continued to benefit from improving economic growth.

Positive economic and market news continued as 2017 closed and 2018 began.

During the fourth quarter of 2017, stock markets continued the move higher. Third-quarter economic output in the U.S. grew at a 3.2% annual rate. The unemployment rate fell to a 17-year low of 4.1%. Tax reform passed and wage growth data improved, encouraging increased business and consumer spending.

Fed officials announced in October 2017 plans to begin unwinding its $4.5 trillion portfolio of bonds and other assets accumulated during rounds of quantitative easing conducted since the 2008–2009 recession. Still, restrained inflation kept long-term bond rates steady and the flattened yield curve persisted. The Fed raised the federal funds rate target to a range of 1.25% to 1.50% in December 2017 and began selling bonds held in its portfolio.

2018 opened with continued stock advances, then volatility.

Improving business and economic data globally continued to support stocks through January 2018. Political wrangling in the U.S. over budget resolutions could not dissuade investors from buying stocks as payrolls and factory orders increased. Long-term interest rates in the U.S. trended higher as the yield curve steepened—the 10-year Treasury rate moved from 2.46% to 2.84% and the 30-year rate moved from 2.81% to 3.08% during January 2018.

Investor sentiment shifted in February as inflation concerns emerged in the U.S. when readings from the Producer Price Index in January rose 2.5% year over year. During February, the U.S. market endured a loss from January’s high of nearly 12% before recovering much of that loss. The Fed raised the federal funds rate in March 2018. Bond yields rose across the yield curve.

During January 2018, purchasing managers’ indices in China, the eurozone, India, and Japan reported data for December that indicated continued growth. Despite positive economic signals and business fundamentals, international stock values fell during February and March 2018, swept up in the selling momentum in U.S. markets.

Globally, stocks moved higher during the third quarter of 2017.

During February, the U.S. market endured a loss from January’s high of nearly 12% before recovering much of that loss.

4	Wells Fargo Specialized Technology Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Specialized Technology Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Allianz Global Investors U.S. LLC

Portfolio managers

Huachen Chen, CFA®

Walter C. Price, Jr., CFA®

Average annual total returns (%) as of March 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFSTX)	9-18-2000	30.43	20.00	13.59	38.41	21.43	14.26	1.42	1.41
Class C (WFTCX)	9-18-2000	36.45	20.51	13.40	37.45	20.51	13.40	2.17	2.16
Administrator Class (WFTDX)	7-30-2010	–	–	–	38.55	21.59	14.40	1.34	1.31
Institutional Class (WFTIX)	10-31-2016	–	–	–	38.91	21.65	14.43	1.09	1.06
S&P North American Technology Index[4]	–	–	–	–	31.12	21.40	14.81	–	–
S&P 500 Index[5]	–	–	–	–	13.99	13.31	9.49	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A fund’s performance, especially for short time periods, should not be the sole factor in making your investment decision.

While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in technology related stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Funds that concentrate their investments in limited sectors, such as information technology, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to convertible securities risk, foreign investment risk, non-diversification risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Specialized Technology Fund	7

Growth of $10,000 investment as of March 31, 2018[6]

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns for Administrator Class shares would be higher. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through August 1, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	The S&P North American Technology Index is a modified market-capitalization-weighted index of select technology stocks. You cannot invest directly in an index.

[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the S&P North American Technology Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

8	Wells Fargo Specialized Technology Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed the S&P North American Technology Index for the 12-month period that ended March 31, 2018.

∎	The primary drivers for the Fund’s absolute and relative performance include our overweights to some high-growth software companies as well as strong stock selection within the semiconductor industry.

∎	The Fund’s underweight to some mega-cap information technology (IT) companies, such as Amazon.com, Incorporated, and Microsoft Corporation, detracted from relative performance. While the underweight positions hurt relative performance, these stocks remain key holdings in the Fund and our positions helped absolute returns.

The concerns over the health of the global economy that weighed on investor sentiment for much of 2016 dissipated in 2017. Over the past 12 months, the global economy experienced a synchronized economic upturn, led by the U.S. This was supportive for corporate earnings, which in many cases remained robust.

The IT sector’s performance was particularly strong, fueled by multiple factors, including robust earnings growth.

We believe one of the most attractive qualities of the IT sector is the regular emergence of new and disruptive trends. Many of these new technologies potentially could expand the influence of technology into other areas of the economy as well as draw value from predecessor technologies within the sector. Our primary goal continues to be to identify these major trends ahead of the crowd and invest in the emerging leaders.

Over the 12-month period, we increased our exposure to selected software and storage and equipment companies benefiting from the accelerating adoption of cloud computing and software-as-a-service solutions. Many of these stocks performed well due to higher demand for their innovative product offerings, which led to consistently strong earnings growth. Conversely, after very strong performance from the semiconductor stocks in the Fund, the team reduced exposure to the industry. We believe the semiconductor industry should continue to benefit from higher demand and tighter supply in the near term, but the risk/reward profile is not as compelling as it was a year ago.

Overweights to Square and ServiceNow were the primary contributors to the Fund’s performance.

The Fund’s overweight to Square, Incorporated, was the top contributor during the period. The company develops business management software for small and medium-size businesses and monetizes many of these products through transaction processing. The company continues to execute well against its long-term goals. We believe Square is unique in the payments-processing space due to its ability to expand payments processing and software solutions to previously untapped markets.

The Fund’s overweight to ServiceNow, Incorporated, was also among the top contributors during the period. The company has expanded its product offerings and created a platform that can automate workflow processes across multiple departments of an enterprise. As the company closes a greater number of larger-size deals, many of which are subscription-based, we expect to see earnings growth over time.

Other top contributors to relative returns included an overweight to Paycom Software, Incorporated; an underweight to Oracle Corporation;* and not owning IBM Corporation.

The portfolio’s underweight to some mega-cap IT companies such as Amazon and Microsoft detracted from relative performance. We maintain a positive long-term view of these companies; however, the benchmark is heavily concentrated in the largest IT companies. The combined weight of the benchmark’s top five holdings is over 39%. The team prefers to spread the Fund’s risks and theme exposures across a larger variety of stocks, as we believe this approach offers a more attractive risk/reward profile.

The Fund’s underweight to Amazon was the top detractor from relative returns. The company has demonstrated robust top-line growth as well as significant operational efficiency. Amazon remains the clear leader in the e-commerce and cloud infrastructure markets as it continues to develop new products and services that enhance customer loyalty.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Specialized Technology Fund	9

The Fund’s underweight to Microsoft was also among the top detractors from relative performance. Microsoft has been investing in data centers and developing partnerships to boost sales of its main cloud products, which appear to be paying off for the company. We believe Microsoft’s push toward more innovative products and services should drive strong long-term sales and profit growth. Other top detractors from relative returns included an overweight to Tesla Motors, Incorporated; an underweight to PayPal Holdings, Incorporated; and not owning Intel Corporation.

We retain an optimistic outlook for the IT sector and for the Fund.

Looking forward, we continue to believe the IT sector may provide some of the stock markets’ best absolute- and relative-return opportunities, especially for bottom-up stock pickers like us. We have observed a wave of innovation within the sector that we believe could produce attractive returns for companies offering best-in-class solutions. We also see a number of companies with present valuations that, in our view, do not fully reflect positive company-specific and/or industry-specific tailwinds. We believe some of the attractive growth themes include cloud computing, auto technology, artificial intelligence, and robotics.

Ten largest holdings (%) as of March 31, 2018[7]
Amazon.com Incorporated	6.39
Microsoft Corporation	5.65
Micron Technology Incorporated	4.21
ServiceNow Incorporated	4.00
NetApp Incorporated	3.71
Square Incorporated Class A	3.62
Netflix Incorporated	3.28
Arista Networks Incorporated	3.11
Apple Incorporated	3.05
DXC Technology Company	3.05

Industry distribution as of March 31, 2018[8]

Please see footnotes on page 7.

10	Wells Fargo Specialized Technology Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2017	Ending account value 3-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,180.37	$7.61	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.05	1.40%
Class C
Actual	$1,000.00	$1,175.96	$11.66	2.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.21	$10.80	2.15%
Administrator Class
Actual	$1,000.00	$1,180.58	$7.12	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.59	1.31%
Institutional Class
Actual	$1,000.00	$1,181.87	$5.77	1.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.34	1.06%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2018	Wells Fargo Specialized Technology Fund	11

Security name	Shares	Value

Common Stocks: 96.21%

Consumer Discretionary: 10.26%

Automobiles: 0.46%
Tesla Motors Incorporated †	7,185	$1,912,144

Internet & Direct Marketing Retail: 9.80%
Amazon.com Incorporated †	18,360	26,573,162
Ctrip.com International Limited ADR †	12,040	564,294
JD.com Incorporated ADR †	595	24,092
Netflix Incorporated †	46,165	13,634,833

		40,796,381

Health Care: 0.27%

Health Care Technology: 0.27%
Veeva Systems Incorporated Class A †	15,065	1,100,046

Industrials: 0.27%

Professional Services: 0.27%
51job Incorporated ADR †	13,040	1,121,962

Information Technology: 85.41%

Communications Equipment: 7.45%
Arista Networks Incorporated †	50,770	12,961,581
Cisco Systems Incorporated	145,345	6,233,847
Palo Alto Networks Incorporated †	65,010	11,800,615

		30,996,043

Electronic Equipment, Instruments & Components: 1.73%
CDW Corporation of Delaware	6,890	484,436
Cognex Corporation	52,955	2,753,130
Dolby Laboratories Incorporated Class A	8,125	516,425
Flex Limited †	27,390	447,279
IPG Photonics Corporation †	12,735	2,972,094

		7,173,364

Internet Software & Services: 13.27%
Alibaba Group Holding Limited ADR †	32,620	5,987,075
Alphabet Incorporated Class A †	9,630	9,987,658
Alphabet Incorporated Class C †	7,095	7,320,550
Baidu Incorporated ADR †	5,020	1,120,414
Dropbox Incorporated Class A «†	3,935	122,969
Facebook Incorporated Class A †	54,080	8,641,443
MercadoLibre Incorporated	1,600	570,224
MongoDB Incorporated «†	40,380	1,752,492
MuleSoft Incorporated Class A †	52,319	2,300,990
NetEase Incorporated ADR	6,975	1,955,720
Okta Incorporated †	146,085	5,821,487
Tencent Holdings Limited	98,000	5,260,595

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Specialized Technology Fund	Portfolio of investments—March 31, 2018

Security name	Shares	Value

Internet Software & Services (continued)
Yandex NV Class A †	97,175	$3,833,554
Yelp Incorporated †	13,370	558,198

		55,233,369

IT Services: 11.58%
Amadeus IT Holding SA Class A	14,685	1,086,736
Capgemini SA	8,150	1,016,911
Cognizant Technology Solutions Corporation Class A	46,650	3,755,325
DXC Technology Company	126,140	12,680,854
Global Payments Incorporated	25,625	2,857,700
MasterCard Incorporated Class A	7,700	1,348,732
PayPal Holdings Incorporated †	77,295	5,864,372
Square Incorporated Class A †	306,310	15,070,452
Total System Services Incorporated	35,840	3,091,558
Visa Incorporated Class A	7,485	895,356
Worldpay Incorporated Class A †	6,370	523,869

		48,191,865

Semiconductors & Semiconductor Equipment: 15.62%
ams AG	2,625	275,652
Applied Materials Incorporated	15,610	868,072
ASML Holding NV «	5,625	1,116,900
Broadcom Limited	7,595	1,789,762
Cree Incorporated †	115,665	4,662,456
Infineon Technologies AG	168,275	4,525,457
Lam Research Corporation	33,950	6,897,282
Marvell Technology Group Limited	138,395	2,906,295
Microchip Technology Incorporated «	103,960	9,497,786
Micron Technology Incorporated †	335,955	17,516,694
NVIDIA Corporation	26,900	6,229,771
ON Semiconductor Corporation †	79,180	1,936,743
SK Hynix Incorporated	38,270	2,931,940
Teradyne Incorporated	84,320	3,854,267

		65,009,077

Software: 28.10%
Adobe Systems Incorporated †	3,100	669,848
Atlassian Corporation plc Class A †	15,055	811,766
Autodesk Incorporated †	13,235	1,662,051
FireEye Incorporated †	66,810	1,131,093
Guidewire Software Incorporated †	9,130	737,978
HubSpot Incorporated †	13,265	1,436,600
Microsoft Corporation	257,490	23,501,112
Nintendo Company Limited	7,000	3,109,912
Paycom Software Incorporated «†	100,675	10,811,488
Proofpoint Incorporated †	99,550	11,313,858
RealPage Incorporated †	10,555	543,583
Red Hat Incorporated †	30,235	4,520,435
RingCentral Incorporated Class A †	80,820	5,132,070

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2018	Wells Fargo Specialized Technology Fund	13

Security name		Shares	Value

Software (continued)
Salesforce.com Incorporated †		90,180	$10,487,934
ServiceNow Incorporated †		100,695	16,659,988
Sophos Group plc 144A		610,170	3,716,800
Splunk Incorporated †		33,125	3,259,169
Tableau Software Incorporated Class A †		22,585	1,825,320
Take-Two Interactive Software Incorporated †		26,945	2,634,682
Temenos Group AG		19,010	2,279,475
Workday Incorporated Class A †		84,075	10,686,770

			116,931,932

Technology Hardware, Storage & Peripherals: 7.66%
Apple Incorporated		75,755	12,710,174
HP Incorporated		77,620	1,701,430
NetApp Incorporated		250,550	15,456,430
Pure Storage Incorporated Class A †		101,095	2,016,845

			31,884,879

Total Common Stocks (Cost $253,789,054)			400,351,062

	Yield
Short-Term Investments: 6.40%

Investment Companies: 6.40%
Securities Lending Cash Investment LLC (l)(r)(u)	1.89%	23,934,530	23,936,923
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.54	2,705,051	2,705,051

Total Short-Term Investments (Cost $26,641,974)			26,641,974

Total investments in securities (Cost $280,431,028)	102.61%	426,993,036
Other assets and liabilities, net	(2.61)	(10,860,523)

Total net assets	100.00%	$416,132,513

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty	Settlement date	Unrealized gains	Unrealized losses
398,807 USD	42,340,819 JPY	Northern Trust Company¤¤	4-4-2018	$860	$0

¤¤	Transactions can only be closed with the originating counterparty.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Specialized Technology Fund	Portfolio of investments—March 31, 2018

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	10,457,879	308,046,500	294,569,849	23,934,530	$23	$0	$63,668	$23,936,923
Wells Fargo Government Money Market Fund Select Class	15,382,494	138,533,213	151,210,656	2,705,051	0	0	138,838	2,705,051

					$23	$0	$202,506	$26,641,974	6.40%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—March 31, 2018	Wells Fargo Specialized Technology Fund	15

Assets
Investments in unaffiliated securities (including $20,915,947 of securities loaned), at value (cost $253,789,054)	$400,351,062
Investments in affiliated securities, at value (cost $26,641,974)	26,641,974
Cash	296
Foreign currency, at value (cost $25)	25
Receivable for investments sold	45,446,065
Receivable for Fund shares sold	661,339
Receivable for dividends	146,633
Receivable for securities lending income	7,688
Unrealized gains on forward foreign currency contracts	860
Prepaid expenses and other assets	38,117

Total assets	473,294,059

Liabilities
Payable for Fund shares redeemed	28,307,082
Payable upon receipt of securities loaned	23,936,900
Payable for investments purchased	4,290,980
Management fee payable	356,823
Administration fees payable	80,744
Distribution fee payable	10,835
Trustees’ fees and expenses payable	1,453
Accrued expenses and other liabilities	176,729

Total liabilities	57,161,546

Total net assets	$416,132,513

NET ASSETS CONSIST OF
Paid-in capital	$188,277,070
Accumulated net investment loss	(860)
Accumulated net realized gains on investments	81,293,333
Net unrealized gains on investments	146,562,970

Total net assets	$416,132,513

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$353,552,363
Shares outstanding – Class A1	25,104,692
Net asset value per share – Class A2	$14.08
Maximum offering price per share – Class A	$14.94
Net assets – Class C	$15,931,665
Shares outstanding – Class C1	1,399,389
Net asset value per share – Class C	$11.38
Net assets – Administrator Class	$19,139,894
Shares outstanding – Administrator Class[1]	1,334,330
Net asset value per share – Administrator Class	$14.34
Net assets – Institutional Class	$27,508,591
Shares outstanding – Institutional Class[1]	1,913,712
Net asset value per share – Institutional Class	$14.37

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Specialized Technology Fund	Statement of operations—year ended March 31, 2018

Investment income
Dividends (net of foreign withholding taxes of $33,098)	$2,458,912
Income from affiliated securities	202,506

Total investment income	2,661,418

Expenses
Management fee	3,554,835
Administration fees
Class A	651,851
Class C	30,089
Administrator Class	68,684
Institutional Class	29,877
Shareholder servicing fees
Class A	776,014
Class C	35,820
Administrator Class	132,084
Distribution fee
Class C	107,460
Custody and accounting fees	31,943
Professional fees	49,261
Registration fees	85,504
Shareholder report expenses	58,851
Trustees’ fees and expenses	23,028
Other fees and expenses	13,734

Total expenses	5,649,035
Less: Fee waivers and/or expense reimbursements	(19,292)

Net expenses	5,629,743

Net investment loss	(2,968,325)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	85,427,800
Affiliated securities	23
Forward foreign currency contracts	35,766

Net realized gains on investments	85,463,589

Net change in unrealized gains (losses) on:
Unaffiliated securities	45,514,804
Forward foreign currency contracts	860

Net change in unrealized gains (losses) on investments	45,515,664

Net realized and unrealized gains (losses) on investments	130,979,253

Net increase in net assets resulting from operations	$128,010,928

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Specialized Technology Fund	17

	Year ended March 31, 2018		Year ended March 31, 2017

Operations
Net investment loss		$(2,968,325)		$(941,513)
Net realized gains on investments		85,463,589		34,096,006
Net change in unrealized gains (losses) on investments		45,515,664		34,389,614

Net increase in net assets resulting from operations		128,010,928		67,544,107

Distributions to shareholders from
Net realized gains
Class A		(22,775,603)		(14,880,730)
Class C		(1,248,847)		(848,385)
Administrator Class		(3,999,359)		(1,833,645)
Institutional Class		(1,741,744)		(171,234)[1]

Total distributions to shareholders		(29,765,553)		(17,733,994)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,084,687	27,533,950	1,119,979	11,186,546
Class B	N/A	N/A	3,850 [2]	30,758 [2]
Class C	192,101	2,045,595	126,948	1,060,179
Administrator Class	1,546,441	19,850,044	1,074,890	11,187,307
Institutional Class	564,328	7,724,961	1,879,809 [1]	20,363,858 [1]

		57,154,550		43,828,648

Reinvestment of distributions
Class A	1,731,116	22,071,725	1,487,581	14,459,290
Class C	116,005	1,198,329	96,557	779,219
Administrator Class	307,642	3,990,121	165,740	1,635,859
Institutional Class	123,913	1,610,864	17,366 [1]	171,234 [1]

		28,871,039		17,045,602

Payment for shares redeemed
Class A	(3,040,823)	(38,796,202)	(6,802,529)	(69,234,485)
Class B	N/A	N/A	(19,232)[2]	(163,421)[2]
Class C	(323,924)	(3,371,408)	(549,746)	(4,592,945)
Administrator Class	(4,102,652)	(57,561,216)	(1,059,277)	(10,759,802)
Institutional Class	(561,375)	(7,267,274)	(110,329)[1]	(1,179,831)[1]

		(106,996,100)		(85,930,484)

Net decrease in net assets resulting from capital share transactions		(20,970,511)		(25,056,234)

Total increase in net assets		77,274,864		24,753,879

Net assets
Beginning of period		338,857,649		314,103,770

End of period		$416,132,513		$338,857,649

Undistributed (accumulated) net investment income (loss)		$(860)		$0

[1]	For the period from October 31, 2016 (commencement of class operations) to March 31, 2017

[2]	For the period from April 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Specialized Technology Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$10.95	$9.39	$10.74	$10.65	$8.15
Net investment loss	(0.10)[1]	(0.03)[1]	(0.06)	(0.06)	(0.06)
Net realized and unrealized gains (losses) on investments	4.20	2.17	0.02	1.43	3.07

Total from investment operations	4.10	2.14	(0.04)	1.37	3.01
Distributions to shareholders from
Net realized gains	(0.97)	(0.58)	(1.31)	(1.28)	(0.51)
Net asset value, end of period	$14.08	$10.95	$9.39	$10.74	$10.65
Total return[2]	38.41%	23.55%	(0.66)%	13.24%	37.27%
Ratios to average net assets (annualized)
Gross expenses	1.41%	1.44%	1.45%	1.52%	1.60%
Net expenses	1.41%	1.44%	1.45%	1.51%	1.56%
Net investment loss	(0.75)%	(0.28)%	(0.53)%	(0.58)%	(0.63)%
Supplemental data
Portfolio turnover rate	109%	131%	153%	119%	132%
Net assets, end of period (000s omitted)	$353,552	$266,329	$267,811	$168,108	$154,833

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Specialized Technology Fund	19

(For a share outstanding throughout each period)

	Year ended March 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$9.06	$7.92	$9.33	$9.47	$7.35
Net investment loss	(0.16)	(0.09)[1]	(0.12)[1]	(0.13)[1]	(0.12)[1]
Net realized and unrealized gains (losses) on investments	3.45	1.81	0.02	1.27	2.75

Total from investment operations	3.29	1.72	(0.10)	1.14	2.63
Distributions to shareholders from
Net realized gains	(0.97)	(0.58)	(1.31)	(1.28)	(0.51)
Net asset value, end of period	$11.38	$9.06	$7.92	$9.33	$9.47
Total return[2]	37.45%	22.59%	(1.45)%	12.44%	36.14%
Ratios to average net assets (annualized)
Gross expenses	2.16%	2.19%	2.20%	2.27%	2.35%
Net expenses	2.16%	2.19%	2.20%	2.26%	2.31%
Net investment loss	(1.49)%	(1.03)%	(1.34)%	(1.33)%	(1.38)%
Supplemental data
Portfolio turnover rate	109%	131%	153%	119%	132%
Net assets, end of period (000s omitted)	$15,932	$12,827	$13,797	$14,143	$10,907

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Specialized Technology Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$11.12	$9.52	$10.86	$10.74	$8.20
Net investment loss	(0.09)[1]	(0.02)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gains (losses) on investments	4.28	2.20	0.02	1.45	3.10

Total from investment operations	4.19	2.18	(0.03)	1.40	3.05
Distributions to shareholders from
Net realized gains	(0.97)	(0.58)	(1.31)	(1.28)	(0.51)
Net asset value, end of period	$14.34	$11.12	$9.52	$10.86	$10.74
Total return	38.55%	23.65%	(0.56)%	13.42%	37.54%
Ratios to average net assets (annualized)
Gross expenses	1.33%	1.36%	1.35%	1.36%	1.44%
Net expenses	1.32%	1.33%	1.33%	1.35%	1.40%
Net investment loss	(0.66)%	(0.17)%	(0.48)%	(0.42)%	(0.48)%
Supplemental data
Portfolio turnover rate	109%	131%	153%	119%	132%
Net assets, end of period (000s omitted)	$19,140	$39,833	$32,373	$31,842	$31,681

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Specialized Technology Fund	21

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2018	2017[1]
Net asset value, beginning of period	$11.12	$10.42
Net investment income (loss)	(0.05)	0.01 [2]
Net realized and unrealized gains (losses) on investments	4.27	1.27

Total from investment operations	4.22	1.28
Distributions to shareholders from
Net realized gains	(0.97)	(0.58)
Net asset value, end of period	$14.37	$11.12
Total return[3]	38.91%	12.97%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.11%
Net expenses	1.07%	1.08%
Net investment income (loss)	(0.40)%	0.17%
Supplemental data
Portfolio turnover rate	109%	131%
Net assets, end of period (000s omitted)	$27,509	$19,869

[1]	For the period from October 31, 2016 (commencement of class operations) to March 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Specialized Technology Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Specialized Technology Fund (the “Fund”) which is a non-diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2018, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent

Notes to financial statements	Wells Fargo Specialized Technology Fund	23

broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

24	Wells Fargo Specialized Technology Fund	Notes to financial statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2018, the aggregate cost of all investments for federal income tax purposes was $282,487,305 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$146,003,779
Gross unrealized losses	(1,497,188)
Net unrealized gains	$144,506,591

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses. At March 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$2,967,465	$(2,967,465)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy

Notes to financial statements	Wells Fargo Specialized Technology Fund	25

based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$42,708,525	$0	$0	$42,708,525
Health care	1,100,046	0	0	1,100,046
Industrials	1,121,962	0	0	1,121,962
Information technology	331,217,051	24,203,478	0	355,420,529

Short-term investments
Investment companies	2,705,051	0	0	2,705,051
Investments measured at net asset value*				23,936,923
	378,852,635	24,203,478	0	426,993,036
Forward foreign currency contracts	0	860	0	860
Total assets	$378,852,635	$24,204,338	$0	$426,993,896

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $23,936,923 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Forward foreign currency contracts are reported at their cumulative unrealized gains (losses) at measurement date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2018, fair value pricing was used in pricing certain foreign securities and common stocks valued at $9,786,052 were transferred between Level 1 and Level 2 within the fair value hierarchy. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.88% and declining to 0.78% as the average daily net assets of the Fund increase. Prior to September 1, 2017, Funds Management received a fee at an annual rate which started at 0.90% and declined to 0.78% as the average daily net assets of the Fund decreased. For the year ended March 31, 2018, the management fee was equivalent to an annual rate of 0.89% of the Fund’s average daily net assets.

26	Wells Fargo Specialized Technology Fund	Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Allianz Global Investors U.S. LLC, which is not an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.80% and declining to 0.55% as the average daily net assets of the Fund increase. Prior to September 1, 2017, the subadviser received an annual fee which started at 0.90% and declined to 0.55% as the average daily net assets of the Fund increased.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through August 1, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.41% for Class A shares, 2.16% for Class C shares, 1.31% for Administrator Class shares, and 1.06% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to September 1, 2017, the Fund’s expenses were capped at 1.50% for Class A shares, 2.25% for Class C shares, 1.33% for Administrator Class shares, and 1.08% for Institutional Class shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended March 31, 2018, Funds Distributor received $17,760 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended March 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell investment securities to other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2018 were $417,783,105 and $476,752,552, respectively.

Notes to financial statements	Wells Fargo Specialized Technology Fund	27

6. DERIVATIVE TRANSACTIONS

During the year ended March 31, 2018, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $82,460 and $22,124 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended March 31, 2018.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Northern Trust Company	$860	$0	$0	$860

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended March 31, 2018, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended March 31, 2018 and March 31, 2017 were as follows:

	Year ended March 31
	2018	2017
Ordinary income	$7,805,610	$0
Long-term capital gain	21,959,943	17,733,994

As of March 31, 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$30,325,807	$53,022,944	$144,506,693

28	Wells Fargo Specialized Technology Fund	Notes to financial statements

9. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in technology companies and, therefore, would be more affected by changes in the technology sector than would be a fund whose investments are not heavily weighted in the sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Specialized Technology Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Wells Fargo Specialized Technology Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 23, 2018

30	Wells Fargo Specialized Technology Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 46.67% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2018.

Pursuant to Section 852 of the Internal Revenue Code, $21,959,943 was designated as a 20% rate gain distribution for the fiscal year ended March 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $3,642,761 of income dividends paid during the fiscal year ended March 31, 2018 has been designated as qualified dividend income (QDI).

For the fiscal year ended March 31, 2018, $7,805,610 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Specialized Technology Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Specialized Technology Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell*** (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny**** (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson***** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock***** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Jane Freeman became Chair Liaison effective January 1, 2018.

***	Olivia Mitchell became Chairman of the Governance Committee effective January 1, 2018.

****	Timothy Penny became Chairman effective January 1, 2018.

*****	James Polisson and Pamela Wheelock each became a Trustee effective January 1, 2018.

Other information (unaudited)	Wells Fargo Specialized Technology Fund	33

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn* (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
C. David Messman** (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

**	David Messman was the Secretary and Chief Legal Officer until April 16, 2018.

34	Wells Fargo Specialized Technology Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
INR	— Indian rupee
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Agency
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SIFMA	— Securities Industry and Financial Markets Association
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

309988 05-18 A317/AR317 03-18

Annual Report

March 31, 2018

Wells Fargo Utility and Telecommunications Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of March 31, 2018, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Utility and Telecommunications Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Utility and Telecommunications Fund for the 12-month period that ended March 31, 2018. During the last three quarters of 2017, investors enjoyed consistently rising equity values globally. Short-term interest rates tended to increase, while long-term rates remained flat to lower. During the final two months of the first quarter of 2018, equity market volatility returned, stocks reversed year-to-date gains, and bond yields rose while prices fell.

For the period, U.S. stocks, as measured by the S&P 500 Index,1 gained 13.99% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 added 16.53%. Emerging market stocks, as measured by the MSCI EM Index (Net),3 added 24.93%. In bond markets, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 1.20% and the Bloomberg Barclays Municipal Bond Index5 added 2.66% while fixed-income investments outside the U.S. gained 11.75%, according to the Bloomberg Barclays Global Aggregate ex-USD Index.6 The ICE BofAML U.S. High Yield Index7 earned 3.69%.

Through the last nine months of 2017, stocks advanced on synchronized global growth, which led to higher investor and consumer confidence. The first quarter of 2018 began with strong stock market gains in January. A strong January 2018 U.S. employment report and inflation concerns prompted equity volatility in February. Investor optimism for growth was supplanted with concerns over trade tensions, increased interest rates, and the prospect of new data privacy regulations.

Reactions to U.S. interest rate increases were uneven across the yield curve and globally.

The U.S. Federal Reserve (Fed) increased the federal funds rate three times during the 12-month period for a combined 75 basis points (bps; 100 bps equals 1.00%). Following an increase in March 2017, short-term bond yields in the U.S. rose while longer-term Treasury yields were little changed. Municipal bond returns were positive, helped by strong demand and constrained new-issue supply. The Fed raised the target interest rate once again in June 2017 to a range of 1.00% to 1.25%. Ten-year U.S. Treasury yields declined, the yield curve flattened, and long-term bond prices benefited.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[7]	The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2018. ICE Data Indices, LLC. All rights reserved.

Letter to shareholders (unaudited)	Wells Fargo Utility and Telecommunications Fund	3

Internationally, central banks maintained low interest rates and accommodative monetary policies that supported business activity and stock values in foreign markets. A weaker U.S. dollar was generally supportive of business activity in regions around the globe. The Bank of Japan continued its accommodative monetary policies, and industrial production, retail sales, and fixed asset investment increased in China.

Growth continued through the summer of 2017.

Globally, stocks moved higher during the third quarter of 2017. Low inflation and interest rates supported accelerating global economic growth and corporate earnings. Brief episodes of geopolitical tensions, often associated with North Korea’s advancing nuclear missile program, flaring conflicts in the Middle East, and uncertainty surrounding U.S. trade policies, did not discourage investing activity.

In the U.S., economic data released during the quarter reflected a generally healthy economy. Second-quarter economic output grew at a 3.1% annual rate. Stocks in international developed and emerging markets continued to benefit from improving economic growth.

Positive economic and market news continued as 2017 closed and 2018 began.

During the fourth quarter of 2017, stock markets continued the move higher. Third-quarter economic output in the U.S. grew at a 3.2% annual rate. The unemployment rate fell to a 17-year low of 4.1%. Tax reform passed and wage growth data improved, encouraging increased business and consumer spending.

Fed officials announced in October 2017 plans to begin unwinding its $4.5 trillion portfolio of bonds and other assets accumulated during rounds of quantitative easing conducted since the 2008–2009 recession. Still, restrained inflation kept long-term bond rates steady and the flattened yield curve persisted. The Fed raised the federal funds rate target to a range of 1.25% to 1.50% in December 2017 and began selling bonds held in its portfolio.

2018 opened with continued stock advances, then volatility.

Improving business and economic data globally continued to support stocks through January 2018. Political wrangling in the U.S. over budget resolutions could not dissuade investors from buying stocks as payrolls and factory orders increased. Long-term interest rates in the U.S. trended higher as the yield curve steepened—the 10-year Treasury rate moved from 2.46% to 2.84% and the 30-year rate moved from 2.81% to 3.08% during January 2018.

Investor sentiment shifted in February as inflation concerns emerged in the U.S. when readings from the Producer Price Index in January rose 2.5% year over year. During February, the U.S. market endured a loss from January’s high of nearly 12% before recovering much of that loss. The Fed raised the federal funds rate in March 2018. Bond yields rose across the yield curve.

During January 2018, purchasing managers’ indices in China, the eurozone, India, and Japan reported data for December that indicated continued growth. Despite positive economic signals and business fundamentals, international stock values fell during February and March 2018, swept up in the selling momentum in U.S. markets.

Globally, stocks moved higher during the third quarter of 2017.

During February, the U.S. market endured a loss from January’s high of nearly 12% before recovering much of that loss.

4	Wells Fargo Utility and Telecommunications Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222.

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6	Wells Fargo Utility and Telecommunications Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Crow Point Partners, LLC

Portfolio manager

Timothy P. O’Brien, CFA®

Average annual total returns (%) as of March 31, 20181

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EVUAX)	1-4-1994	(1.98)	5.89	5.77	4.00	7.15	6.40	1.18	1.14
Class C (EVUCX)	9-2-1994	2.24	6.36	5.60	3.24	6.36	5.60	1.93	1.89
Administrator Class (EVUDX)	7-30-2010	–	–	–	4.21	7.36	6.56	1.10	0.95
Institutional Class (EVUYX)	2-28-1994	–	–	–	4.38	7.51	6.72	0.85	0.78
S&P 500 Utilities Index[4]	–	–	–	–	1.89	9.16	7.07	–	–
S&P 500 Index[5]	–	–	–	–	13.99	13.31	9.49	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

While the S&P 500 Index is comprised of U.S. equity securities of companies diversified across ten sectors, the Fund’s holdings are concentrated primarily in utilities and telecommunication services stocks. Therefore, the performance of the S&P 500 Index is displayed only to show how the concentrated Fund performed compared with a diversified selection of U.S. equity securities.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Funds that concentrate their investments in limited sectors, such as utilities and telecommunication services, are more vulnerable to adverse market, economic, regulatory, political, or other developments affecting those sectors. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to convertible securities risk, foreign investment risk, high-yield securities risk, smaller-company securities risk, non-diversification risk and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Utility and Telecommunications Fund	7

Growth of $10,000 investment as of March 31, 2018[6]

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Utility and Telecommunications Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through July 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	The S&P 500 Utilities Index is a market-value-weighted index, that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.

[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Utilities Index and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Utility and Telecommunications Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed the S&P 500 Utilities Index for the 12-month period that ended March 31, 2018.

∎	The Fund benefited from strength in many regulated utilities holdings, certain telecommunication services firms, and select information technology holdings.

∎	A California electric utility and certain telecommunication services holdings detracted from performance.

A strong economy accompanied rising energy prices and interest rates.

Energy prices recovered substantially during the 12-month reporting period. Oil prices rose following producer-output reductions and modestly higher demand. The recovery in natural gas prices was less impressive, with demand depressed by comparatively warm winter weather. Interest rates rose during the year, not only on the short end but also on the long end of the yield curve. U.S. economic growth during the year was robust.

We made only moderate changes to the Fund during the reporting period.

The Fund’s composition did not change dramatically during the reporting period, and turnover remained low. We initiated and subsequently eliminated a position in PG&E Corporation after initially thinking concerns about fire liability were overblown and then deciding that they weren’t. Positions in Chatham Lodging Trust; Clipper Realty Incorporated; EQT Corporation; Snam S.p.A; and South Jersey Industries, Incorporated, were eliminated. We initiated a position in Hera S.p.A and added to existing positions in Perma-Pipe International Holdings, Incorporated, and Dominion Energy, Incorporated.

Some of the Fund’s best-performing utility holdings included American Water Works Company, Incorporated; PNM Resources, Incorporated; and Alliant Energy Corporation. The position in Shenandoah Telecommunications Company performed particularly well, as did the Visa Incorporated and MasterCard Incorporated positions.

Wheeler Real Estate Investment Trust, Incorporated, was a drag on performance, as were telecommunication services and related media holdings AT&T Incorporated and Comcast Corporation. California utility holding Edison International was a material detractor, falling in price over concerns about its potential liability for wildfires. Spark Energy, Incorporated, lagged badly after it reduced guidance.

Our outlook for utilities remains, on balance, favorable.

In our view, the fundamentals of regulated network utilities appear strong. Regulated utilities may have abundant opportunities to invest in their core businesses at returns we view as attractive. While the U.S. retains adequate power-generation capacity, current regulatory mandates are requiring utilities to increase renewable-energy sources and reduce the country’s historical reliance on fossil fuels in general and coal in particular. The development of U.S. shale-gas production has been providing investors with opportunities to make investments in gas gathering, processing, and transport infrastructure. Overall, utilities may be growing faster than at any time since the 1950s, and their growth could be sustainable for the intermediate term or longer. Our outlook for telecommunication services companies generally is less robust, with the legacy local-exchange telephone business in secular decline, cable under pressure, and wireless approaching saturation; however, select telecommunication services stocks likely present opportunities.

Short-term interest rates have begun to normalize after years of central-bank suppression. We do not believe that rates are likely to go up much on the short or the long end of the yield curve, as inflation seems well contained. A continued low interest rate environment likely should help support the prices of utilities stocks because income-seeking investors favor their relatively generous dividends. Also, the tax environment has remained reasonably favorable for utilities investors. While the tax rate on qualified dividend income increased to 23.8% from 15.0% in 2013, it remains well below the top marginal tax rate for ordinary income and has had little visible impact on the performance of utilities stocks. For now, we view the outlook for utilities as reasonably bright, with many important positives outweighing a few limited concerns.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Utility and Telecommunications Fund	9

Ten largest holdings (%) as of March 31, 2018[7]
Visa Incorporated Class A	8.85
CMS Energy Corporation	7.44
NextEra Energy Incorporated	7.38
Eversource Energy	6.86
Alliant Energy Corporation	6.49
PNM Resources Incorporated	6.29
Sempra Energy	6.09
Edison International	5.67
Dominion Energy Incorporated	4.97
Shenandoah Telecommunications Company	4.93

Industry distribution as of March 31, 2018[8]

Please see footnotes on page 7.

10	Wells Fargo Utility and Telecommunications Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from October 1, 2017 to March 31, 2018.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 10-1-2017	Ending account value 3-31-2018	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$978.23	$5.61	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$5.72	1.14%
Class C
Actual	$1,000.00	$974.50	$9.29	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.52	$9.48	1.89%
Administrator Class
Actual	$1,000.00	$978.78	$4.69	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Institutional Class
Actual	$1,000.00	$979.56	$3.85	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—March 31, 2018	Wells Fargo Utility and Telecommunications Fund	11

Security name	Shares	Value

Common Stocks: 95.83%

Consumer Discretionary: 4.21%

Media: 4.21%
Comcast Corporation Class A	450,200	$15,383,334

Financials: 0.17%

Diversified Financial Services: 0.17%
A-Mark Precious Metals Incorporated	49,427	605,481

Industrials: 0.51%

Machinery: 0.51%
Perma-Pipe International Holdings Incorporated †	206,842	1,871,920

Information Technology: 13.41%

IT Services: 13.41%
MasterCard Incorporated Class A	95,000	16,640,200
Visa Incorporated Class A	270,000	32,297,400

		48,937,600

Real Estate: 1.10%

Equity REITs: 1.10%
Gladstone Land REIT Corporation	40,000	483,200
Preferred Apartment Communities Incorporated Series A	250,000	3,547,500

		4,030,700

Telecommunication Services: 5.91%

Diversified Telecommunication Services: 0.98%
AT&T Incorporated	100,000	3,565,000

Wireless Telecommunication Services: 4.93%
Shenandoah Telecommunications Company	500,000	18,000,000

Utilities: 70.52%

Electric Utilities: 40.37%
ALLETE Incorporated	10,000	722,500
Alliant Energy Corporation	580,000	23,698,800
American Electric Power Company Incorporated	175,000	12,003,250
Edison International	325,000	20,689,500
Eversource Energy	425,000	25,041,000
Great Plains Energy Incorporated	210,000	6,675,900
NextEra Energy Incorporated	165,000	26,949,450
PNM Resources Incorporated	600,000	22,950,000
Spark Energy Incorporated Class A (l)	729,006	8,638,721

		147,369,121

Multi-Utilities: 25.65%
CenterPoint Energy Incorporated	250,000	6,850,000
CMS Energy Corporation	600,000	27,174,000

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Utility and Telecommunications Fund	Portfolio of investments—March 31, 2018

Security name			Shares	Value

Multi-Utilities (continued)
Dominion Energy Incorporated			269,000	$18,138,670
Hera SpA			1,000,000	3,664,140
Northwestern Corporation			102,411	5,509,712
Public Service Enterprise Group Incorporated			200,000	10,048,000
Sempra Energy			200,000	22,244,000

				93,628,522

Water Utilities: 4.50%
American Water Works Company Incorporated			200,000	16,426,000

Total Common Stocks (Cost $148,888,409)				349,817,678

	Dividend yield
Preferred Stocks: 1.63%

Real Estate: 0.64%

Equity REITs: 0.64%
Wheeler REIT Incorporated «	14.00%		150,000	2,344,500

Utilities: 0.99%

Electric Utilities: 0.99%
Spark Energy Incorporated	9.87		150,000	3,600,000

Total Preferred Stocks (Cost $7,496,558)				5,944,500

		Expiration date
Warrants: 0.00%

Energy: 0.00%

Oil, Gas & Consumable Fuels: 0.00%
Energy & Exploration Partners Incorporated †(a)		5-16-2023	9	0

Total Warrants (Cost $0)				0

	Yield

Short-Term Investments: 2.92%

Investment Companies: 2.92%
Securities Lending Cash Investment LLC (l)(r)(u)	1.89		1,328,142	1,328,275
Wells Fargo Government Money Market Fund Select Class (l)(u)	1.54		9,340,273	9,340,273

Total Short-Term Investments (Cost $10,668,548)				10,668,548

Total investments in securities (Cost $167,053,515)	100.38%	366,430,726
Other assets and liabilities, net	(0.38)	(1,403,882)

Total net assets	100.00%	$365,026,844

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—March 31, 2018	Wells Fargo Utility and Telecommunications Fund	13

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

«	All or a portion of this security is on loan.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Common Stocks
Utilities
Electric Utilities
Spark Energy Incorporated Class A	364,503	364,503	0	729,006	$0	$(3,007,150)	$528,529	$8,638,721	2.36%

Short-Term Investments
Investment Companies
Securities Lending Cash Investment LLC	40,496	36,449,783	35,162,137	1,328,142	50	0	85,097	1,328,275
Wells Fargo Government Money Market Fund Select Class	9,484,804	57,839,019	57,983,550	9,340,273	0	0	93,791	9,340,273

								10,668,548	2.92

					$50	$(3,007,150)	$707,417	$19,307,269	5.28%

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Utility and Telecommunications Fund	Statement of assets and liabilities—March 31, 2018

Assets
Investments in unaffiliated securities (including $1,361,373 of securities loaned), at value (cost $149,628,926)	$347,123,457
Investments in affiliated securities, at value (cost $17,424,589)	19,307,269
Cash	306,625
Foreign currency, at value (cost $183,983)	181,793
Receivable for Fund shares sold	151,819
Receivable for dividends	616,225
Receivable for securities lending income	3,813
Prepaid expenses and other assets	28,054

Total assets	367,719,055

Liabilities
Payable upon receipt of securities loaned	1,328,225
Payable for investments purchased	690,716
Payable for Fund shares redeemed	221,214
Management fee payable	204,346
Administration fees payable	63,884
Distribution fees payable	27,285
Trustees’ fees and expenses payable	2,025
Shareholder servicing fees payable	72,461
Accrued expenses and other liabilities	82,055

Total liabilities	2,692,211

Total net assets	$365,026,844

NET ASSETS CONSIST OF
Paid-in capital	$175,206,324
Undistributed net investment income	451,894
Accumulated net realized losses on investments	(10,006,395)
Net unrealized gains on investments	199,375,021

Total net assets	$365,026,844

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$287,047,139
Shares outstanding – Class A1	14,028,458
Net asset value per share – Class A	$20.46
Maximum offering price per share – Class A2	$21.71
Net assets – Class C	$41,729,112
Shares outstanding – Class C1	2,038,623
Net asset value per share – Class C	$20.47
Net assets – Administrator Class	$4,702,476
Shares outstanding – Administrator Class[1]	229,569
Net asset value per share – Administrator Class	$20.48
Net assets – Institutional Class	$31,548,117
Shares outstanding – Institutional Class[1]	1,542,526
Net asset value per share – Institutional Class	$20.45

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended March 31, 2018	Wells Fargo Utility and Telecommunications Fund	15

Investment income
Dividends (net of foreign withholding taxes of $25,604)	$9,964,967
Income from affiliated securities	707,417

Total investment income	10,672,384

Expenses
Management fee	2,530,016
Administration fees
Class A	651,639
Class B	102 [1]
Class C	100,228
Administrator Class	6,092
Institutional Class	34,407
Shareholder servicing fees
Class A	775,761
Class B	121 [1]
Class C	119,319
Administrator Class	11,715
Distribution fees
Class B	363 [1]
Class C	357,957
Custody and accounting fees	25,623
Professional fees	48,819
Registration fees	71,133
Shareholder report expenses	75,850
Trustees’ fees and expenses	18,999
Other fees and expenses	10,795

Total expenses	4,838,939
Less: Fee waivers and/or expense reimbursements	(153,432)

Net expenses	4,685,507

Net investment income	5,986,877

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(3,563,434)
Affiliated securities	50

Net realized losses on investments	(3,563,384)

Net change in unrealized gains (losses) on:
Unaffiliated securities	16,376,553
Affiliated securities	(3,007,150)

Net change in unrealized gains (losses) on investments	13,369,403

Net realized and unrealized gains (losses) on investments	9,806,019

Net increase in net assets resulting from operations	$15,792,896

[1]	For the period from April 1, 2017 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Utility and Telecommunications Fund	Statement of changes in net assets

	Year ended March 31, 2018		Year ended March 31, 2017

Operations
Net investment income		$5,986,877		$6,758,973
Net realized gains (losses) on investments		(3,563,384)		9,085,832
Net change in unrealized gains (losses) on investments		13,369,403		16,612,203

Net increase in net assets resulting from operations		15,792,896		32,457,008

Distributions to shareholders from
Net investment income
Class A		(5,216,624)		(5,455,227)
Class B		0 [1]		(13,658)
Class C		(426,300)		(530,072)
Administrator Class		(90,935)		(123,585)
Institutional Class		(572,093)		(469,463)

Total distributions to shareholders		(6,305,952)		(6,592,005)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	519,687	10,873,178	856,994	16,502,586
Class B	0 [1]	0 [1]	931	17,537
Class C	32,953	695,831	133,306	2,547,241
Administrator Class	69,039	1,434,536	167,059	3,222,053
Institutional Class	667,149	13,862,735	1,186,116	22,755,310

		26,866,280		45,044,727

Reinvestment of distributions
Class A	231,217	4,823,724	261,582	5,117,059
Class B	0 [1]	0 [1]	526	10,337
Class C	19,292	401,388	24,081	472,936
Administrator Class	4,175	87,094	6,212	121,579
Institutional Class	25,626	532,962	21,471	420,106

		5,845,168		6,142,017

Payment for shares redeemed
Class A	(2,125,163)	(44,280,111)	(2,573,856)	(49,397,946)
Class B	(34,601)[1]	(704,872)[1]	(121,956)	(2,335,058)
Class C	(568,843)	(11,910,983)	(673,370)	(12,905,384)
Administrator Class	(101,645)	(2,105,048)	(275,364)	(5,137,966)
Institutional Class	(379,011)	(7,884,279)	(797,063)	(15,174,155)

		(66,885,293)		(84,950,509)

Net decrease in net assets resulting from capital share transactions		(34,173,845)		(33,763,765)

Total decrease in net assets		(24,686,901)		(7,898,762)

Net assets
Beginning of period		389,713,745		397,612,507

End of period		$365,026,844		$389,713,745

Undistributed net investment income		$451,894		$779,965

[1]	For the period from April 1, 2017 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Utility and Telecommunications Fund	17

(For a share outstanding throughout each period)

	Year ended March 31
CLASS A	2018	2017	2016	2015	2014
Net asset value, beginning of period	$20.01	$18.70	$18.23	$17.71	$15.85
Net investment income	0.34	0.35	0.31	0.29	0.36
Net realized and unrealized gains (losses) on investments	0.47	1.30	0.45	0.57	1.84

Total from investment operations	0.81	1.65	0.76	0.86	2.20
Distributions to shareholders from
Net investment income	(0.36)	(0.34)	(0.29)	(0.34)	(0.34)
Net asset value, end of period	$20.46	$20.01	$18.70	$18.23	$17.71
Total return[1]	4.00%	8.87%	4.30%	4.82%	14.12%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.18%	1.20%	1.22%	1.22%
Net expenses	1.14%	1.14%	1.14%	1.14%	1.14%
Net investment income	1.60%	1.79%	1.73%	1.57%	2.21%
Supplemental data
Portfolio turnover rate	7%	22%	15%	29%	20%
Net assets, end of period (000s omitted)	$287,047	$308,152	$315,238	$341,342	$350,029

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Utility and Telecommunications Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
CLASS C	2018	2017	2016	2015	2014
Net asset value, beginning of period	$20.01	$18.70	$18.25	$17.73	$15.86
Net investment income	0.13	0.16	0.17 [1]	0.15	0.24 [1]
Net realized and unrealized gains (losses) on investments	0.52	1.34	0.45	0.57	1.85

Total from investment operations	0.65	1.50	0.62	0.72	2.09
Distributions to shareholders from
Net investment income	(0.19)	(0.19)	(0.17)	(0.20)	(0.22)
Net asset value, end of period	$20.47	$20.01	$18.70	$18.25	$17.73
Total return[2]	3.24%	8.04%	3.49%	4.04%	13.31%
Ratios to average net assets (annualized)
Gross expenses	1.92%	1.93%	1.95%	1.97%	1.97%
Net expenses	1.89%	1.89%	1.89%	1.89%	1.89%
Net investment income	0.85%	1.02%	0.99%	0.82%	1.46%
Supplemental data
Portfolio turnover rate	7%	22%	15%	29%	20%
Net assets, end of period (000s omitted)	$41,729	$51,123	$57,431	$63,632	$61,329

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Utility and Telecommunications Fund	19

(For a share outstanding throughout each period)

	Year ended March 31
ADMINISTRATOR CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$20.03	$18.72	$18.25	$17.73	$15.86
Net investment income	0.37	0.38	0.34	0.33	0.40
Net realized and unrealized gains (losses) on investments	0.48	1.30	0.45	0.56	1.84

Total from investment operations	0.85	1.68	0.79	0.89	2.24
Distributions to shareholders from
Net investment income	(0.40)	(0.37)	(0.32)	(0.37)	(0.37)
Net asset value, end of period	$20.48	$20.03	$18.72	$18.25	$17.73
Total return	4.21%	9.04%	4.49%	5.01%	14.41%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.10%	1.09%	1.06%	1.04%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.80%	1.93%	1.93%	1.79%	2.38%
Supplemental data
Portfolio turnover rate	7%	22%	15%	29%	20%
Net assets, end of period (000s omitted)	$4,702	$5,168	$6,740	$8,365	$9,383

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Utility and Telecommunications Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended March 31
INSTITUTIONAL CLASS	2018	2017	2016	2015	2014
Net asset value, beginning of period	$20.00	$18.69	$18.23	$17.74	$15.87
Net investment income	0.41	0.42	0.36 [1]	0.35 [1]	0.42
Net realized and unrealized gains (losses) on investments	0.47	1.30	0.45	0.54	1.85

Total from investment operations	0.88	1.72	0.81	0.89	2.27
Distributions to shareholders from
Net investment income	(0.43)	(0.41)	(0.35)	(0.40)	(0.40)
Net asset value, end of period	$20.45	$20.00	$18.69	$18.23	$17.74
Total return	4.38%	9.26%	4.63%	5.02%	14.58%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.85%	0.84%	0.79%	0.79%
Net expenses	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income	1.95%	2.18%	2.03%	1.89%	2.56%
Supplemental data
Portfolio turnover rate	7%	22%	15%	29%	20%
Net assets, end of period (000s omitted)	$31,548	$24,575	$15,295	$14,156	$10,325

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Utility and Telecommunications Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Utility and Telecommunications Fund (the “Fund”) which is a non-diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Non-listed options are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On March 31, 2018, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair

22	Wells Fargo Utility and Telecommunications Fund	Notes to financial statements

valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund, if any, is included in income from affiliated securities on the Statement of Operations.

Options

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

Notes to financial statements	Wells Fargo Utility and Telecommunications Fund	23

The Fund may also purchase call or put options. Premiums paid are included in the Statement of Assets and Liabilities as investments, the values of which are subsequently adjusted based on the current market values of the options. Premiums paid for purchased options that expire are recognized as realized losses on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Purchased options traded over-the-counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk can be mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of March 31, 2018, the aggregate cost of all investments for federal income tax purposes was $172,076,229 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$200,932,069
Gross unrealized losses	(6,577,572)
Net unrealized gains	$194,354,497

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At March 31, 2018, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(8,996)	$8,996

As of March 31, 2018 the Fund had capital loss carryforwards which consist of $4,983,682 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

24	Wells Fargo Utility and Telecommunications Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of March 31, 2018:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$15,383,334	$0	$0	$15,383,334
Financials	605,481	0	0	605,481
Industrials	1,871,920	0	0	1,871,920
Information technology	48,937,600	0	0	48,937,600
Real estate	4,030,700	0	0	4,030,700
Telecommunication services	21,565,000	0	0	21,565,000
Utilities	253,759,503	3,664,140	0	257,423,643

Preferred stocks
Real estate	2,344,500	0	0	2,344,500
Utilities	3,600,000	0	0	3,600,000

Warrants
Energy	0	0	0	0

Short-term investments
Investment companies	9,340,273	0	0	9,340,273
Investments measured at net asset value*				1,328,275
Total assets	$361,438,311	$3,664,140	$0	$366,430,726

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $1,328,275 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At March 31, 2018, the Fund had no material transfers between Level 1 and Level 2. The Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment

Notes to financial statements	Wells Fargo Utility and Telecommunications Fund	25

management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.65% and declining to 0.48% as the average daily net assets of the Fund increase. For the year ended March 31, 2018, the management fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Crow Point Partners, LLC, which is not an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through July 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.14% for Class A shares, 1.89% for Class C shares, 0.95% for Administrator Class shares, and 0.78% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended March 31, 2018, Funds Distributor received $10,424 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A, Class B, and Class C for the year ended March 31, 2018.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended March 31, 2018 were $ 27,740,788 and $61,626,120, respectively.

26	Wells Fargo Utility and Telecommunications Fund	Notes to financial statements

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended March 31, 2018, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $6,305,952 and $6,592,005 of ordinary income for the years ended March 31, 2018 and March 31, 2017, respectively.

As of March 31 2018, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$459,714	$194,352,307	$(4,983,682)

8. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in utility and telecommunications companies and, therefore, may be more affected by changes in the utility and telecommunications sectors than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Utility and Telecommunications Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Wells Fargo Utility and Telecommunications Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, including the portfolio of investments, as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies, however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

May 23, 2018

28	Wells Fargo Utility and Telecommunications Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended March 31, 2018.

Pursuant to Section 854 of the Internal Revenue Code, $6,305,952 of income dividends paid during the fiscal year ended March 31, 2018 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Utility and Telecommunications Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 153 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman** (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and the Glimmerglass Festival. She is also an inactive Chartered Financial Analyst.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Utility and Telecommunications Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell*** (Born 1953)	Trustee, since 2006; Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny**** (Born 1951)	Trustee, since 1996; Chairman, since 2018; Vice Chairman, from 2017 to 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
James G. Polisson***** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Trustee of the Evergreen Fund complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Pamela Wheelock***** (Born 1959)	Trustee, since 2018; Advisory Board Member, from 2017 to 2018	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Jane Freeman became Chair Liaison effective January 1, 2018.

***	Olivia Mitchell became Chairman of the Governance Committee effective January 1, 2018.

****	Timothy Penny became Chairman effective January 1, 2018.

*****	James Polisson and Pamela Wheelock each became a Trustee effective January 1, 2018.

Other information (unaudited)	Wells Fargo Utility and Telecommunications Fund	31

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
Alexander Kymn* (Born 1973)	Secretary, since 2018; Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.
C. David Messman** (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 77 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 77 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Alexander Kymn became the Secretary and Chief Legal Officer effective April 17, 2018.

**	David Messman was the Secretary and Chief Legal Officer until April 16, 2018.

32	Wells Fargo Utility and Telecommunications Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
INR	— Indian rupee
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Agency
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SIFMA	— Securities Industry and Financial Markets Association
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2018 Wells Fargo Funds Management, LLC. All rights reserved.

309989 05-18 A318/AR318 03-18

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended March 31, 2018	Fiscal year ended March 31, 2017
Audit fees	$295,730	$286,125
Audit-related fees	—	—
Tax fees (1)	40,565	39,400
All other fees	—	—

	$336,295	$325,525

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:

Andrew Owen
President

Date:	May 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:

Andrew Owen
President

Date:	May 23, 2018

By:	/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date: May 23, 2018